UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21213

Nuveen AMT-Free Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 tril-lion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 22, 2021

Portfolio Manager’s Comments
Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Christopher L. Drahn, CFA, reviews key investment strategies and the six-month performance of these two national Funds.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended April 30, 2021, and how did these strategies influence performance?
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
During the six-month reporting period, the municipal bond market continued to recover amid upgraded economic forecasts, additional fiscal stimulus and the Federal Reserve’s commitment to accommodative monetary policy. Municipal yields declined for most longer maturities, and the municipal yield curve flattened slightly. Credit spreads narrowed further as the municipal credit outlook improved and investors continued to seek higher yielding investments lower down the credit spectrum. Against this backdrop, municipal bonds had positive performance in the six-month reporting period.
Trading activity continued to focus on pursuing the Funds’ investment objectives. Overall sector weightings and credit profiles did not change dramatically in NAD or NEA over the course of this reporting period. Certain sectors and ratings categories were hit harder than others in the March-April 2020 COVID-19 crisis related sell-off. The Funds generally tried to maintain allocations to such sectors and occasionally sought to incrementally and opportunistically add exposure. As credit spreads compressed during this reporting period and moved closer to completely reversing the spread widening of the spring of 2020, NAD and NEA actually added very slightly to higher ratings categories.
Prior to this reporting period, opportunities for tax loss swapping began in earnest with the sell-off in March and April 2020. This tactic generally entailed selling depreciated bonds with lower book yields and buying similarly structured bonds at the higher yields now available in the marketplace. This approach was implemented to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient. However, the opportunities for tax loss swapping greatly dissipated after the markets’ rebound in the summer and fall of 2020, although there were a few tax loss swaps that did take place in NAD and NEA during the brief March 2021 back-up in yields.
Additionally, NAD participated in the Florida Brightline Rail bond partial tender/exchange offer and incrementally added to weightings in that name during the reporting period.
As of April 30, 2021, the Funds continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the six-month reporting period ended April 30, 2021?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended April 30, 2021. Each Fund’s total returns at NAV are compared with the performance of a corresponding market index.
For the six months ended April 30, 2021, the total returns on common share NAV for both NAD and NEA outperformed the returns for the national S&P Municipal Bond Index and the secondary benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index (the “Blended Index”). For the purposes of this Performance Commentary, mentions of relative performance are in comparison to the Blended Index.

The main factors influencing the Funds’ relative performance during this reporting period were yield curve and duration positioning, credit quality allocation and sector allocation. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, yields fell across the shortest and longest maturities, but rose in the short-intermediate part of the curve. Given this dynamic, longer duration bonds generally performed the best. NAD and NEA were both generally overweight in longer duration bonds relative to the Blended Index, which was a significant positive for performance.
Looking at credit ratings, lower rated and high yield bonds (i.e., BBB and below investment grade rated credits) outperformed high grade (AAA and AA rated) bonds in this reporting period. The Funds were well positioned for the environment, with overweight allocations in lower quality categories (A and especially BBB rated) that were positive contributors to performance relative to the Blended Index for the two Funds. In addition, NAD benefited from its underweight and security selection in both the AAA and AA rated categories relative to the Blended Index. NEA was favorably underweight the AAA rated category (but more neutrally weighted in AA rated paper) and benefited from security selection in both categories. However, NAD and NEA were underweight versus the Blended Index in below investment grade and especially in non-rated bonds, which was a relative detractor from performance as these segments outperformed.
Sector positioning had mixed results during the reporting period. For NAD, sector positioning overall had a neutral to a very small negative impact on performance relative to the Blended Index, while NEA’s sector positioning overall was a small relative detractor. Both Funds’ overweight in the pre-refunded sector dampened relative performance. Pre-refunded bonds are typically older holdings retained for their higher book yields, resulting in more favorable distributable income characteristics for the Funds. The Funds’ more advantageous sector positions included an underweight and favorable security selection in state and local general obligation debt, and an overweight in hospitals. The Funds’ overweight in toll roads had a neutral impact (as toll roads were a neutral performing sector) but security selection there was a small positive factor. The Funds were slightly underweight certain components of the transportation sector (such as passenger/commuter rail) which rebounded strongly, and this cost the Funds some relative performance. However, NAD’s positive security selection in this category somewhat offset the negative impact of the underweight. NAD’s overweight and security selection in airports also added value. Both Funds’ small underweight in industrial development revenue bonds hurt relative performance, although security selection there was slightly beneficial.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage had a positive impact on the performance of NAD and NEA over this reporting period.
As of April 30, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.
	NAD	NEA
Effective Leverage*	36.61%	37.04%
Regulatory Leverage*	34.83%	34.95%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings and reverse repurchase agreements are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of April 30, 2021, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD	$1,406,500,000	$ 632,000,000	$2,038,500,000
NEA	$ 836,500,000	$1,728,300,000	$2,564,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares for further details on preferred shares and each Fund’s respective transactions.
Reverse Repurchase Agreements
As noted previously, NEA used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. During the current reporting period, NEA temporarily used reverse repurchase agreements while awaiting the settlement of newly issued preferred shares. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.
Subsequent to the Close of
	Current Reporting Period				the Reporting Period
Outstanding			Outstanding		Average		Outstanding
Balance as of			Balance as of		Balance		Balance as of
November 1, 2020	Sales	Purchases	April 30, 2021	Outstanding*	Sales	Purchases	June 28, 2021
$ —	$130,900,000	$(130,900,000)	$ —	$130,900,000	$ —	$ —	$ —

* For the period February 1, 2021 through February 18, 2021.

Refer to Notes to Financial Statements, Note 9 - Fund Leverage for further details.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2020	$0.0595	$0.0585
December	0.0595	0.0585
January	0.0595	0.0585
February*	0.0595	0.0586
March	0.0595	0.0585
April 2021	0.0595	0.0585
Total Distributions from Net Investment Income	$0.3570	$0.3511

Yields
Market Yield**	4.66%	4.66%
Tax-Equivalent Yield**	7.84%	7.85%

*	Total of distributions declared by NEA before and after the Reorganization as further described in the Notes to Financial Statements.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of April 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	21,160,000	27,855,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
	NAD	NEA
Common share NAV	$16.34	$15.97
Common share price	$15.32	$15.05
Premium/(Discount) to NAV	(6.24)%	(5.76)%
Average premium/(discount) to NAV	(7.14)%	(6.77)%

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NAD at Common Share NAV	6.05%	16.44%	5.08%	7.63%
NAD at Common Share Price	8.62%	23.10%	5.28%	7.80%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
NAD Custom Blended Fund Performance Benchmark(1)	3.08%	8.92%	3.77%	4.66%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

(1)
The Blended Index consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.8%
Investment Companies	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	156.4%
Floating Rate Obligations	(3.0)%
AMTP Shares, net of deferred
offering costs	(19.1)%
MFP Shares, net of deferred
offering costs	(17.8)%
VRDP Shares, net of deferred
offering costs	(16.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.1%
AAA	2.3%
AA	16.5%
A	39.8%
BBB	18.7%
BB or Lower	6.5%
N/R (not rated)	5.1%
N/A (not applicable)	0.0%*
Total	100%

Portfolio Composition
(% of total investments)
Transportation	27.3%
Health Care	17.0%
Tax Obligation/Limited	15.4%
U.S. Guaranteed	10.8%
Utilities	9.5%
Tax Obligation/General	8.8%
Other	11.2%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	12.3%
Illinois	9.8%
Maryland	7.8%
California	7.7%
Colorado	6.3%
Florida	5.6%
New York	5.5%
Ohio	3.9%
New Jersey	3.2%
Pennsylvania	2.9%
South Carolina	2.8%
Missouri	2.8%
Louisiana	2.0%
Arizona	1.9%
Michigan	1.8%
Washington	1.7%
Oregon	1.4%
Virginia	1.4%
Other[1]	19.2%
Total	100%

(1)	See Portfolio of Investments for details on “other” States and Territories.
*	Rounds to less that 0.1%.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NEA at Common Share NAV	5.33%	15.49%	5.31%	6.49%
NEA at Common Share Price	7.52%	22.25%	5.73%	6.96%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
NEA Custom Blended Fund Performance Benchmark(1)	3.08%	8.92%	3.77%	4.66%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

(1)
The Blended Index consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.2%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	156.4%
Floating Rate Obligations	(2.8)%
AMTP Shares, net of deferred
offering costs	(6.6)%
MFP Shares, net of deferred
offering costs	(22.8)%
VRDP Shares, net of deferred
offering costs	(24.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.1%
AAA	3.2%
AA	23.0%
A	35.4%
BBB	16.0%
BB or Lower	6.1%
N/R (not rated)	4.2%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.8%
Tax Obligation/Limited	16.6%
Transportation	15.4%
U.S. Guaranteed	11.9%
Tax Obligation/General	11.8%
Utilities	10.5%
Education and Civic Organizations	7.0%
Other	6.0%
Total	100%

States and Territories
(% of total municipal bonds)
Michigan	10.5%
Illinois	10.4%
Texas	6.8%
Colorado	6.7%
New York	5.5%
California	5.3%
North Carolina	5.1%
Florida	4.4%
Ohio	4.2%
New Jersey	3.9%
Pennsylvania	3.2%
Missouri	2.9%
South Carolina	2.5%
Georgia	2.3%
District of Columbia	2.1%
Wisconsin	1.9%
Louisiana	1.9%
Indiana	1.9%
Other[1]	18.5%
Total	100%

(1)	See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report
A special meeting of shareholders was held on December 7, 2020 for the preferred shareholders of NAD and NEA. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting NAD and NEA preferred shareholders were asked to approve an Agreement and Plan of Reorganization.
	NAD	NEA
	Preferred	Preferred
	Shares	Shares
To approve an Agreement and Plan of Reorganization
For	18,565	216,918
Against	—	—
Abstain	—	—
Total	18,565	216,918

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.8% (99.9% of Total Investments)
	MUNICIPAL BONDS – 153.8% (99.9% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$ 5,000	5.000%, 10/01/33 – AGM Insured (AMT)	10/27 at 100.00	BBB+	$ 5,963,000
5,455	5.000%, 10/01/34 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,492,050
5,550	5.000%, 10/01/35 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,593,122
17,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	25,594,100
	5.000%, 9/01/46
4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	4,849,018
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
37,670	Total Alabama			49,491,290
	Alaska – 0.6% (0.4% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,740,481
3,400	5.000%, 1/01/25 (AMT)	No Opt. Call	Baa2	3,845,298
1,000	5.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,124,970
1,075	5.000%, 1/01/29 (AMT)	7/25 at 100.00	Baa2	1,202,645
300	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	333,150
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
80	4.625%, 6/01/23	5/21 at 100.00	A1	81,298
14,500	5.000%, 6/01/32	5/21 at 100.00	B3	14,735,335
100	5.000%, 6/01/46	5/21 at 100.00	B3	101,257
22,035	Total Alaska			23,164,434
	Arizona – 2.9% (1.9% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,004,490
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,822,975
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,336,780
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A	1,551,462
2,500	5.000%, 7/01/32	7/22 at 100.00	A	2,602,225
2,335	5.000%, 7/01/36	7/22 at 100.00	A	2,426,649
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	13,338,140
	Refunding Series 2016A, 4.000%, 1/01/36
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2019A:
5,500	4.000%, 7/01/44	7/29 at 100.00	A	6,376,755
2,000	4.000%, 7/01/49	7/29 at 100.00	A	2,306,540
3,165	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	3,867,662
	Series 2019B, 5.000%, 7/01/44 (AMT)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	A+	15,454,738
	Series 2017A, 5.000%, 7/01/47 (AMT)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	A+	7,261,140
	Series 2018, 5.000%, 7/01/48 (AMT)
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion	No Opt. Call	AA	10,748,500
	Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding	12/25 at 100.00	AA	$ 1,107,460
	Series 2015, 4.000%, 12/01/38 – AGM Insured
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	BBB+	656,160
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	34,851,289
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	A2	1,236,873
	University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
87,565	Total Arizona			109,949,838
	Arkansas – 0.2% (0.1% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B–	4,374,680
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	2,264,404
	4.875%, 12/01/43
6,055	Total Arkansas			6,639,084
	California – 11.8% (7.7% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	1,081,454
	1999A, 0.000%, 10/01/37 – NPFG Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	A2	2,735,522
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	6,480,545
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,990,318
95	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	70,729
105	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	83,568
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	10,935,900
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	3,844,260
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	A2	774,697
	Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation
	Bonds, Series 2007B:
60	0.000%, 8/01/32 (ETM)	No Opt. Call	A2 (4)	50,495
1,640	0.000%, 8/01/32	No Opt. Call	A2	1,295,682
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	3,027,412
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	3,494,303
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
2,855	5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	3,546,110
4,145	5.000%, 11/15/46	11/26 at 100.00	A	4,975,244
22,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A	27,441,070
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A	2,607,105
	Health, Series 2018A, 4.000%, 11/15/42
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	778,820
	System, Series 2013A, 5.000%, 7/01/37
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
790	9.424%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	888,323
825	9.432%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	927,770
2,140	9.432%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	2,406,580

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	$ 6,015,800
	Series 2018A, 5.000%, 12/31/47 (AMT)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,851,900
	2017A, 5.000%, 2/01/42
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	906,614
	Series 2013I, 5.000%, 11/01/38
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	558,420
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,731,400
3,070	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	3,460,473
5,480	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	6,496,540
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
873	5.750%, 7/01/30 (6)	6/21 at 100.00	N/R	829,195
2,390	5.500%, 7/01/39 (6)	6/21 at 100.00	N/R	2,270,864
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2	4,681,295
	Series 2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A–	843,090
	Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds,	11/21 at 61.42	AA– (4)	3,096,369
	Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27
	(Pre-refunded 11/01/21)
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (4)	1,309,581
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	Aa1	4,521,160
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA+	2,923,432
	2002 Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,642,115
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	1,703,006
6,480	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	7,492,370
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	Aa3 (4)	1,520,610
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	11,563,485
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	1,433,321
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	Aa3	3,343,550
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,099,750
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,142,671
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	A1	934,114
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	$ 4,536,792
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	2,046,775
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	4,905,000
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	A–	867,277
	Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	A+	105,541
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (AMT)	5/26 at 100.00	A+	2,346,020
20,015	5.000%, 5/15/46 (AMT)	5/26 at 100.00	A+	23,476,794
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	A+	5,576,443
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA–	2,968,437
	Series 2014B, 5.000%, 7/01/43
250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	254,170
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	7,354,023
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,706,581
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,266,999
	Series 2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,606,086
	Series 2009C, 6.500%, 11/01/39
45	Natomas Union School District, Sacramento County, California, General Obligation	No Opt. Call	Baa2	45,815
	Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured
10,265	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	11,520,307
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	A2	2,874,486
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	15,431,178
	Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	4,845,600
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
3,805	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	4,071,236
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	1,256,040
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation	8/36 at 100.00	Aa3	6,541,600
	Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds,	No Opt. Call	A1	4,806,550
	Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	No Opt. Call	A	2,993,935
	Project Area, Series 2011B, 0.000%, 10/01/38
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	359,895
	Series 2013A, 5.750%, 6/01/48
14,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A	17,458,479
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
$ 11,615	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A	$ 14,015,124
12,285	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A	14,822,590
11,025	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	13,451,713
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
2,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 29.31	N/R	578,540
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Series
	2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,241,980
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	BBB	17,216,867
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB	28,817,543
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (AMT)	3/27 at 100.00	A–	5,964,400
5,000	5.000%, 3/01/47 (AMT)	3/27 at 100.00	A–	5,967,900
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,919,021
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 38.93	A3	2,429,635
	Refunding Series 2015, 0.000%, 8/01/43
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,974,002
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General	8/23 at 100.00	AA (4)	5,549,600
	Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
1,145	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	958,457
	Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	848,761
	Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,035,880
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,036,540
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,037,250
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,375,310
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	2,286,753
	Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured
2,000	West Contra Costa Unified School District, Contra Costa County, California, General	8/21 at 100.00	A1 (4)	2,023,860
	Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	4,243,200
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (4)	4,050,120
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
428,173	Total California			450,874,137
	Colorado – 9.7% (6.3% of Total Investments)
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	3,513,840
	2015, 5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado,	12/26 at 100.00	AA+	4,816,951
	General Obligation Bonds, Series 2016C, 4.000%, 12/15/34
10,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	11,680,600
	Series 2019A, 4.000%, 12/01/48
4,000	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater	12/28 at 100.00	AA+	4,994,120
	Revenue Bonds, Series 2019, 5.000%, 12/01/43

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	$ 1,891,848
	Improvement Series 2017, 5.000%, 12/01/29, 144A
1,605	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	1,932,613
	2020, 4.000%, 8/01/45 – BAM Insured
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	3,257,730
	Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	1,815,465
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/24 at 100.00	A+	536,335
	Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,121,580
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	4,075,867
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	No Opt. Call	A+	1,308,437
	Corporation for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	9/27 at 100.00	A2	603,767
	Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of
	Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	A1	1,352,364
1,600	4.000%, 3/01/37	3/27 at 100.00	A1	1,799,088
1,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health	5/26 at 100.00	AA	2,150,831
	System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/41
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2013A:
3,020	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	3,269,694
4,890	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	5,298,608
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	4,916,940
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
15,020	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	16,951,872
	Series 2019A-2, 4.000%, 8/01/49
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	300,494
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	3,167,101
6,425	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	7,621,206
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	769,598
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
3,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	4,334,181
	Series 2020A, 4.000%, 9/01/45
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	6,302,400
	2019A, 5.000%, 11/01/44
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,913,074
	Refunding Series 2019A, 4.000%, 1/01/38
2,620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,094,325
	Refunding Series 2019B, 4.000%, 1/01/40
1,100	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,260,083
	Senior Lien Series 2017, 5.000%, 12/31/56
1,250	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B,			1,253,238
	4.250%, 5/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Refunding Series 2017C:
$ 1,115	5.000%, 3/01/43 (Pre-refunded 3/01/28)	3/28 at 100.00	N/R (4)	$ 1,424,569
1,660	5.000%, 3/01/43	3/28 at 100.00	AA	2,030,429
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,709,587
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,555	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	AA–	4,309,442
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 –	8/24 at 100.00	A1	3,371,610
	AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46	8/26 at 100.00	A1	8,546,880
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	2,148,220
	11/15/32 (Pre-refunded 11/15/22)
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	1,214,752
	2013A, 5.250%, 11/15/43 (AMT)
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,975,801
	2013B, 5.000%, 11/15/43
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien
	Series 2018A:
20,460	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A	25,052,656
30,435	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A	37,042,134
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement	8/26 at 100.00	AA–	2,070,414
	Series 2016A, 4.000%, 8/01/46
2,005	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	2,142,162
	Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	BBB–	3,511,692
2,000	5.000%, 12/01/29	12/26 at 100.00	BBB–	2,362,520
2,400	5.000%, 12/01/36	12/26 at 100.00	BBB–	2,781,720
1,605	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,846,135
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A	284,211
150	0.000%, 9/01/37	No Opt. Call	A	103,886
75	0.000%, 9/01/38	No Opt. Call	A	50,307
20	0.000%, 9/01/39	No Opt. Call	A	12,987
110	0.000%, 9/01/41	No Opt. Call	A	66,729
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,520	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,503,721
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	17,726,775
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	920,478
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,860,647
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	20,834,836
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	18,872,622
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	78,729
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,268,125
	9/01/38 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	348,702
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	43,885,800
180	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds,	6/21 at 100.00	Baa2	180,049
	Refunding Series 2011A, 5.500%, 5/01/22 (AMT)
1,250	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	1,465,625
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/45 – AGM Insured
4,000	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds,	12/28 at 100.00	A1	4,945,720
	Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,450	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/49 –	12/30 at 100.00	AA	$ 2,881,102
	BAM Insured
520	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	612,872
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/44 – AGM Insured
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue	12/25 at 100.00	Aa2	2,062,442
	Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,812,113
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,396,016
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	7,717,522
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,395	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/29 at 100.00	A	2,889,400
	Revenue Bonds, Series 2019A, 4.000%, 12/01/36 – AGM Insured
500	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	547,105
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A–	1,085,567
	Springs Utilities, Series 2008, 6.500%, 11/15/38
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,561,995
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	905,685
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 –
	AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds,
	Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	A3	1,270,490
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	A3	1,141,500
500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	554,460
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41
2,000	Upper Eagle Regional Water Authority, Eagle County, Colorado, Water Revenue Bonds,	12/30 at 100.00	AA	2,388,000
	Refunding & Improvement Series 2020, 4.000%, 12/01/50 – AGM Insured
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,245,580
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
364,295	Total Colorado			368,326,771
	Connecticut – 1.3% (0.8% of Total Investments)
850	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	941,299
	Affiliates, Series 2020A, 5.000%, 1/01/45, 144A
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/22 at 100.00	A2 (4)	3,624,515
	University, Series 2012H, 5.000%, 7/01/24 (Pre-refunded 7/01/22) – AGM Insured
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	17.846%, 1/01/32, 144A (IF) (5)	1/23 at 100.00	Aa3	1,679,757
190	17.679%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	243,443
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	A+	18,319,966
6,410	5.000%, 1/01/37	1/28 at 100.00	A+	7,901,094
6,000	5.000%, 1/01/38	1/28 at 100.00	A+	7,379,340
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	4/22 at 100.00	AA– (4)	3,691,522
	Series 2013A, 4.000%, 4/01/39 (Pre-refunded 4/01/22)
5,077	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	431,515
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
4,000	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/39	2/30 at 100.00	A	5,108,160
45,592	Total Connecticut			49,320,611

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.2% (0.2% of Total Investments)
$ 800	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	$ 948,776
	Series 2018, 5.000%, 6/01/48
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	8,245,598
	5.000%, 6/01/55
8,055	Total Delaware			9,194,374
	District of Columbia – 1.9% (1.2% of Total Investments)
730	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	6/21 at 100.00	AA+	732,854
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (AMT)
2,800	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	3,108,840
	Bonds, Series 2001, 6.500%, 5/15/33
34,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/21 at 21.42	N/R	7,248,460
	Bonds, Series 2006A, 0.000%, 6/15/46
15,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series	No Opt. Call	Aa1	16,157,352
	1998, 5.500%, 10/01/23 – AGM Insured (UB)
1,810	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	10/29 at 100.00	A2	2,077,500
	Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien
	Series 2019B, 4.000%, 10/01/53 – AGM Insured
5,625	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	4/22 at 100.00	Baa1	5,833,350
	Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien
	Series 2014A, 5.000%, 10/01/53
5,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	10/26 at 100.00	A3	6,424,500
	Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series
	2009C, 6.500%, 10/01/41 – AGC Insured
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
2,000	4.000%, 10/01/44	10/29 at 100.00	Baa2	2,294,640
4,750	5.000%, 10/01/47	10/29 at 100.00	Baa2	5,847,013
6,000	4.000%, 10/01/49	10/29 at 100.00	Baa2	6,843,840
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	1,459,360
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
4,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/23 at 100.00	A+	4,961,205
	Series 2013A, 5.000%, 10/01/30 (AMT)
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,230,770
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,873,710
3,000	5.000%, 7/01/42	7/27 at 100.00	AA–	3,628,440
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,218,110
	Bonds, Series 2018, 5.000%, 7/01/38
90,715	Total District of Columbia			70,939,944
	Florida – 8.6% (5.6% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	11/23 at 100.00	BBB	1,570,162
	Project, Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	474,354
2,260	5.000%, 9/01/48	9/23 at 100.00	BBB	2,381,837
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (AMT)	10/25 at 100.00	A	8,696,325
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A1 (4)	4,400,739
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
1,000	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2021,	7/31 at 100.00	AA	1,220,420
	4.000%, 7/01/39 – AGM Insured

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/22 at 100.00	N/R	$ 103,304
	Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A
175	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	195,347
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/40, 144A
14,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	14,560,000
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
12,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/21 at 104.00	N/R	12,033,480
15,985	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/21 at 104.00	N/R	16,004,821
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/22 at 100.00	Baa1 (4)	4,348,676
	Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust	10/21 at 100.00	Aa3 (4)	2,042,380
	Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (Pre-refunded
	10/01/21) (AMT)
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017:
31,985	5.000%, 10/01/47 (AMT)	10/27 at 100.00	A	38,277,729
9,065	5.000%, 10/01/52 (AMT)	10/27 at 100.00	A	10,852,437
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/26 at 100.00	A+	4,589,850
	Series 2016A, 5.000%, 10/01/40 (AMT)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A	6,824,934
	Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	6,068,150
	Airport, Series 2018E, 5.000%, 10/01/48 (AMT)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A	2,612,753
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	BBB+	11,682,882
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
10,200	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	11,635,650
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	A	5,857,050
	Series 2018B, 5.000%, 6/01/46 (AMT)
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	5,740,586
	5.000%, 11/15/35
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	10,914,046
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	1,841,040
	Jewish Health System Inc Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/23 at 100.00	A–	3,144,242
	of Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	9,228,287
	of Miami, Series 2015A, 5.000%, 4/01/45
12,545	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	15,033,301
	of Miami, Series 2018A, 5.000%, 4/01/53
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A	1,814,070
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/22 at 100.00	A– (4)	1,066,730
	Refunding Series 2012A, 5.000%, 10/01/29 (Pre-refunded 10/01/22) (AMT)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,142,760
	Refunding Series 2014B, 5.000%, 10/01/37
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%,	10/24 at 100.00	A–	5,692,000
	10/01/35 (AMT)
6,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%,	10/25 at 100.00	A–	7,008,581
	10/01/38 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2 (4)	$ 3,062,513
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	A1 (4)	3,170,130
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	13,222,788
	10/01/42 (Pre-refunded 10/01/22)
6,035	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	7,081,288
	4.000%, 10/01/49
3,375	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021,	4/31 at 100.00	A+	4,027,320
	4.000%, 10/01/48
2,360	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	2,919,721
	Improvement Series 2019A-1, 5.000%, 10/01/44
2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	2,363,180
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016,
	5.000%, 11/15/32
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	123,380
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	5,297,156
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	12,205,158
	Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
5,770	5.000%, 8/15/42	8/27 at 100.00	A1	6,927,347
6,040	5.000%, 8/15/47	8/27 at 100.00	A1	7,206,384
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	778,376
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,653,420
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,	9/22 at 100.00	A+	735,875
	Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29
2,405	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	2,641,195
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
1,000	5.000%, 7/01/40	7/30 at 100.00	A–	1,269,740
1,845	4.000%, 7/01/45	7/30 at 100.00	A–	2,133,595
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	15,429,621
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	74,070
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/21 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (6)
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	278,443
	Series 2015-1, 0.000%, 5/01/40 (7)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	134,950
	Series 2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (6)
750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A2	872,205
	Aeronautical University, Series 2020A, 4.000%, 10/15/38
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	7,360,141
	University Inc Project, Series 2015, 5.000%, 6/01/45
293,705	Total Florida			330,026,922

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 1.7% (1.1% of Total Investments)
$ 1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	$ 2,105,813
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA–	5,864,300
	5.000%, 11/01/32
1,280	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System	No Opt. Call	Baa2	1,430,835
	Inc, Series 1996, 5.500%, 8/15/26 – NPFG Insured
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
2,000	5.000%, 4/01/47	4/27 at 100.00	A	2,357,640
10,210	4.000%, 4/01/50	4/30 at 100.00	A	11,743,644
3,180	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	3,768,745
	2019A, 5.000%, 1/01/63
	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,460	5.000%, 5/15/43	5/29 at 100.00	A3	1,750,102
5,000	5.000%, 5/15/49	No Opt. Call	A3	7,423,800
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA–	3,931,191
	Indenture, Series 2015B, 5.000%, 7/01/41
10,260	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	11,599,853
	Series 2015A, 5.000%, 7/01/60
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	6,054,800
	Refunding Series 2016A, 5.000%, 10/01/46
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,240,703
	Series 2012A, 5.250%, 10/01/27
5,370	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	6,226,032
	Project, Series 2019A, 4.000%, 7/01/44
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	1,453,614
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
56,490	Total Georgia			66,951,072
	Guam – 0.7% (0.5% of Total Investments)
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	BB	2,258,240
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,265	5.000%, 1/01/31	1/22 at 100.00	BB	1,300,015
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,029,520
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,915	5.250%, 6/01/32	5/21 at 100.00	N/R	1,915,785
2,915	5.625%, 6/01/47	5/21 at 100.00	N/R	2,916,020
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	Baa2	1,426,152
	Refunding Series 2014A, 5.000%, 7/01/35
3,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	3,611,790
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	Baa2	289,156
1,240	5.000%, 1/01/46	7/26 at 100.00	Baa2	1,400,035
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	Baa2	1,218,540
	2020A, 5.000%, 1/01/50
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,104,820
2,000	5.000%, 12/01/33	12/26 at 100.00	BB	2,305,740
2,260	5.000%, 12/01/34	12/26 at 100.00	BB	2,602,390
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,328,150
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BB+	134,365

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
$ 510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	Baa2	$ 611,439
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	Baa2	423,543
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	BBB	1,321,600
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	BBB	667,770
575	5.000%, 10/01/44	10/24 at 100.00	BBB	637,750
25,980	Total Guam			28,502,820
	Hawaii – 1.4% (0.9% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	14,316,380
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	3/27 at 100.00	Baa1	6,665,700
	Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT)
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	12,907,264
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	12,101,000
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	Aa2	5,770,650
45,205	Total Hawaii			51,760,994
	Idaho – 0.6% (0.4% of Total Investments)
5,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	12/27 at 100.00	AA–	6,041,750
	Series 2017A, 5.000%, 12/01/47
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	6/27 at 100.00	AA–	13,379,218
	Series 2017ID, 5.000%, 12/01/46
1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,942,505
	Refunding Series 2016, 5.000%, 9/01/29
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,214,136
310	5.000%, 9/01/32	9/22 at 100.00	A3	328,048
19,370	Total Idaho			22,905,657
	Illinois – 15.1% (9.8% of Total Investments)
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,055	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	1,086,840
1,945	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	2,002,475
6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	7,212,420
	Series 2016, 6.000%, 4/01/46
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	Ba3	1,495,710
	Series 2011A, 5.000%, 12/01/41
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	11,162,900
	Series 2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,923,368
	Series 2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	14,486,289
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	BB	9,716,088
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB	6,702,675
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	BB	3,594,464
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	BB	3,285,640

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
$ 15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	BB	$ 14,940,750
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	BB	9,755,300
8,845	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB	10,404,373
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (4)	8,134,709
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments,
	Series 1999A:
1,015	5.600%, 12/20/29 (AMT)	6/21 at 100.00	A+	1,017,812
1,925	5.650%, 12/20/40 (AMT)	6/21 at 100.00	A+	1,929,601
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2018A:
5,450	5.000%, 1/01/48 (AMT)	1/29 at 100.00	A	6,564,906
10,285	5.000%, 1/01/53 (AMT)	1/29 at 100.00	A	12,338,092
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	2,551,106
	Lien Series 2015C, 5.000%, 1/01/46 (AMT)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2017D:
11,250	5.000%, 1/01/42 (AMT)	1/27 at 100.00	A	13,279,950
3,000	5.000%, 1/01/47 (AMT)	1/27 at 100.00	A	3,522,510
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	3,024,648
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	18,069,616
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	14,168,196
	6.000%, 1/01/38
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/40	1/29 at 100.00	BBB–	4,755,840
7,445	5.500%, 1/01/49	1/29 at 100.00	BBB–	8,982,318
15,570	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System,	No Opt. Call	BBB–	16,401,127
	Series 1999, 5.500%, 1/01/23 – FGIC Insured
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	6,483,284
	(Pre-refunded 1/01/22)
6,375	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A,	No Opt. Call	Baa2	7,895,692
	5.500%, 1/01/30 – NPFG Insured
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 –	No Opt. Call	Baa2	1,840,620
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,275,260
	City Colleges, Series 2017, 5.000%, 12/01/47
3,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/31	11/26 at 100.00	A2	3,667,110
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
500	5.000%, 11/15/34	11/26 at 100.00	A2	608,720
4,550	5.000%, 11/15/35	11/26 at 100.00	A2	5,527,158
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
5,000	4.450%, 11/01/36	11/25 at 102.00	A2	5,856,400
815	4.500%, 11/01/36	11/24 at 100.00	A	917,747
2,785	5.500%, 11/01/36	11/23 at 100.00	A	3,131,788
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	457,191
	Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding
	Series 2015:
1,930	5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	N/R	2,278,692
12,025	5.000%, 5/01/45 (Pre-refunded 5/01/25) (UB)	5/25 at 100.00	Aa3 (4)	14,223,780

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	$ 2,233,760
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	2/27 at 100.00	Aa2	3,048,550
	Series 2016C, 5.000%, 2/15/33
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	5,252,695
	5.000%, 9/01/32
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39	9/24 at 100.00	AA+	5,330,022
6,000	5.000%, 9/01/42	9/24 at 100.00	AA+	6,732,660
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	12,415,955
	5.000%, 11/15/45
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	6/21 at 100.00	AA+	12,159,677
	5.125%, 5/15/35
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	448,221
390	6.000%, 7/01/43	7/23 at 100.00	A–	423,887
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	A+	4,842,918
	Group, Series 2015B, 5.000%, 11/15/39
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	BBB+	636,507
3,745	5.000%, 8/15/44	8/25 at 100.00	BBB+	4,205,747
7,850	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2021A Fixed	8/31 at 100.00	AA–	8,280,258
	Period Bonds, 3.000%, 8/15/48 (WI/DD Settling 5/18/21)
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
330	5.000%, 10/01/46	10/25 at 100.00	AA–	388,849
2,670	5.000%, 10/01/46 (Pre-refunded 10/01/25)	10/25 at 100.00	N/R (4)	3,197,058
11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	11,345,087
	5.000%, 10/01/51
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc, Series	5/21 at 100.00	Aa3	2,003,920
	2001, 5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	2,035,985
	5.250%, 6/15/32 – AGM Insured
450	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/39	12/27 at 100.00	BBB–	527,846
	Illinois State, General Obligation Bonds, February Series 2014:
5,705	5.250%, 2/01/33	2/24 at 100.00	BBB–	6,280,406
5,815	5.250%, 2/01/34	2/24 at 100.00	BBB–	6,393,592
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	2,175,840
	Illinois State, General Obligation Bonds, January Series 2016:
3,500	5.000%, 1/01/29	1/26 at 100.00	BBB–	4,059,370
8,250	5.000%, 1/01/32	1/26 at 100.00	BBB–	9,444,517
4,200	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/27	6/26 at 100.00	BBB–	4,989,138
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB–	1,061,880
	Illinois State, General Obligation Bonds, May Series 2020:
1,635	5.500%, 5/01/30	No Opt. Call	BBB–	2,119,385
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	6,770,878
3,000	5.750%, 5/01/45	5/30 at 100.00	BBB–	3,851,070
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB–	1,730,190
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	4,242,923
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	2,505,578
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,712,600
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB–	1,649,626

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,020	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	BBB	$ 2,025,818
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	1,496,012
	5.000%, 1/01/38
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	5,450,529
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	5,225,894
	5.000%, 1/01/40
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A:
1,600	5.000%, 1/01/41	1/31 at 100.00	A1	2,056,832
10,000	5.000%, 1/01/45	1/31 at 100.00	A1	12,734,500
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond	1/23 at 100.00	A1	2,341,296
	Trust 2015-XF0051, 17.627%, 1/01/38, 144A (IF)
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond	1/23 at 100.00	A1	2,418,131
	Trust 2015-XF0052, 17.610%, 1/01/38, 144A (IF)
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	1,993,240
	Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured
2,500	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	2,774,875
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/40 – AGM Insured
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General	No Opt. Call	Aa2	8,894,520
	Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	2,138,214
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	1,152,780
	Bonds, Series 2015A, 5.500%, 6/15/53
4,780	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,631,700
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BB+	5,987,030
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	12,080,950
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	22,963,700
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	10,320,834
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
155	0.000%, 12/15/23 (ETM)	No Opt. Call	N/R (4)	153,188
6,610	0.000%, 12/15/23	No Opt. Call	BBB	6,438,603
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	3,542,950
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	751,718
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	2,091,761
2,195	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	2,595,478
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
850	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021,	4/31 at 100.00	Ba2	993,786
	4.000%, 10/01/40 – BAM Insured (WI/DD Settling 7/07/2021)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,555,720
800	6.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	803,536
3,500	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,750,425
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	2,367,625
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 –
	AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,611,643
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	4,042,527

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
$ 1,580	6.000%, 10/01/32	10/23 at 100.00	Baa1	$ 1,767,672
9,625	6.250%, 10/01/38	10/23 at 100.00	Baa1	10,833,900
2,745	6.000%, 10/01/42	10/23 at 100.00	Baa1	3,067,208
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,851,169
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
543,015	Total Illinois			577,075,524
	Indiana – 1.6% (1.1% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	6,129,324
	Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,480	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,558,573
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	1,604,916
	Project, Refunding Series 2012B, 5.000%, 2/01/28
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	3,143,020
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,522,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	8,661,765
	Group, Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	3,279,084
1,420	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	1,543,469
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+	1,632,735
	Project, Series 2013B, 5.000%, 7/01/40 (AMT)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	6,169,253
	First Lien Green Series 2016A, 5.000%, 10/01/41
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	2,801,232
	Series 2011B, 5.000%, 10/01/41
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	4,693,410
	Series 2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	5,255,862
	2016A, 5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	4,484,918
	2013, 7.000%, 1/01/44 (AMT)
56,220	Total Indiana			62,480,261
	Iowa – 0.2% (0.1% of Total Investments)
850	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	891,259
	Community Project, Refunding Series 2021, 5.000%, 9/01/41
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba2	1,555,839
	Series 2012, 4.750%, 8/01/42
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	1,463,454
	Company Project, Series 2013, 5.250%, 12/01/25
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,200,203
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,290	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	926,173
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
790	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Class 1	6/31 at 100.00	BBB+	902,512
	Series 2021A-2, 4.000%, 6/01/49
11,760	Total Iowa			7,939,440

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.2% (0.1% of Total Investments)
$ 1,240	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation	9/21 at 100.00	A1	$ 1,259,654
	Bonds, Series 2011A, 5.000%, 9/01/26
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	4,728,025
	5.000%, 7/01/48
350	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	6/21 at 100.00	BBB	350,154
	Park Mall Project, Series 2010, 5.900%, 4/01/32
5,555	Total Kansas			6,337,833
	Kentucky – 1.0% (0.6% of Total Investments)
5,540	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	N/R (4)	5,618,723
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46 (Pre-refunded 8/15/21)
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	3,029,590
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa2	5,739,666
3,655	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa2	4,387,572
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa2	9,223,839
585	6.000%, 7/01/53	7/23 at 100.00	Baa2	648,086
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	9,231,504
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30
34,855	Total Kentucky			37,878,980
	Louisiana – 3.1% (2.0% of Total Investments)
4,600	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	4,891,042
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA– (4)	3,128,497
	5.000%, 2/01/39 (Pre-refunded 2/01/25)
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	3,856,348
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500	4.000%, 4/01/40	4/27 at 100.00	AA+	1,679,250
4,685	4.000%, 4/01/43	4/27 at 100.00	AA+	5,214,405
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	5,875,948
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	5.000%, 2/01/44 (Pre-refunded 2/01/24)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
5,000	5.000%, 5/15/42	5/27 at 100.00	A3	5,967,200
965	5.000%, 5/15/46	5/27 at 100.00	A3	1,145,291
11,700	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	13,503,321
	Project, Series 2020A, 4.000%, 5/15/49
7,705	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	8,289,270
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,265	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette	11/25 at 100.00	BBB+ (4)	1,525,033
	General Medical Center Project, Series 2016A, 5.000%, 11/01/45 (Pre-refunded 11/01/25)
3,570	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	4,070,443
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	2,047,294
	Refunding Series 2016, 4.000%, 5/15/35
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	361,574
	2013A, 5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A,	5/25 at 100.00	AA–	$ 15,452,920
	4.000%, 5/01/41
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2015B:
6,235	5.000%, 1/01/40 (AMT)	1/25 at 100.00	A–	7,085,142
6,895	5.000%, 1/01/45 (AMT)	1/25 at 100.00	A–	7,835,133
7,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	9,194,562
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A2	1,073,330
	12/01/28 – AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	6,124,359
	6/01/44 (Pre-refunded 6/01/24)
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A– (4)	1,394,340
	(Pre-refunded 12/01/24)
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	503,692
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	6,653,617
	5.000%, 12/01/40
102,765	Total Louisiana			116,872,011
	Maine – 0.6% (0.4% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	2,917,857
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	Ba1	3,929,596
2,800	4.000%, 7/01/46	7/26 at 100.00	Ba1	2,856,644
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,926,775
	Issue, Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College,	7/23 at 100.00	A+	2,182,520
	Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
3,000	6.750%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,031,500
2,260	6.750%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	2,283,730
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A–	1,464,743
1,020	5.000%, 7/01/34	7/24 at 100.00	A–	1,157,139
22,210	Total Maine			23,750,504
	Maryland – 12.0% (7.8% of Total Investments)
1,885	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	6/21 at 101.00	AA+	1,909,222
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General	10/29 at 100.00	Aa1	1,276,330
	Improvement, Series 2019, 5.000%, 10/01/44
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,314,948
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,067,470
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,531,044
2,500	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020, 4.000%, 1/01/50	1/27 at 103.00	A	2,772,350
635	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020,	1/27 at 103.00	A	701,313
	4.000%, 1/01/50
9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	9,673,354
	5.000%, 9/01/42

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
$ 1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA (4)	$ 1,021,990
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA (4)	1,226,388
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA– (4)	2,796,845
	5.000%, 7/01/38 (Pre-refunded 1/01/24)
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA–	1,259,240
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA (4)	2,015,560
	(Pre-refunded 7/01/21)
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,518,480
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2014C,	1/25 at 100.00	AA–	5,690,900
	5.000%, 7/01/44
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,387,160
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,387,176
	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A:
335	5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA–	345,656
2,000	5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	2,176,520
2,615	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	No Opt. Call	AA (4)	3,038,447
	7/01/28 – FGIC Insured (ETM)
3,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	AA–	3,554,280
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	2,845,450
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%,	1/27 at 100.00	AA–	7,211,425
	7/01/41 (UB)
30	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A,	No Opt. Call	A1	30,238
	5.250%, 7/01/21 – FGIC Insured
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,539,378
	2017A, 5.500%, 6/01/43
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	583,627
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	470,076
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,366,926
240	5.000%, 9/01/38	9/27 at 100.00	N/R	261,962
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	2,058,178
250	5.125%, 6/01/43	6/26 at 100.00	N/R	270,303
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	2,065,780
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	353,574
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	524,718
740	5.000%, 7/01/36	1/29 at 100.00	N/R	882,975
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc, Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	3,341,370
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,918,490
450	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community	6/21 at 100.00	AA	451,796
	Development Series 2001A, 5.700%, 7/01/29 – RAAI Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Refunding Series 2020A:
$ 1,020	4.000%, 7/01/38	7/30 at 100.00	A–	$ 1,204,661
500	4.000%, 7/01/39	7/30 at 100.00	A–	588,980
370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds,	7/29 at 100.00	N/R	388,023
	Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39
125	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds,	7/30 at 102.00	N/R	145,029
	Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,307,260
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,614,975
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,698,676
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	2,021,281
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,154,320
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,261,780
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	1,164,840
	Apartments, Series 2017, 5.000%, 12/01/42
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,268,276
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,725,578
	Series 2017, 5.000%, 4/01/36
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,462,174
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,577,985
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,635,699
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	892,432
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,245,572
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,716,227
1,220	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	1,244,815
	Development, Housing Revenue Bonds, Series 2000A, 2.800%, 7/01/45
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	Aa2	1,257,510
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	Aa2	726,947
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
700	Maryland Community Development Administration Department of Housing and Community	1/30 at 100.00	Aa2	698,418
	Development, Housing Revenue Bonds, Series 2020E, 2.350%, 7/01/45
2,385	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	AA	2,529,245
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	AA	3,142,980
1,070	3.750%, 3/01/39	3/24 at 100.00	Aa1	1,116,780
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	AA	1,585,095
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
1,110	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	AA	1,194,427
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,280	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	AA	$ 1,376,525
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	2,097,840
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	9/29 at 100.00	AA	2,003,200
	Development, Residential Revenue Bonds, Series 2020D, 2.100%, 9/01/40
2,570	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	AA	2,476,555
	Development, Residential Revenue Bonds, Series 2021A, 2.000%, 9/01/43
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	2,154,140
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,070,280
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
1,150	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/30 at 100.00	Aa2	1,371,559
	Senior Obligation Series 2020A-1, 4.000%, 6/01/40
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	831,715
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	687,024
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,170,340
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,311,953
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,889,805
1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	1,711,080
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BB–	1,139,925
1,080	4.000%, 6/01/58	6/28 at 100.00	BB–	953,003
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BB	4,002,289
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
5,810	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	6/21 at 100.00	BB–	5,870,133
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	B–	2,363,160
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	B–	1,166,410
5,825	5.000%, 3/31/46 (AMT)	9/26 at 100.00	B–	6,605,492
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	B–	2,486,506
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/21 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (6)
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BB+	1,202,113
470	5.000%, 7/01/37	7/21 at 100.00	BB+	471,462
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	625,921
355	4.500%, 7/01/44	1/27 at 100.00	N/R	380,028
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	535,190
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	528,650

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	$ 1,562,488
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BB+	535,828
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,110	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	6/21 at 100.00	A2	1,111,943
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	A2	1,038,984
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	A2	284,765
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	A2	2,831,599
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	A2	911,687
1,540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	Baa3	1,874,180
	Healthcare Inc, Series 2021, 5.000%, 1/01/36 (WI/DD Settling 10/07/21)
865	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Stevenson	6/31 at 100.00	BBB–	979,474
	University, Series 2021A, 4.000%, 6/01/41
360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/27 at 100.00	A	439,110
	of Maryland Medical Systems, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB	1,074,249
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB	2,690,299
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB	1,968,619
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	6/21 at 100.00	N/R	1,311,609
1,000	5.000%, 7/01/34 – AMBAC Insured	6/21 at 100.00	N/R	1,008,930
385	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	6/21 at 100.00	N/R	388,438
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	288,165
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,488,148
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	106,339
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,705,504
600	4.000%, 7/01/42	7/26 at 100.00	BBB+	657,798
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,403,149
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	389,453
4,020	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	4,743,278
	Healthcare, Series 2016A, 5.500%, 1/01/46
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A3	1,428,319
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	A3 (4)	2,205,720
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38 (Pre-refunded 7/01/23)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	1,044,530
1,775	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	1,874,577
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A	2,444,472
4,090	5.000%, 1/01/45	7/26 at 100.00	A	4,649,921

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick
	Health System Issue; Series 2020:
$ 1,000	3.250%, 7/01/39	7/30 at 100.00	Baa1	$ 1,075,820
100	4.000%, 7/01/40	7/30 at 100.00	Baa1	115,637
280	4.000%, 7/01/45	7/30 at 100.00	Baa1	319,788
1,240	4.000%, 7/01/50	7/30 at 100.00	Baa1	1,403,097
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	Baa1 (4)	4,532,806
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32 (Pre-refunded 7/01/22)
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	BBB+	731,948
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,301,696
1,200	5.000%, 7/01/44	7/27 at 100.00	BBB+	1,402,824
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	291,121
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	543,740
2,630	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	No Opt. Call	N/R (4)	3,039,912
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	AA–	2,747,825
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	AA (4)	1,209,933
1,050	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	AA (4)	1,109,546
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA	546,760
4,375	4.250%, 7/01/41	7/23 at 100.00	AA	4,688,644
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	2,378,620
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,211,530
2,500	4.000%, 7/01/42	7/27 at 100.00	A+	2,812,450
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,186,830
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2011:
500	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	504,445
1,000	6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	1,009,250
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,651,035
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,308,825
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,243,494
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A (4)	1,336,175
	University Maryland, Series 2012A, 5.000%, 10/01/39 (Pre-refunded 10/01/22)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,082,200
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,407,437
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/29 at 100.00	A	1,503,231
	University Maryland, Series 2019A, 5.000%, 10/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
$ 1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	$ 1,561,140
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,109,590
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	203,413
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,722,325
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	611,399
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,150,270
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,882,500
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	7,229,520
	Health Issue, Series 2017A, 5.000%, 5/15/42
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Cente, Series 2011:
450	6.000%, 7/01/25	7/21 at 100.00	BBB+	454,127
2,850	5.000%, 7/01/31	7/22 at 100.00	BBB+	2,994,352
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	5/21 at 100.00	A	2,481,612
	Retirement Community, Series 2007, 4.750%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
2,790	5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	3,203,757
5,500	5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	6,315,650
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,199,800
3,260	5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,911,369
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A– (4)	4,875,531
11,500	5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A– (4)	12,152,165
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A–	1,160,740
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A–	6,618,975
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A–	2,200,820
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	4/30 at 100.00	A	2,901,175
	of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/50
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	N/R (4)	14,121,065
	Maryland Health, Series 2014, 5.250%, 7/01/34 (Pre-refunded 7/01/24)
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA–	5,226,534
3,650	5.000%, 5/01/35 (Pre-refunded 5/01/26)	5/26 at 100.00	AA– (4)	4,464,789
5,100	5.000%, 5/01/46 (Pre-refunded 5/01/26) (UB) (5)	5/26 at 100.00	AA– (4)	6,238,478
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA–	2,508,800
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA–	2,502,482
6,250	5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA–	7,720,754

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,500	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds,	6/29 at 100.00	A–	$ 1,885,005
	Baltimore/Washington International Thurgood Marshall Airport Project, Series 2019, 5.000%,
	6/01/32 (AMT)
3,000	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/30 at 100.00	AA–	3,620,760
	Series 2020, 4.000%, 7/01/39
1,095	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	1,428,099
	Series 2021A, 5.000%, 7/01/51
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,581,105
	Development Bonds, Series 2014A, 3.875%, 7/01/39
1,205	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	1,289,314
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,580,621
	Improvement Series 2017C, 5.000%, 10/01/21
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA– (4)	8,226,160
	Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,589,140
2,000	5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,329,054
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+ (4)	660,063
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29 (Pre-refunded 7/01/22)
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	346,906
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,643,520
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (5)
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,344,610
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,333,960
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2020A:
2,500	5.000%, 7/15/33	7/28 at 100.00	AAA	3,181,950
2,500	5.000%, 7/15/34	7/28 at 100.00	AAA	3,173,750
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	1,100,390
	Community Inc, Series 2017, 5.250%, 4/01/37
5,436	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	6/21 at 100.00	N/R	5,478,890
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,443,104
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,439,316
2,160	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	6/21 at 100.00	N/R	2,169,936
	Series 2005, 5.250%, 7/01/35
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,422,343
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	850,904
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside
	King Farm Project, Series 2017A-1:
1,070	5.000%, 11/01/28	11/24 at 103.00	B–	1,154,070
1,000	5.000%, 11/01/37	11/24 at 103.00	B–	1,057,250
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	B–	522,805
1,000	5.000%, 11/01/47	11/24 at 103.00	B–	1,039,280

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
$ 1,000	5.000%, 1/01/29	No Opt. Call	BBB+	$ 1,244,120
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	612,365
2,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/26 at 100.00	AAA	2,409,220
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016,
	5.000%, 6/01/35
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	No Opt. Call	AAA	2,977,175
	General Obligation Bonds, Consolidated Public Improvement, Series 2017, 5.000%, 6/15/25
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	6/28 at 100.00	AAA	2,969,000
	General Obligation Bonds, Consolidated Public Improvement, Series 2018, 4.000%, 6/01/39
412,726	Total Maryland			459,058,733
	Massachusetts – 1.2% (0.8% of Total Investments)
7,860	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/31 at 100.00	Aa3	9,376,037
	2021A-1, 4.000%, 7/01/51
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	6/21 at 100.00	N/R	292,500
	Project, Series 2007A, 6.750%, 10/15/37 (6)
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	6/21 at 100.00	N/R	366,750
	Project, Series 2010, 7.625%, 10/15/37 (6)
	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A:
275	5.000%, 6/01/39	6/29 at 100.00	BBB	339,609
270	4.000%, 6/01/49	6/29 at 100.00	BBB	304,355
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	930,905
	Green Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	4,208,715
	2016BB-1, 5.000%, 10/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
930	17.844%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	1,295,499
505	17.949%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	703,712
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	3,456,192
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,302,777
	2013A, 5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,537,107
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	1,650,300
	Series 2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,298,877
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,442,573
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	BBB+ (4)	705,474
	2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	6,516,714
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A2	1,083,731
	Series 1997A, 0.000%, 1/01/24 – NPFG Insured
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A–	6,751,590
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
40,705	Total Massachusetts			44,563,417

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.8% (1.8% of Total Investments)
$ 3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	$ 3,745,686
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%,	7/21 at 100.00	A1 (4)	2,036,524
	7/01/41 (Pre-refunded 7/01/21)
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	1,128,870
	AGM Insured
6,910	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation	5/30 at 100.00	AA	8,143,435
	Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/47
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA– (4)	3,696,409
	5.500%, 7/01/41 (Pre-refunded 7/01/21)
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
11,000	4.000%, 11/01/50	11/30 at 100.00	Aa3	12,784,310
3,980	4.000%, 11/01/55	11/30 at 100.00	Aa3	4,592,124
5,375	4.000%, 11/01/55	11/30 at 100.00	Aa3	6,256,715
5,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding	8/29 at 100.00	A1	5,750,850
	Series 2019A, 4.000%, 2/15/44
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	1,595,175
	2012, 5.000%, 11/15/42
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	458,906
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	3,062,538
	Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 –
	AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,132,770
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
1,405	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	1,627,327
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2015MI:
2,500	5.000%, 12/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	2,631,575
3,670	5.000%, 12/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	3,863,152
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	2,137,880
	5.000%, 10/01/31 (Pre-refunded 10/01/22)
4,435	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	5,642,251
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	5,600,850
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA– (4)	1,023,670
	2011-I-A, 5.375%, 10/15/41 (Pre-refunded 10/15/21)
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	AA–	11,883,300
	2015-I, 5.000%, 4/15/34
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	5,470,764
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	3,206,550
	County Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A–	1,557,114
1,200	5.000%, 12/01/45	12/25 at 100.00	A–	1,406,112

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2017B:
$ 1,350	5.000%, 12/01/42 (AMT)	12/27 at 100.00	A–	$ 1,622,727
3,140	5.000%, 12/01/47 (AMT)	12/27 at 100.00	A–	3,770,386
1,120	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	A+	1,317,344
94,425	Total Michigan			107,145,314
	Minnesota – 1.4% (0.9% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	330,032
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
2,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General	2/27 at 100.00	AAA	2,267,020
	Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	523,180
	Series 2016A, 4.000%, 7/01/37
5,625	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	6,647,231
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,394,196
	School Building Series 2018A, 4.000%, 2/01/42
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019B:
1,235	5.000%, 1/01/37 (AMT)	7/29 at 100.00	A	1,535,006
3,500	5.000%, 1/01/44 (AMT)	7/29 at 100.00	A	4,281,585
2,500	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A	3,038,900
2,295	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	A+	2,737,476
	Senior Lien Series 2016C, 5.000%, 1/01/46
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A	562,614
450	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A	535,730
580	5.000%, 1/01/37 (AMT)	1/27 at 100.00	A	687,758
750	5.000%, 1/01/41 (AMT)	1/27 at 100.00	A	886,493
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,
	Refunding Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,643,172
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,910,409
2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	2,415,955
	Refunding Series 2017, 4.000%, 3/01/48
910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,044,407
	4.000%, 11/15/48
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/24 at 100.00	BBB–	1,626,734
	Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,569,883
2,500	5.750%, 9/01/46	9/26 at 100.00	BB+	2,913,475
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	504,705
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,001,210
2,245	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/27 at 100.00	A3	2,656,419
	Fairview Health Services, Series 2017A, 5.000%, 11/15/47
750	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R (4)	901,740
	HealthEast Inc, Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	$ 2,113,500
	Refunding Series 2019, 5.000%, 8/01/54
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	4,355,225
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	1/24 at 100.00	Aa3 (4)	2,255,520
	2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)
48,020	Total Minnesota			55,339,575
	Mississippi – 0.7% (0.4% of Total Investments)
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	8,630,025
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	17,611,875
23,000	Total Mississippi			26,241,900
	Missouri – 4.2% (2.8% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	1,135,960
	2016, 5.000%, 8/01/28
2,010	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	1,984,915
	Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	557,595
	4.000%, 11/01/33
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
3,425	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A–	4,263,440
6,600	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A–	8,031,804
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A–	8,519,980
4,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/30 at 100.00	A2	4,933,160
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A,
	5.000%, 3/01/57 – AGM Insured (AMT)
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	415,480
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	6,564,670
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A2	4,582,450
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A2	4,462,800
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	5,263,380
	4.000%, 1/01/42
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	6/27 at 102.00	A	1,072,130
	Electric Company Project, Series 1998C, 2.750%, 9/01/33
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,182,050
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/34
4,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	4,628,600
	Saint Luke’s Health System, Inc, Series 2020, 4.000%, 11/15/50
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	3,259,225
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	1,397,768
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,144,756
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	12,148,651

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
$ 5,000	5.000%, 11/15/42	11/27 at 100.00	A+	$ 6,055,650
10,000	4.000%, 11/15/47	11/27 at 100.00	A+	11,275,400
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,610,890
8,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	10,076,588
	Mercy Health, Series 2020, 4.000%, 6/01/53
2,125	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/29 at 100.00	A1	2,420,078
	Mosaic Health System, Series 2019A, 4.000%, 2/15/54
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	SSM Health Care, Series 2018A:
2,000	4.000%, 6/01/48	6/28 at 100.00	A+	2,241,660
3,500	5.000%, 6/01/48	6/28 at 100.00	A+	4,202,345
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	A+	1,378,675
16,750	4.000%, 5/15/48	5/25 at 102.00	A+	18,385,302
7,925	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	8,827,895
	Services Projects, Series 2016A, 5.000%, 2/01/46
3,370	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	3,753,944
	Services Projects, Series 2016B, 5.000%, 2/01/46
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville	6/22 at 100.00	Baa2	406,496
	University of St Louis Project, Series 2015, 3.500%, 6/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	A1	821,585
3,510	5.000%, 10/01/42	4/27 at 100.00	A1	4,230,603
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	2,413,400
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds,	6/21 at 100.00	N/R	1,001,420
	Series 2006, 5.000%, 1/01/37
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/21 at 100.00	AA+	2,038,080
	Participation, Series 2015, 4.125%, 12/01/38
575	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R (4)	611,898
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	404,636
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	1,118,450
	Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	7/22 at 100.00	A–	509,179
	Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (AMT)
144,625	Total Missouri			161,332,988
	Montana – 0.2% (0.1% of Total Investments)
3,315	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,929,667
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	2,422,728
	Regional Medical Center, Series 2018B, 5.000%, 7/01/43
5,405	Total Montana			6,352,395
	Nebraska – 0.3% (0.2% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	2,444,716
	5.000%, 9/01/32
2,045	District Energy Corporation, Nebraska, Facility Revenue Bonds, NSP System Series 2021,	7/31 at 100.00	AA+	2,422,916
	4.000%, 7/01/45

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,
	Children’s Hospital Obligated Group, Refunding Series 2020A:
$ 1,450	4.000%, 11/15/39	11/30 at 100.00	A1	$ 1,723,281
1,000	4.000%, 11/15/50	11/30 at 100.00	A1	1,160,890
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A	1,780,646
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,154,440
9,430	Total Nebraska			10,686,889
	Nevada – 0.7% (0.4% of Total Investments)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA	10,370,790
5,000	5.000%, 6/01/39	12/24 at 100.00	AA	5,742,400
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	2,723,734
	5.000%, 6/01/42
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,705,184
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	2,255,480
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
95	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	95,724
130	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	130,991
1,825	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (4)	1,839,052
23,050	Total Nevada			25,863,355
	New Hampshire – 0.4% (0.3% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/22 at 100.00	Baa3	3,591,735
	Center, Series 2012, 4.000%, 7/01/32
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	2/28 at 100.00	A	4,964,920
	Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35
5,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	7,779,150
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
12,500	Total New Hampshire			16,335,805
	New Jersey – 4.9% (3.2% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	965,499
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
5,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	BBB	6,138,600
	Revenue Bonds, Series 2020A, 5.000%, 11/01/40
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,199,857
1,865	5.125%, 1/01/39 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,085,107
1,585	5.125%, 7/01/42 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,769,827
6,030	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	7,181,127
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB	2,448,440
	Refunding Series 2016BBB, 5.500%, 6/15/31
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB	8,672,302
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	BBB	3,188,775
	2014UU, 5.000%, 6/15/30
2,550	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	2,893,944
	Series 2021QQQ, 4.000%, 6/15/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/21 at 100.00	BB+	$ 1,484,470
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	10,073,933
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R (4)	2,017,380
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	1,415,273
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	Baa1	2,424,020
3,340	5.000%, 6/15/29	6/26 at 100.00	Baa1	3,985,021
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB	928,250
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB	18,773,146
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	BBB+	8,013,500
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	15,573,600
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	17,918,000
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	20,783,100
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	1,544,820
	2009A, 0.000%, 12/15/32
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB	7,373,613
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB	1,045,400
	2012A, 5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB	1,953,015
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB	3,225,161
2,800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	3,457,832
	2018A, 5.000%, 12/15/36
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	761,731
	2019A, 4.000%, 12/15/39
8,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	9,504,620
	2020AA, 4.000%, 6/15/50
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	2,849,123
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
489	17.497%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF), (5)	7/22 at 100.00	A2 (4)	588,638
826	17.497%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF), (5)	7/22 at 100.00	N/R (4)	1,023,986
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (4)	625,313
	5/01/43 (Pre-refunded 5/01/23)
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	4,883,710
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
3,215	5.000%, 6/01/36	6/28 at 100.00	A–	3,932,170
1,405	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,666,471
380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	445,276
	Bonds, Series 2018B, 5.000%, 6/01/46
197,055	Total New Jersey			185,814,050

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.4% (0.3% of Total Investments)
$ 3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	11/27 at 100.00	Aa3	$ 4,042,214
	Healthcare Services, Series 2017A, 5.000%, 8/01/46
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian
	Healthcare Services, Series 2019A:
1,575	5.000%, 8/01/44	8/29 at 100.00	Aa3	1,961,379
4,760	4.000%, 8/01/48	8/29 at 100.00	Aa3	5,436,205
4,035	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds,	No Opt. Call	A2	4,706,505
	Series 1997, 6.000%, 2/01/27 – AGM Insured
13,740	Total New Mexico			16,146,303
	New York – 8.5% (5.5% of Total Investments)
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	3,368,970
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	565,225
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	3,360,313
	University, Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island
	Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,808,352
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,617,219
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	694,098
	Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
14,185	5.000%, 2/15/41	2/30 at 100.00	Aa2	17,981,190
5,815	5.000%, 2/15/48	2/30 at 100.00	Aa2	7,289,917
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
2,915	5.250%, 2/15/47	6/21 at 100.00	A+	2,925,290
975	5.750%, 2/15/47	6/21 at 100.00	A+	978,929
7,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	10,696,275
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,253,383
3,000	5.000%, 9/01/39	9/24 at 100.00	A	3,405,210
860	5.000%, 9/01/44	9/24 at 100.00	A	971,017
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,291,350
	2018, 5.000%, 9/01/37
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding	No Opt. Call	AA	8,140,800
	Series 2012A, 0.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	292,450
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB+ (4)	477,155
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	5,370,000
	2013A, 5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (6)	6/21 at 100.00	N/R	375,000
1,000	5.875%, 10/01/46 (6)	6/21 at 100.00	N/R	750,000
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	6,434,422
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,447,800
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	Aa1	$ 2,402,340
	Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/27 at 100.00	Aa1	4,585,395
	Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,139,950
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2020 Subseries B-1:
14,405	4.000%, 11/01/41	11/29 at 100.00	Aa1	16,963,904
5,875	4.000%, 11/01/47	11/29 at 100.00	Aa1	6,852,012
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	5,866,600
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/44
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA–	2,469,137
11,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/40	8/29 at 100.00	AA–	12,739,870
2,040	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/40	8/30 at 100.00	AA–	2,404,160
6,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/43	3/31 at 100.00	AA–	7,695,420
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	6/21 at 100.00	AA–	5,018
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	11/25 at 100.00	A1	2,270,920
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/45
350	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	6/21 at 100.00	Baa1	350,375
	6.500%, 6/01/35
1,660	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,800,170
	Series Series 2016A-1, 5.625%, 6/01/35
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	27,551,082
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,560	5.000%, 11/15/44	11/21 at 100.00	A–	1,596,301
4,350	5.750%, 11/15/51	11/21 at 100.00	A–	4,471,321
10,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	11,685,200
	General Purpose, Series 2020A, 4.000%, 3/15/45
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020C:
3,500	4.000%, 3/15/45	9/30 at 100.00	Aa2	4,089,820
10,500	4.000%, 3/15/49	9/30 at 100.00	Aa2	12,213,705
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
2,000	4.000%, 7/01/35 – AGM Insured (AMT)	7/24 at 100.00	BBB	2,189,780
10,800	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	12,187,044
32,390	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	36,498,024
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B–	176,848
5,940	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B–	6,000,588
4,395	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	5,500,079
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
3,050	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	3,710,447
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	1,445,192
	Seventy Eighth Series 2013, 5.000%, 12/01/43 (AMT)

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	$ 4,817,405
	Seventy Ninth Series 2013, 5.000%, 12/01/38
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	A+	2,294,120
	Twenty-One Series 2020, 4.000%, 7/15/45 (AMT)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (AMT)	1/26 at 100.00	B3	2,884,244
2,700	5.000%, 1/01/34 (AMT)	1/26 at 100.00	B3	2,709,828
2,855	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	3,626,649
	Tunnels, Series 2021A, 5.000%, 11/15/56
5,740	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	7,393,120
	Lien Subseries 2021A-1, 5.000%, 5/15/51 (WI/DD Settling 5/05/21)
	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006:
1,250	5.000%, 6/01/45	6/27 at 100.00	CCC+	1,368,238
2,850	5.000%, 6/01/48	6/27 at 100.00	N/R	3,093,419
286,090	Total New York			322,542,090
	North Carolina – 1.4% (0.9% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	BBB+	12,976,057
	5.125%, 4/01/43
3,480	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot	6/25 at 100.00	BBB–	3,828,070
	Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding	No Opt. Call	Baa2 (4)	10,699,119
	Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (5)
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	1,714,362
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant
	Health Obligated Group, Series 2019A:
8,275	4.000%, 11/01/49	11/29 at 100.00	AA–	9,594,697
4,650	4.000%, 11/01/52	11/29 at 100.00	AA–	5,343,222
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A2	5,272,050
3,400	5.000%, 10/01/31	10/22 at 100.00	A2	3,584,994
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	1/26 at 100.00	A	588,090
	Series 2015A, 5.000%, 1/01/32
49,425	Total North Carolina			53,600,661
	North Dakota – 0.5% (0.4% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	710,032
	Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (4)	6,279,706
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
7,625	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	7,725,345
	Obligated Group, Series 2012, 5.000%, 12/01/32
5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	5,273,750
	Obligated Group, Series 2017A, 4.000%, 12/01/47
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	730,380
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
20,100	Total North Dakota			20,719,213
	Ohio – 6.0% (3.9% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/26 at 100.00	Baa2	7,261,812
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	$ 6,938,040
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/45	6/27 at 100.00	A+	1,616,429
24,740	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,861,914
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
790	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	893,198
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
41,240	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	46,360,771
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	26,547,085
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017:
3,960	4.000%, 11/15/34	11/27 at 100.00	A3	4,548,614
3,000	4.000%, 11/15/35	11/27 at 100.00	A3	3,439,020
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
205	4.000%, 7/01/40	7/31 at 100.00	A3	242,458
300	4.000%, 7/01/41	7/31 at 100.00	A3	353,745
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	4,958,845
	Project, Series 2013, 5.000%, 6/15/43
8,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc Obligated Group	8/27 at 100.00	A+	9,578,240
	Project, Series 2017A, 5.000%, 8/15/42
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
1,000	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	1,081,160
16,820	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (5)	1/23 at 100.00	Aa3 (4)	18,185,269
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
265	17.823%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (4)	350,380
625	17.955%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (4)	827,919
975	17.955%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (4)	1,291,553
1,315	17.955%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (4)	1,741,941
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	8/25 at 100.00	Baa1	9,492,696
	Refunding Series 2015, 5.000%, 8/15/45
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	7,729,444
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
2,045	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest	8/30 at 100.00	A2	2,325,615
	General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,012,180
	Center Project, Refunding Series 2011, 5.125%, 8/01/31
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	2,092,360
	Obligated Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,046,320
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A2	4,987,406
	2015A, 5.000%, 12/01/44
8,330	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series	1/30 at 100.00	A	10,333,781
	2020A, 5.000%, 1/15/50
3,710	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	4,601,810
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (7)

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1:
$ 1,500	5.250%, 2/15/39	2/23 at 100.00	A+	$ 1,626,165
10,530	5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	A+ (4)	11,437,686
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,
	Infrastructure Projects, Junior Lien Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	A+	3,898,294
16,325	5.000%, 2/15/43	2/28 at 100.00	A+	19,829,488
4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	5,235,905
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
725	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated	7/29 at 100.00	A	809,767
	Group, Refunding Series 2019A, 4.000%, 7/01/45
223,530	Total Ohio			228,537,310
	Oklahoma – 0.3% (0.2% of Total Investments)
1,555	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (4)	1,594,248
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	3,282,690
	5.625%, 6/01/43 (AMT)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	Baa1	5,569,791
	5.000%, 6/01/45 – BAM Insured (AMT)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,108,960
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
10,540	Total Oklahoma			11,555,689
	Oregon – 2.2% (1.4% of Total Investments)
2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	2,994,490
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
725	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	780,586
	Series 2020A, 5.250%, 11/15/50
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint	1/26 at 100.00	A2	5,528,201
	Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	17,976,329
	5.000%, 6/01/46
3,085	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding	10/30 at 100.00	BBB+	3,850,574
	Series 2020A, 5.000%, 10/01/40
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B,	7/26 at 100.00	AA–	1,789,575
	5.000%, 7/01/39
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
4,000	5.000%, 7/01/36 (AMT)	1/27 at 100.00	A+	4,748,320
1,000	5.000%, 7/01/37 (AMT)	1/27 at 100.00	A+	1,185,770
7,645	5.000%, 7/01/42 (AMT)	1/27 at 100.00	A+	9,021,329
19,000	5.000%, 7/01/47 (AMT)	1/27 at 100.00	A+	22,313,410
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A:
5,855	5.000%, 5/15/44	5/29 at 100.00	A+	7,226,065
3,000	4.000%, 5/15/49	5/29 at 100.00	A+	3,387,030
2,000	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	AA–	2,436,140
70,560	Total Oregon			83,237,819
	Pennsylvania – 4.5% (2.9% of Total Investments)
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	9,022,050
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,670	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	$ 4,369,685
	4.000%, 6/01/45
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,059,440
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)
345	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	423,626
	Settlement, Series 2018, 5.000%, 6/01/34
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A	4,285,575
8,385	5.000%, 7/01/42	7/27 at 100.00	A	10,180,061
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	4,029,750
11,000	0.000%, 12/01/38	No Opt. Call	A	6,929,120
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
2,500	5.125%, 12/01/47	12/23 at 100.00	A	2,766,600
2,875	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	3,235,295
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A	2,999,448
5,210	5.000%, 9/01/43	9/28 at 100.00	A	6,398,505
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
500	4.000%, 9/01/44	9/29 at 100.00	A	573,510
165	4.000%, 9/01/49	9/29 at 100.00	A	188,146
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	3,812,239
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
1,900	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/27 at 103.00	A–	2,162,656
	Retirement-Life Communities, Inc Obligated Group, Series 2020, 4.000%, 11/15/43
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	244,670
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
9,575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	11,199,207
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	22,255,390
	2009E, 6.375%, 12/01/38
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	4,978,130
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series	12/24 at 100.00	A3	2,293,380
	2014A-1, 5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	18,324,520
	6.250%, 6/01/33 – AGM Insured
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	7,304,687
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	5,840,450
	5.000%, 12/01/46
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
3,740	4.000%, 12/01/45	12/30 at 100.00	A3	4,350,518
4,620	4.000%, 12/01/50	12/30 at 100.00	A3	5,344,555
8,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A–	10,310,108
	7/01/42 (AMT)
2,150	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	2,519,327
	Bonds, First Lien Series 2020B, 4.000%, 9/01/50 – AGM Insured
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/25 at 100.00	AA	11,716,000
	Series 2016, 5.000%, 8/15/38 – BAM Insured
148,555	Total Pennsylvania			170,116,648

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 1.7% (1.1% of Total Investments)
$ 3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	6/21 at 100.00	BB	$ 3,350,736
	Series 2002, 5.500%, 5/15/39
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	533,620
	6.000%, 7/01/47
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,223,530
	5.500%, 7/01/29 – AMBAC Insured
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	6/21 at 100.00	A2	2,112,306
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	6/21 at 100.00	N/R	825,048
	Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured
1,035	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	1,100,215
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
53	0.000%, 7/01/24	No Opt. Call	N/R	50,273
90	0.000%, 7/01/27	No Opt. Call	N/R	80,300
88	0.000%, 7/01/29	7/28 at 98.64	N/R	74,133
114	0.000%, 7/01/31	7/28 at 91.88	N/R	89,111
128	0.000%, 7/01/33	7/28 at 86.06	N/R	92,741
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	1,195,327
3,291	4.550%, 7/01/40	7/28 at 100.00	N/R	3,652,418
12,927	0.000%, 7/01/46	7/28 at 41.38	N/R	4,101,608
3,495	0.000%, 7/01/51	7/28 at 30.01	N/R	803,780
5,099	4.750%, 7/01/53	7/28 at 100.00	N/R	5,672,127
24,836	5.000%, 7/01/58	7/28 at 100.00	N/R	28,041,334
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
3,875	4.329%, 7/01/40	7/28 at 100.00	N/R	4,245,372
20	4.536%, 7/01/53	7/28 at 100.00	N/R	21,948
2,484	4.784%, 7/01/58	7/28 at 100.00	N/R	2,770,182
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	865,376
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	A2	2,774,306
69,463	Total Puerto Rico			63,675,791
	Rhode Island – 0.4% (0.3% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility	9/23 at 100.00	AA+	7,955,603
	Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	3,800,769
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/21 at 15.96	CCC–	4,894,385
	Bonds, Series 2007A, 0.000%, 6/01/52
40,725	Total Rhode Island			16,650,757
	South Carolina – 4.2% (2.8% of Total Investments)
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A	8,648,325
3,180	5.000%, 11/01/46	5/26 at 100.00	A	3,645,584
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	18,498,888
1,250	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	1,051,975
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/47	1/26 at 100.00	A	5,307,908
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
645	5.000%, 4/01/44	4/26 at 103.00	BBB–	718,279
625	5.000%, 4/01/49	4/26 at 103.00	BBB–	693,875

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	10/25 at 100.00	A1	$ 1,914,798
	Furman University, Refunding Series 2015, 5.000%, 10/01/45
13,475	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours	6/30 at 100.00	A+	15,791,083
	Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44
1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod	5/28 at 100.00	AA–	1,196,840
	Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	888,388
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
9,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	10,747,170
	Series 2016B, 5.000%, 12/01/56
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	17,049,293
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
8,900	5.000%, 12/01/39	12/24 at 100.00	A–	10,178,663
12,760	5.000%, 12/01/46	12/24 at 100.00	A–	14,585,828
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	6,123,755
	2013A, 5.125%, 12/01/43
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	3,926,089
	2014A, 5.500%, 12/01/54
	South Carolina State Ports Authority, Revenue Bonds, Series 2015:
860	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A1 (4)	1,027,898
4,140	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A+ (4)	4,948,252
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
15,350	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	18,806,974
8,000	5.000%, 7/01/55 (AMT)	7/28 at 100.00	A+	9,752,400
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	6,135,350
144,095	Total South Carolina			161,637,615
	South Dakota – 0.7% (0.4% of Total Investments)
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds,	10/27 at 100.00	Aa3	12,845,936
	Series 2017, 4.000%, 4/01/42
2,685	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	3,036,198
	Health, Refunding Series 2017, 4.000%, 9/01/36
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	1,659,363
	Series 2014B, 5.000%, 11/01/44
7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	8,383,314
	Series 2015, 5.000%, 11/01/45
22,650	Total South Dakota			25,924,811
	Tennessee – 1.7% (1.1% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	10,242,153
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	A–	2,454,360
7,000	5.000%, 7/01/37	7/28 at 100.00	A–	8,568,070
40	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	6/21 at 100.00	N/R (4)	40,655
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 6/01/21) – NPFG Insured
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/27 at 100.00	A	19,880,990
	Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$ 3,000	5.000%, 11/01/23	11/21 at 100.00	A3	$ 3,066,540
3,200	5.000%, 11/01/24	11/21 at 100.00	A3	3,270,464
3,400	5.000%, 11/01/25	11/21 at 100.00	A3	3,474,392
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	Aa1	636,200
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
6,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate	7/30 at 100.00	A2	7,518,840
	Series 2019B, 5.000%, 7/01/39 (AMT)
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	4,869,080
	5.250%, 9/01/26
55,635	Total Tennessee			64,021,744
	Texas – 19.0% (12.3% of Total Investments)
1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	2,347,959
	School Building Series 2016, 5.000%, 2/15/39
8,835	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/43 –	2/28 at 100.00	A1	10,769,600
	AGM Insured
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited	No Opt. Call	AA+	553,210
	Tax Series 2016, 5.000%, 8/01/23
	Austin, Texas, Airport System Revenue Bonds, Series 2015:
3,000	5.000%, 11/15/39 (AMT)	11/24 at 100.00	A	3,413,550
3,040	5.000%, 11/15/44 (AMT)	11/24 at 100.00	A	3,459,064
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A	5,298,570
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	11/22 at 100.00	Aa3	2,140,560
	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 11/15/38	11/25 at 100.00	Aa3	3,549,000
13,705	5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	16,046,560
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA–	5,452,950
	5.000%, 11/15/43
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A,	11/26 at 100.00	AA–	1,773,509
	5.000%, 11/15/41
	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014:
1,000	5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	A1	1,091,800
1,575	5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	A1	1,718,152
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax
	Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	A–	1,207,404
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	A–	1,319,686
1,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding	7/24 at 100.00	AAA	1,716,375
	Series 2015A, 5.000%, 7/01/28
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A–	2,341,620
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,053,870
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,053,870
1,620	Cameron County, Texas, Revenue and Tax Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	Aa3 (4)	1,682,176
	5.000%, 2/15/32 (Pre-refunded 2/15/22) – AGM Insured
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A:
765	5.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	Baa1 (4)	827,087
1,100	5.000%, 1/01/43 (Pre-refunded 1/01/23) – AGM Insured	1/23 at 100.00	A2 (4)	1,189,276
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	Baa2 (4)	718,971
	Series 2013, 5.000%, 1/01/42 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
$ 2,945	0.000%, 1/01/36	No Opt. Call	Baa1	$ 2,092,835
2,205	0.000%, 1/01/37	No Opt. Call	Baa1	1,516,114
2,160	0.000%, 1/01/38	No Opt. Call	Baa1	1,436,227
1,000	0.000%, 1/01/40	No Opt. Call	Baa1	623,440
2,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	Baa1	2,534,700
	5.000%, 1/01/46
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	Baa1	2,981,602
3,035	5.000%, 1/01/45	7/25 at 100.00	Baa1	3,478,899
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	8/23 at 100.00	A–	1,091,610
	Public Schools, Series 2013, 6.000%, 8/15/43
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,027,980
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,027,060
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	AA– (4)	2,211,760
	2013, 5.000%, 7/15/43 (Pre-refunded 7/15/23)
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	Aa2 (4)	1,372,130
	2014A, 5.000%, 12/01/36 (Pre-refunded 12/01/24)
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	1,965,298
	5.000%, 12/01/48
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	8,631,198
	2013C, 5.125%, 11/01/43 (AMT)
16,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	17,899,807
	2014B, 4.500%, 11/01/45 (AMT)
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/21 at 100.00	A (4)	10,236,700
	2012E, 5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)
9,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H,	11/21 at 100.00	A (4)	9,724,865
	5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr	8/23 at 100.00	BBB- (4)	1,385,903
	Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28 (Pre-refunded 8/15/23)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	223,072
	2014A, 5.250%, 9/01/44
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	BBB+	1,064,030
	5.000%, 8/15/33
7,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	8,257,494
	Series 2013A, 5.125%, 10/01/43
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
3,500	4.000%, 10/01/40	4/30 at 100.00	A2	4,146,380
4,550	4.000%, 10/01/49	4/30 at 100.00	A2	5,292,514
10,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	12,022,363
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,512,532
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	6,031,928
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (5)
4,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	B3	5,080,230
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	6/21 at 100.00	BBB–	1,003,280
	University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+ (4)	$ 1,076,260
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
	(Pre-refunded 12/01/22)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical	11/22 at 100.00	A (4)	1,074,110
	Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%,
	11/15/26 (Pre-refunded 11/15/22)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	2,063,674
4,480	5.000%, 12/01/45	6/25 at 100.00	AA	5,149,088
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,615	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,685,430
3,000	5.000%, 6/01/38	6/23 at 100.00	Baa2	3,087,390
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	Aa2 (4)	1,423,610
	Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21)
10,725	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	12,780,232
	4.000%, 8/15/50
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C,	8/22 at 100.00	AA–	1,231,976
	5.000%, 8/15/31
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	AA	6,110,938
	5.000%, 8/15/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	227,276
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	432,786
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	505,991
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	1,265,650
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,616,795
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	2,114,190
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
105	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	102,947
495	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BB+	462,300
50	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	44,768
4,390	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	3,452,954
105	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	92,101
625	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	471,675
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	5,485,222
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	142,382
260	0.000%, 11/15/33	11/31 at 88.44	BB+	165,287
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,219,434
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	592,708
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	2,010,506
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	973,744
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
600	5.000%, 11/15/33	11/24 at 100.00	BBB–	670,206
400	5.000%, 11/15/34	11/24 at 100.00	BBB–	446,876
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien
	Series 2014A:
1,000	5.000%, 11/15/28	11/24 at 100.00	BBB	1,125,320
1,000	5.000%, 11/15/30	11/24 at 100.00	BBB	1,117,520
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	BBB	1,314,424
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	BB	537,320
	0.000%, 11/15/33 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A,	7/28 at 100.00	A	$ 9,156,975
	5.000%, 7/01/41 (AMT)
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series	7/22 at 100.00	A (4)	2,108,600
	2012A, 5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B	5,886,550
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	B	415,549
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
1,885	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B–	2,230,426
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B–	1,184,010
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
4,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	4,104,360
	11/15/40 (Pre-refunded 11/15/21)
2,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/22 at 100.00	AA (4)	2,149,840
	2012D, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
3,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/28 at 100.00	Aa2	3,830,580
	2018D, 5.000%, 11/15/36
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A,	3/27 at 100.00	Aa3	2,456,000
	5.000%, 3/01/31
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A	1,100,209
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	3,095,592
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,855,768
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	2,512,388
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	9,324,694
1,470	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,101,883
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien
	Series 1998A:
4,680	0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,658,612
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	11,986,451
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 24.48	A+	794,546
	Refunding Series 2012A, 0.000%, 8/01/45
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa	1,518,277
	Bonds, School Building Series 2014, 5.000%, 2/15/39
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA– (4)	3,082,135
	2014, 5.000%, 8/01/34 (Pre-refunded 8/01/24)
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,994,640
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,657,041
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue	6/21 at 100.00	AA	2,006,880
	Financing System Bonds, Series 2013, 5.000%, 2/15/36
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A–	2,039,362
	Series 2015, 5.000%, 11/01/35 (AMT)
7,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	6/21 at 100.00	BBB	7,962,552
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A,	5/22 at 100.00	A	1,202,866
	5.000%, 5/15/36

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B:
$ 25	5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	$ 26,221
1,975	5.000%, 5/15/29	5/22 at 100.00	A	2,068,733
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/26 at 100.00	A	7,633,600
	Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA	1,467,639
	School Building Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	6/21 at 100.00	BBB+	1,755,495
	Series 2011A, 7.250%, 4/01/36
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	11,628,214
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,096,040
3,000	6.125%, 12/01/38	12/25 at 100.00	B1	3,298,590
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	3,008,700
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
4,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	5,201,540
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
665	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	N/R (4)	757,495
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	Aa3 (4)	939,888
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	730,093
	12/15/36 – AGM Insured
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	A1	4,146,451
	Senior Lien Series 2013, 5.000%, 12/15/33
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	5,564,140
8,470	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	12,658,500
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (4)	3,047,430
	Series 2011D, 5.000%, 9/01/31 (Pre-refunded 9/01/21)
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A,	9/21 at 100.00	N/R (4)	2,034,880
	5.500%, 9/01/41 (Pre-refunded 9/01/21)
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	8,329,230
	Appreciation Series 2008I, 6.500%, 1/01/43
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,858,300
	0.000%, 1/01/36 – AGC Insured
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	10,957,064
	5.000%, 1/01/40
4,555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,234,652
	4.000%, 1/01/44
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	15,414,742
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,152,660
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana	7/25 at 100.00	AA–	1,187,380
	Project, Refunding Series 2015, 5.000%, 7/15/26
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AA	1,093,916
	0.000%, 10/01/35
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds,	2/25 at 100.00	AAA	4,594,280
	Refunding Series 2015, 5.000%, 2/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	$ 218,530
	2014A, 5.125%, 2/01/39
4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	6/21 at 100.00	BBB+	4,062,477
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	7/22 at 100.00	A	2,637,675
	7/01/27 (AMT)
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B,	5/25 at 100.00	AA	3,098,885
	5.000%, 5/15/34
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,229,050
	5.000%, 5/15/48
1,925	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	A1	2,362,783
	2016, 5.000%, 10/15/42
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (4)	573,545
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
	(Pre-refunded 9/01/23)
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	1,496,612
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,363,520
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
2,775	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	3,260,847
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	6/21 at 100.00	A+	642,182
1,000	5.000%, 9/01/40	6/21 at 100.00	A+	1,003,420
530	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	613,486
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 4.000%, 12/31/39
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	12/25 at 100.00	Baa3	22,198,323
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/55 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	1,523,916
4,040	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,585,481
25,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	Baa3	30,095,750
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
	Texas State, General Obligation Bonds, Texas Transportation Commission, Highway
	Improvement Series 2014:
800	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	908,544
1,200	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	AAA	1,366,572
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,089,140
	Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA	2,277,620
	Refunding Series 2014, 5.000%, 10/01/34 (Pre-refunded 4/01/24)
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	10,008,530
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A3	4,622,674
10,960	5.000%, 8/15/37	8/24 at 100.00	A3	12,335,590

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
$ 2,100	5.000%, 8/15/33	8/24 at 100.00	Baa1	$ 2,362,563
15,750	5.000%, 8/15/42	8/24 at 100.00	Baa1	17,536,207
10,000	Texas Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2016A,	10/26 at 100.00	AAA	12,204,020
	5.000%, 10/01/30 (UB) (5)
1,875	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	2,191,350
	Series 2019A, 5.000%, 8/01/57
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,284,155
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A3	7,705,896
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,009,435
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A3	9,837,785
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,785,074
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A3	20,640,115
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
10,000	4.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	11,690,409
5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	6,199,300
16,600	5.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	20,581,679
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	6,303,150
	Trust Series 2018B, 5.000%, 4/15/49
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,791,489
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA+ (4)	1,999,067
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38 (Pre-refunded 8/01/24)
235	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	6/21 at 100.00	CC	235,940
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (AMT)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	Capital Appreciation Series 2015:
780	0.000%, 8/15/50 (Pre-refunded 8/15/25)	8/25 at 35.55	Aaa	271,190
6,220	0.000%, 8/15/50	8/25 at 35.55	Aaa	2,069,456
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2015B:
1,000	0.000%, 8/15/45 (Pre-refunded 8/15/25)	8/25 at 44.15	Aaa	431,780
8,000	0.000%, 8/15/45	8/25 at 44.15	Aaa	3,315,360
695,275	Total Texas			724,193,091
	Utah – 1.3% (0.8% of Total Investments)
27,055	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%,	7/27 at 100.00	A	32,185,710
	7/01/47 (AMT)
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A	5,442,480
	7/01/48 (AMT)
5,795	Utah Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	6,560,867
	Project, Series 2016, 5.000%, 10/15/46
	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012:
1,665	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (4)	1,755,793
2,445	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	A+ (4)	2,578,326
41,460	Total Utah			48,523,176

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.3% (0.2% of Total Investments)
$ 235	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	6/21 at 100.00	A1	$ 235,578
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	2,000,502
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	6/21 at 100.00	Baa2	2,031,420
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	A2	2,478,157
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	6/21 at 100.00	A2	1,066,381
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured
1,435	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	A2	1,532,982
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	6/21 at 100.00	Caa3	716,597
	Series 2007A, 5.000%, 7/01/24
9,475	Total Virgin Islands			10,061,617
	Virginia – 2.1% (1.4% of Total Investments)
785	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	6/21 at 100.00	BB–	783,493
	Series 2006, 5.000%, 9/01/26
560	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/30 at 100.00	A+	649,617
	Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/45
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	542,681
	Appreciation Series 2012B, 0.000%, 7/15/40 (7)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	1,140,503
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing	6/21 at 100.00	AA+	1,004,770
	Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%,
	10/01/48 (AMT)
12,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,589,960
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	2,573,352
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding
	Series 2013B:
2,000	4.000%, 11/01/33	11/22 at 100.00	AA–	2,075,960
3,000	5.000%, 11/01/46	11/22 at 100.00	AA–	3,184,230
6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/21 at 100.00	B–	6,148,938
	Bonds, Series 2007B1, 5.000%, 6/01/47
15,605	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	18,612,240
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
8,135	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB–	8,359,282
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,225	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	4,481,288
14,375	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	15,138,456
71,715	Total Virginia			79,284,770

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.7% (1.7% of Total Investments)
$ 2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/24 at 100.00	AA–	$ 2,257,480
	Refunding Series 2014A, 5.000%, 7/01/40
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids	1/26 at 100.00	Aa3 (4)	2,875,009
	Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41 (Pre-refunded 1/01/26)
14,380	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	16,613,502
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A2	2,625,187
14,955	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%,	5/27 at 100.00	A+	17,644,058
	5/01/42 (AMT)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (AMT)	5/27 at 100.00	A+	7,150,620
4,515	5.000%, 5/01/43 (AMT)	5/27 at 100.00	A+	5,318,941
1,145	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	A+	1,397,438
	4/01/44 (AMT)
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+	10,565,300
	Bonds, Series 2013A, 5.000%, 5/01/43
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/21 at 100.00	N/R (4)	1,634,488
	Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,250,800
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	1,068,200
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	Aa2	13,181,966
	Series 2015A, 5.000%, 10/01/45 (UB)
5,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	BBB–	5,878,600
	Bonds, Series 2018, 5.000%, 7/01/58
2,525	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,869,688
	University, Series 2020, 4.000%, 5/01/45
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement	1/23 at 100.00	BBB–	329,216
	Community, Refunding Series 2012, 5.000%, 1/01/48
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	6,383,448
	0.000%, 6/01/24 – NPFG Insured
90,055	Total Washington			102,043,941
	West Virginia – 0.7% (0.5% of Total Investments)
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	7,764,680
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	17,832,900
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	2,356,480
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
24,000	Total West Virginia			27,954,060

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.7% (1.1% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 34	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	$ 1,013
30	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	873
29	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	841
29	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	784
28	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	757
36	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	947
36	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	919
35	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	865
34	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	830
33	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	800
1,715	5.500%, 7/01/56, 144A (6)	3/28 at 100.00	N/R	1,333,933
37	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	863
36	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	823
35	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	787
34	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	747
34	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	717
33	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	681
32	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	653
31	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	628
31	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	599
33	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	615
401	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	6,900
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
59	0.000%, 1/01/46, 144A (6)	No Opt. Call	N/R	1,828
59	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	1,736
58	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	1,698
58	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	1,652
57	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	1,567
62	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	1,688
1,607	3.750%, 7/01/51, 144A (6)	3/28 at 100.00	N/R	1,106,194
62	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	1,614
61	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	1,565
61	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	1,514
60	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	1,462
59	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	1,420
59	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	1,373
58	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	1,325
57	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	1,293
57	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	1,244
56	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	1,193
56	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	1,157
55	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	1,117
54	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	1,091
54	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	1,048
53	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	984
693	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	11,929
10,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical	6/30 at 100.00	A+	11,516,800
	Center Project, Refunding Series 2020A, 4.000%, 6/01/45
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian	7/23 at 100.00	N/R (4)	5,520,050
	HealthCare, Inc, Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,285,975
	Series 2012B, 5.000%, 2/15/32
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	2,801,617
	Lutheran, Series 2011A, 5.250%, 10/15/39
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	7/27 at 100.00	A+	2,723,325
	Agnesian HealthCare, Inc, Series 2017, 4.000%, 7/01/47

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 10,225	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	$ 11,756,603
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39
1,870	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit	7/26 at 100.00	A	2,020,311
	Health System, Inc, Series 2016, 4.000%, 7/01/46
4,220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	Aa3	4,850,848
	Children’s Hospital of Wisconsin, Inc, Series 2017, 4.000%, 8/15/42
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Marshfield Clinic, Series 2016A:
12,440	5.000%, 2/15/42	2/26 at 100.00	A–	14,187,074
6,000	5.000%, 2/15/46	2/26 at 100.00	A–	6,810,360
62,546	Total Wisconsin			65,977,230
5,467,860	Total Municipal Bonds (cost $5,242,211,701)			5,865,521,258

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc	$ 143,900
32,524	Invesco Quality Municipal Income Trust	428,016
	Total Investment Companies (cost $530,611)	571,916
	Total Long-Term Investments (cost $5,242,742,312)	5,866,093,174

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	National – 0.1% (0.1% of Total Investments)
$ 5,100	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations,	No Opt. Call	F1+	$ 5,100,000
	Series 5029, 0.240%, 12/01/21 (AMT)
$ 5,100	Total Short-Term Investments (cost $5,100,000)			5,100,000
	Total Investments (cost $5,247,842,312) – 153.9%			5,871,193,174
	Floating Rate Obligations – (3.0)%			(115,510,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (19.1)% (8)			(727,145,829)
	MuniFund Preferred Shares, net of deferred offering costs – (17.8)% (9)			(678,392,696)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (16.5)% (10)			(630,330,617)
	Other Assets Less Liabilities – 2.5%			94,832,728
	Net Assets Applicable to Common Shares – 100%			$ 3,814,646,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 12.4%.
(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.6%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives, for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.2% (100.0% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 875	4.000%, 7/01/35 – BAM Insured	7/30 at 100.00	A3	$ 1,059,590
1,000	4.000%, 7/01/37 – BAM Insured	7/30 at 100.00	A3	1,193,630
975	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	A3	1,155,083
6,945	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B, 4.000%, 6/01/45	6/30 at 100.00	A1	8,085,508
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	BBB+	4,810,830
	Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41
23,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	33,893,901
	5.000%, 9/01/46
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	5,295,626
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,182,061
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
47,430	Total Alabama			61,676,229
	Alaska – 0.5% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
17,040	5.000%, 6/01/32	5/21 at 100.00	B3	17,316,559
5,070	5.000%, 6/01/46	5/21 at 100.00	B3	5,133,730
22,110	Total Alaska			22,450,289
	Arizona – 1.6% (1.0% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,496,485
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
3,815	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/30 at 100.00	A+	4,510,360
	Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,183,496
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	A2	8,205,231
	2015B, 5.000%, 7/01/43 – AGM Insured
1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,624,051
	HonorHealth, Series 2019A, 5.000%, 9/01/42
5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	5,806,812
	Refunding Series 2016A, 4.000%, 1/01/36
6,355	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	7,368,051
	Series 2019A, 4.000%, 7/01/44
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	9,801,858
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	15,541,300
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,697,080
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	15,592,662
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
56,845	Total Arizona			74,827,386

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.1% (0.1% of Total Investments)
$ 5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%,	6/21 at 100.00	N/R	$ 5,094,173
	5/01/28 – ACA Insured
	California – 8.2% (5.3% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	18,637,819
	1999A, 0.000%, 10/01/32 – NPFG Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,839,384
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties,	No Opt. Call	Aa3	3,035,275
	California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,467,950
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	7,139,340
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/24 at 100.00	Aa3 (4)	11,397,500
	Series 2014F-1, 5.000%, 4/01/54 (Pre-refunded 4/01/24)
8,000	Beverly Hills Unified School District, Los Angeles County, California, General	No Opt. Call	AA+	6,593,200
	Obligation Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation
	Bonds, Series 2015A:
2,250	0.000%, 8/01/32 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	2,378,768
1,350	0.000%, 8/01/33 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	1,427,261
160	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	195,784
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	3,212,945
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,757,298
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	7,345,886
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	892,269
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford	11/21 at 100.00	AA– (4)	3,421,642
	Hospital and Clinics, Series 2008A-2 RMKT, 5.250%, 11/15/40 (Pre-refunded 11/15/21)
1,330	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,532,692
	Series 2020A, 4.000%, 4/01/49
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard
	Children’s Hospital, Series 2012A:
3,000	5.000%, 8/15/51 (UB) (6)	8/22 at 100.00	A+	3,186,867
10,000	5.000%, 8/15/51	8/22 at 100.00	A+	10,622,800
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	581,373
	System, Series 2013A, 5.000%, 7/01/37
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series	11/21 at 100.00	Aa3	1,749,416
	2012A, 5.000%, 11/15/40
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
485	9.424%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	545,363
525	9.432%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	590,399
1,285	9.432%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	1,445,072
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	1,757,250
	Refunding Series 2017A, 5.000%, 7/01/42
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,103,391
	2017, 5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	3,259,361
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	5,778,300
	4.000%, 8/01/36

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	6/21 at 100.00	AA–	$ 5,018
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	10,194,500
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	10,823,615
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,288	5.750%, 7/01/30 (7)	6/21 at 100.00	N/R	1,223,377
1,653	5.750%, 7/01/35 (7)	6/21 at 100.00	N/R	1,570,445
1,984	5.500%, 7/01/39 (7)	6/21 at 100.00	N/R	1,884,534
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System	No Opt. Call	AA	9,249,674
	Improvement Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,676,874
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General	8/23 at 100.00	AA+ (4)	3,696,034
	Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38 (Pre-refunded 8/01/23)
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	5,869,270
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (5)	1/31 at 100.00	Baa2	1,092,173
3,350	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	3,854,778
8,350	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	9,654,520
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	10,378,400
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
8,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,420,987
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
10,170	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,508,152
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa	3,895,853
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	4,093,550
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	3,012,306
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Special Tax Bonds, Community	No Opt. Call	N/R	1,368,210
	Facilities District 1, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	6/21 at 100.00	N/R (4)	998,851
	Series 1994, 5.375%, 2/15/34 (ETM)
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds,	No Opt. Call	Baa2	2,318,090
	Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	11,639,380
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	9,015,215
	Series 2009B, 6.500%, 11/01/39
350	Mt Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	No Opt. Call	N/R (4)	375,659
	5.125%, 12/01/23 – AMBAC Insured (ETM)
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding	No Opt. Call	Aa3	10,683,288
	Series 2009, 0.000%, 8/01/34 – AGC Insured
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R (4)	3,631,417
	2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	2,221,175
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,255	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	$ 3,653,054
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	2,004,229
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	N/R (4)	2,447,083
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	Aa3	887,740
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	1,952,100
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	BBB–	7,460,567
	8/01/33 – AGC Insured
2,415	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+ (4)	2,624,260
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,632,186
	Bonds, Series 2011A, 0.000%, 8/01/28
1,000	Rim of the World Unified School District, San Bernardino County, California, General	8/21 at 100.00	A2 (4)	1,011,930
	Obligation Bonds, Series 2011C, 5.000%, 8/01/38 (Pre-refunded 8/01/21) – AGM Insured
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	828,841
	Series 2013A, 5.750%, 6/01/44
1,955	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+ (4)	2,091,459
	Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	2,325,848
	2011, 7.500%, 12/01/41
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	4,346,560
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
8,075	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/30 at 100.00	AA–	9,598,833
	Bonds, Local Water Series 2020C, 4.000%, 11/01/50
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB	11,883,564
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB	36,495,902
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,011,653
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation	No Opt. Call	A+	2,727,533
	Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,455	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	4,453,530
	Series 2006A, 0.000%, 9/01/21 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	AA+	3,835,388
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	10,743,862
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured
	San Ysidro School District, San Diego County, California, General Obligation Bonds,
	Refunding Series 2015:
5,000	0.000%, 8/01/46	8/25 at 32.80	A3	1,530,700
6,570	0.000%, 8/01/47	8/25 at 30.90	A3	1,893,540
2,630	Union Elementary School District, Santa Clara County, California, General Obligation	No Opt. Call	Baa2	2,551,863
	Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured
3,900	West Hills Community College District, California, General Obligation Bonds, School	8/21 at 100.00	A2 (4)	3,960,372
	Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 (Pre-refunded
	8/01/21) – AGM Insured
395,875	Total California			389,202,547

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 10.3% (6.7% of Total Investments)
$ 1,365	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/24 at 102.00	N/R	$ 1,477,326
	2019, 5.000%, 12/01/51
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation	12/21 at 103.00	N/R	520,950
	Bonds, Series 2016A, 5.750%, 12/01/46
500	Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited Tax General	12/25 at 103.00	N/R	549,170
	Obligation Bonds, Series 2020A-3, 5.000%, 12/01/50
1,140	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/30 at 100.00	A2	1,346,671
	Obligation Limited Tax Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/45 –
	AGM Insured
1,060	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement	12/23 at 103.00	N/R	1,138,111
	Series 2018, 5.250%, 12/01/48
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,668,397
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,819,100
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	1,356,950
	Refunding Series 2013A, 5.375%, 12/01/33
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	121,845
	Refunding Series 2014, 5.000%, 12/01/43
3,500	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	4,142,040
	2020, 4.000%, 8/01/50 – BAM Insured
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	1,822,315
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,005	5.000%, 6/01/34 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	2,503,343
4,615	5.000%, 6/01/35 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,762,058
7,205	5.000%, 6/01/36 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	8,995,803
8,715	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,881,113
4,105	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,125,298
8,545	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,668,860
8,180	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	9,573,627
	Group, Series 2019A, 4.000%, 11/15/43
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	5,417,800
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	5,485,100
	Colorado Project, Series 2013A, 5.000%, 12/01/36
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,260,145
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
8,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	9,686,466
	Series 2019A-1, 4.000%, 8/01/44
26,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	29,372,335
	Series 2019A-2, 4.000%, 8/01/49
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	5,128,172
	Communities & Services, Series 2020A, 4.000%, 12/01/50
2,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/22 at 100.00	N/R (4)	2,499,996
	Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	1,112,940
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	867,968
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	Baa1	1,636,770
	Refunding Series 2015B, 4.000%, 9/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 10,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	$ 11,276,530
	Series 2020A, 4.000%, 9/01/50
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	1,185,990
	2019A, 4.000%, 11/01/39
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,924,228
	Refunding Series 2019A, 4.000%, 1/01/37
4,880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	5,763,475
	Refunding Series 2019B, 4.000%, 1/01/40
4,150	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	4,753,949
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax
	General Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	2,069,984
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,888,813
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise
	Revenue Bonds, Series 2017B:
2,000	5.000%, 12/01/42	12/27 at 100.00	A+	2,441,560
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,488,755
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	A+	1,814,430
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	2,295,040
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
6,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	7,462,845
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	AA–	5,938,850
2,505	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/39	12/30 at 100.00	AA–	3,029,447
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41	8/26 at 100.00	A1	8,450,984
1,000	5.000%, 8/01/46	8/26 at 100.00	A1	1,178,880
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	1,062,740
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	11,965,585
	11/15/37 (Pre-refunded 11/15/22)
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	14,216,574
	2013B, 5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	3,052,575
	2018B, 5.000%, 12/01/48
11,000	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A,	8/31 at 100.00	AA–	13,091,320
	4.000%, 8/01/51
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
5,120	5.000%, 12/01/32	12/26 at 100.00	BBB–	5,990,042
2,935	5.000%, 12/01/35	12/26 at 100.00	BBB–	3,408,973
1,800	5.000%, 12/01/40	12/26 at 100.00	BBB–	2,070,432
365	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	400,920
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	13,900,930
	9/01/21 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	6,172,782
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	38,958,104
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,471,189
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	38,774,032

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$ 9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	$ 8,432,253
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	2,218,993
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	13,531,455
2,200	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	2,568,896
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/49 – AGM Insured
2,000	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/45 –	12/30 at 100.00	AA	2,362,580
	BAM Insured
1,755	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	2,061,721
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/50 – AGM Insured
1,000	Little Thompson Water District, Colorado, Water Revenue Bonds, Series 2020,	12/30 at 100.00	AA–	1,203,760
	4.000%, 12/01/50
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General	12/26 at 100.00	BBB+	1,170,570
	Obligation Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series	12/26 at 100.00	AA+	1,139,940
	2017, 4.000%, 12/01/36
1,200	Morgan County Quality Water District, Morgan and Washington Counties, Colorado, Water	12/30 at 100.00	AA	1,404,024
	Revenue Bonds, Series 2020, 4.000%, 12/01/50 – AGM Insured
1,085	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General	12/22 at 103.00	N/R	1,156,068
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47
1,224	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/21 at 103.00	N/R	1,270,353
	Limited Tax Bonds, Series 2016, 4.375%, 12/01/31
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	20,413,162
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported
	Revenue Bonds, Series 2019A:
3,040	4.000%, 12/01/37 – AGM Insured	12/29 at 100.00	A	3,656,998
3,255	4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	3,840,933
600	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project,	12/30 at 100.00	N/R	671,724
	Series 2021A, 4.750%, 12/01/45, 144A
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
8,765	5.000%, 12/01/42	12/27 at 100.00	A2	10,687,866
3,600	5.000%, 12/01/47	12/27 at 100.00	A2	4,362,552
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	3,855,085
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 –
	AGM Insured
	Thompson Crossing Metropolitan District 6, Larimer County, Colorado, General Obligation
	Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2020:
895	3.000%, 12/01/30, 144A	No Opt. Call	Ba2	934,774
1,300	5.000%, 12/01/44, 144A	12/30 at 100.00	Ba2	1,544,725
995	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	1,092,968
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
1,000	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise	12/28 at 100.00	A3	1,078,810
	Revenue Bonds, Green Series 2020, 3.250%, 12/01/45 – BAM Insured
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	4,255,080
	5.000%, 11/15/42
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	16,598,730
	(Pre-refunded 6/01/24)
2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,806,975
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
5,000	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020,	12/29 at 100.00	AA	6,404,850
	5.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017,	12/26 at 100.00	AA	$ 2,664,679
	5.000%, 12/15/30
500	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax	3/26 at 103.00	N/R	546,165
	Bonds, Series 2021A-1, 5.000%, 12/01/50
470,899	Total Colorado			492,377,316
	Connecticut – 0.6% (0.4% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	1,944,014
	University, Series 2016Q-1, 5.000%, 7/01/46
2,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	3,081,372
	Affiliates, Series 2020A, 5.000%, 1/01/55, 144A
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	8,115,652
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A3	603,075
2,425	5.000%, 7/01/42	7/27 at 100.00	A3	2,891,982
7,075	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/30 at 100.00	A+	9,056,849
	Series 2020A, 5.000%, 5/01/40
3,285	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/40	2/30 at 100.00	A	4,186,667
24,900	Total Connecticut			29,879,611
	Delaware – 0.3% (0.2% of Total Investments)
3,350	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	3,686,909
	2013, 5.000%, 7/01/32 (Pre-refunded 7/01/23)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	1,185,970
	Series 2018, 5.000%, 6/01/48
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	10,308,418
	5.000%, 6/01/55
13,420	Total Delaware			15,181,297
	District of Columbia – 3.2% (2.1% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	1,272,738
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/21 at 21.42	N/R	22,811,330
	Bonds, Series 2006A, 0.000%, 6/15/46
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A–	4,141,410
60	5.000%, 4/01/36 (Pre-refunded 4/01/27)	4/27 at 100.00	N/R (4)	74,946
3,440	5.000%, 4/01/36	4/27 at 100.00	A–	4,061,883
11,960	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	4/22 at 100.00	Baa1	12,402,998
	Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien
	Series 2014A, 5.000%, 10/01/53
32,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	10/26 at 100.00	A3	41,116,800
	Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series
	2009C, 6.500%, 10/01/41 – AGC Insured
18,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road	10/28 at 100.00	Baa1	24,136,920
	Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B,
	6.500%, 10/01/44
	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
12,455	4.000%, 10/01/44	10/29 at 100.00	Baa2	14,289,871
5,000	5.000%, 10/01/47	10/29 at 100.00	Baa2	6,154,750
13,710	4.000%, 10/01/49	10/29 at 100.00	Baa2	15,638,174

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 7,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	$ 5,107,760
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
1,195	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	1,413,243
	Bonds, Series 2020A, 4.000%, 7/15/45
216,570	Total District of Columbia			152,622,823
	Florida – 6.9% (4.4% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,951,284
	Academy, Inc Project, Series 2016, 5.000%, 9/01/46
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A1 (4)	11,218,570
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
1,425	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2021,	7/31 at 100.00	AA	1,744,072
	4.000%, 7/01/38 – AGM Insured
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,305,525
2,315	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	2,481,356
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	3,820,792
	University, Refunding Series 2013, 6.125%, 11/01/43
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018,	10/28 at 100.00	Aa3	6,466,704
	4.000%, 10/01/43
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
8,555	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	9,497,847
4,280	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	4,724,606
530	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	584,193
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	966,992
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,441,367
1,690	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	A+	1,956,800
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	18,484,213
	Airport, Series 2018F, 5.000%, 10/01/48 (UB) (6)
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International
	Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A	6,537,586
12,885	5.000%, 10/01/44	10/24 at 100.00	A	14,701,012
11,145	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	12,609,453
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A,
	4.000%, 8/01/55
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A+	426,368
	2012, 5.000%, 10/01/30
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,566,016
	Series 2011, 5.000%, 11/15/24
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,807,575
	5.000%, 11/15/45
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City
	Center/Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	4,239,958
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	21,277,944
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	BB+	198,178
2,000	5.125%, 7/01/38	7/27 at 100.00	BB+	1,917,220
5,035	5.125%, 7/01/46	7/27 at 100.00	BB+	4,634,818

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	$ 8,450,687
	of Miami, Series 2015A, 5.000%, 4/01/45
17,925	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	21,480,424
	of Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	6/21 at 100.00	BBB+	10,028,900
	2010A, 5.000%, 7/01/35
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	1,399,607
	Academy, Seres 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,142,760
	Refunding Series 2014B, 5.000%, 10/01/37
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A,	10/26 at 100.00	A–	1,794,345
	5.000%, 10/01/41
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,	6/27 at 100.00	Aa3	5,669,835
	Series 2017, 5.000%, 6/01/38
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2 (4)	1,977,539
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding
	Series 2012:
5,500	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	5,811,905
3,000	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	3,170,130
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	8,004,080
	4.000%, 7/01/48
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	6,167,784
	10/01/42 (Pre-refunded 10/01/22)
9,965	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	11,692,632
	4.000%, 10/01/49
2,400	New Smyrna Beach Utilities Commission, Florida, Utility System Revenue Certificates,	4/30 at 100.00	Aa2	2,832,432
	Refunding Series 2020, 4.000%, 10/01/49
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2 (4)	783,075
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
1,095	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 91.18	BBB–	824,130
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/32
5,045	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	6,202,626
	Improvement Series 2019A-1, 5.000%, 10/01/49
10,120	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	11,624,237
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49
5,680	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	6,711,431
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	273,582
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series	6/21 at 100.00	A3	1,388,172
	2007, 5.000%, 5/01/30 – RAAI Insured
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa3	7,252,321
	4.000%, 5/01/33
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
4,595	5.000%, 8/15/42	8/27 at 100.00	A1	5,516,665
12,325	5.000%, 8/15/47	8/27 at 100.00	A1	14,705,081
2,540	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose	No Opt. Call	Baa2	2,836,951
	Bonds, Stadium Project, Series 1995, 5.750%, 10/01/25 – NPFG Insured
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,451,338
	5.000%, 11/15/33

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	$ 4,392,840
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
345	4.000%, 7/01/39	7/30 at 100.00	A–	404,813
5,545	5.000%, 7/01/50	7/30 at 100.00	A–	6,908,626
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	10,265,292
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A2 (4)	1,532,295
	Aeronautical University, Inc Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A2 (4)	2,353,040
	Aeronautical University, Series 2015B, 5.000%, 10/15/45 (Pre-refunded 4/15/25)
1,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A2	1,160,360
	Aeronautical University, Series 2020A, 4.000%, 10/15/39
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	8,366,366
	University Inc Project, Series 2015, 5.000%, 6/01/45
291,270	Total Florida			327,136,750
	Georgia – 3.6% (2.3% of Total Investments)
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	A+	7,446,972
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	4,029,102
2,040	5.000%, 11/01/35 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	2,417,461
3,420	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	3,605,193
	FGIC Insured
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	2,374,960
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	A1	6,710,845
	Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
4,330	5.000%, 4/01/42	4/27 at 100.00	A	5,141,788
13,670	5.000%, 4/01/47	4/27 at 100.00	A	16,114,470
5,485	4.000%, 4/01/50	4/30 at 100.00	A	6,308,902
29,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	33,421,340
	Project, Series 2019A, 4.000%, 7/01/49
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	14,490,964
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA–	8,872,125
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.250%, 2/15/45
3,565	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	4,225,024
	2019A, 5.000%, 1/01/63
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	12,300,860
	Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	No Opt. Call	AA+	1,703,201
	2005, 5.250%, 2/01/27 – BHAC Insured
	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,860	5.000%, 5/15/43	5/29 at 100.00	A3	2,229,582
8,000	5.000%, 5/15/49	No Opt. Call	A3	11,878,080
7,905	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	8,937,314
	Series 2015A, 5.000%, 7/01/60
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	9,115,630
	Series 2015, 5.000%, 10/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 7,000	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	$ 8,115,870
	Project, Series 2019A, 4.000%, 7/01/44
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	AA–	804,823
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	2,667,509
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
148,590	Total Georgia			172,912,015
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	4,511,959
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	298,298
	University, Series 2013A, 6.875%, 7/01/43
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	2,177,731
	Series 2012A, 5.000%, 3/01/47
2,460	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	5/21 at 101.00	Aaa	2,495,572
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
4,570	Total Idaho			4,673,303
	Illinois – 16.1% (10.4% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue
	Bonds, Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	A2	1,239,490
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	A2	349,860
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	A2	1,678,127
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	3,647,419
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,981,520
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	13,222,770
	Series 2016, 6.000%, 4/01/46
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	Ba3	2,991,421
	Series 2011A, 5.000%, 12/01/41
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	5,921,700
	Refunding Series 2017G, 5.000%, 12/01/34
6,920	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	8,102,628
	Refunding Series 2018D, 5.000%, 12/01/46
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	13,817,860
	Series 2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,174,255
	Series 2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	30,184,579
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2021A:
1,500	5.000%, 12/01/38	12/30 at 100.00	BB	1,843,350
1,750	5.000%, 12/01/40	12/30 at 100.00	BB	2,145,518
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB	1,176,300
	Tax Revenues, Series 1999A, 5.500%, 12/01/26 – NPFG Insured
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	3,513,230
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,225	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	$ 3,652,925
	Series 2020A, 4.000%, 12/01/55
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (4)	5,956,872
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	10,780,999
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB–	32,443,270
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB–	21,463,503
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	12,821,156
	6.000%, 1/01/38
4,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/40	1/29 at 100.00	BBB–	4,755,840
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	5,161,850
	(Pre-refunded 1/01/22)
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	5,428,100
	City Colleges, Series 2013, 5.250%, 12/01/43
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,275,260
	City Colleges, Series 2017, 5.000%, 12/01/47
3,500	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	Aa2	3,985,695
	2018A, 4.000%, 12/01/43
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,750	3.900%, 11/01/36	11/27 at 102.00	A	2,986,445
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,920,598
3,215	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident	10/30 at 100.00	BBB+	3,629,896
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020, 4.000%, 10/01/55
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012,	6/22 at 100.00	Aa3 (4)	5,284,203
	5.000%, 6/01/42 (Pre-refunded 6/01/22)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
3,500	5.000%, 2/15/32	2/27 at 100.00	Aa2	4,278,925
55	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	64,990
1,200	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	1,417,968
25,880	4.000%, 2/15/41	2/27 at 100.00	Aa2	29,059,876
1,000	5.000%, 2/15/41	2/27 at 100.00	Aa2	1,198,290
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	4,446,834
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	AA+	9,818,462
11,030	5.000%, 9/01/42	9/24 at 100.00	AA+	12,376,873
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (4)	3,049,069
	5/15/43 (Pre-refunded 5/15/22)
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	19,252,838
	5.000%, 12/01/40
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender	8/22 at 100.00	Aa2	1,347,126
	Option Bond Trust 2015-XF0076, 17.937%, 8/15/37, 144A (IF)
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	15,645,605
	5.000%, 11/15/45
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	2,407,461
	2013A, 6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	BBB+	4,643,729
	Refunding Series 2015C, 5.000%, 8/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,410	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/27 at 100.00	A+	$ 6,302,920
	Inc, Series 2017A, 5.000%, 3/01/47
8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	8,171,856
	8/15/41 – AGM Insured
8,760	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2021A Fixed	8/31 at 100.00	AA–	10,354,408
	Period Bonds, 4.000%, 8/15/48 (WI/DD Settling 5/18/21)
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	15,795,539
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB–	2,754,075
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	3,281,160
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/34	12/27 at 100.00	BBB–	5,947,400
1,175	5.000%, 12/01/35	12/27 at 100.00	BBB–	1,394,772
5,420	5.000%, 12/01/39	12/27 at 100.00	BBB–	6,357,606
1,600	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	BBB–	1,763,632
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	2,003,383
3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	4,257,644
	Illinois State, General Obligation Bonds, May Series 2018A:
17,000	6.000%, 5/01/26	No Opt. Call	BBB–	21,093,940
4,485	6.000%, 5/01/27	No Opt. Call	BBB–	5,703,844
	Illinois State, General Obligation Bonds, May Series 2020:
1,115	5.500%, 5/01/30	No Opt. Call	BBB–	1,445,330
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	6,770,878
2,515	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/23	No Opt. Call	BBB–	2,789,085
9,710	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	11,737,545
2,500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/25	3/22 at 100.00	BBB–	2,586,350
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	2,208,545
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,394,222
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	A1	8,895,120
6,500	5.000%, 1/01/39	1/24 at 100.00	A1	7,212,725
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	11,680,536
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	10,475,354
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	A1	12,162,600
	5.000%, 1/01/42
13,185	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	A1	16,790,438
	5.000%, 1/01/45
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,438,317
	2015-XF0052, 17.627%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%,	No Opt. Call	BBB–	13,405,970
	11/01/26 – FGIC Insured
1,740	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation	No Opt. Call	A2	1,735,563
	Refunding Bonds, Series 2001B, 0.000%, 11/01/21 – AGM Insured
3,125	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	3,438,562
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/45 – AGM Insured
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	Baa2	17,849,712
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	$ 5,167,650
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
2,350	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BB+	2,826,933
	Bonds, Refunding Series 2020A, 5.000%, 6/15/50
8,800	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	10,144,464
	Bonds, Series 2015A, 5.500%, 6/15/53
4,750	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,596,355
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	16,513,860
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	2,594,872
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BB+	4,986,703
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	23,589,904
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	12,787,297
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
385	5.500%, 12/15/23 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	387,283
2,510	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BB+	2,664,792
2,970	5.500%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	3,225,866
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,420	5.700%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	1,519,343
5,080	5.700%, 6/15/25	6/22 at 101.00	BB+	5,426,202
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	BB+	8,549,360
1,115	5.750%, 6/15/27	6/22 at 101.00	BB+	1,191,623
4,610	5.750%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	4,935,097
195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	172,027
3,505	0.000%, 6/15/30	No Opt. Call	BBB	2,879,918
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	19,923,680
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	2,110,385
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	7,118,385
7,790	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	9,211,285
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	19,143,241
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,120,985
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	4,882,432
	Group, Inc, Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,611,643
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	8,119,370
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	2,251,200
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,733,088
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	775,593
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,517,998
728,565	Total Illinois			768,422,550

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.9% (1.9% of Total Investments)
$ 6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	$ 6,466,440
	Project, Series 2014, 5.000%, 10/01/44
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,385,800
5,420	5.000%, 5/01/42 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,945,957
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,522,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation
	Group, Refunding 2015A:
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	2,038,856
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,937,166
1,150	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,312,426
	Series 2020A, 4.000%, 7/01/50
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana	3/22 at 100.00	AA– (4)	8,980,033
	Obligated Group, Series 2012, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	13,176,240
	First Lien Green Series 2016A, 5.000%, 10/01/46
4,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/30 at 100.00	Aa3	5,030,172
	First Lien Green Series 2020A, 4.000%, 10/01/45
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	5,093,150
	Series 2011B, 5.000%, 10/01/41
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	5,325,150
	Series 2012A, 5.000%, 10/01/37
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	15,038,538
	Series 2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/26 at 100.00	A+	6,144,919
	First Lien Series 2016A, 5.000%, 10/01/46
1,960	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc	6/21 at 100.00	N/R (4)	1,967,174
	Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	16,938,894
	2016A, 5.000%, 1/01/42
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%,	7/21 at 100.00	A+ (4)	3,023,100
	1/01/31 (Pre-refunded 7/01/21)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA–	9,039,451
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,207,045
1,580	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	A2	1,452,778
	Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured
124,475	Total Indiana			137,025,989
	Iowa – 1.0% (0.7% of Total Investments)
3,275	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	3,385,760
	Community Project, Refunding Series 2021, 5.000%, 9/01/51
16,130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	17,682,029
	Company Project, Series 2013, 5.250%, 12/01/25
2,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,974,145
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
3,085	Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc Project, Series	3/24 at 103.00	BB+	3,306,102
	2018A, 5.000%, 3/01/48
6,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/21 at 100.00	B–	6,024,420
	5.600%, 6/01/34
8,265	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	1,447,036
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 1,095	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Class 1	6/31 at 100.00	BBB+	$ 1,250,950
	Series 2021A-2, 4.000%, 6/01/49
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note
	Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	BBB+	5,458,298
5,990	5.000%, 12/01/41	12/26 at 100.00	BBB+	6,894,670
51,230	Total Iowa			48,423,410
	Kansas – 0.3% (0.2% of Total Investments)
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail	11/22 at 100.00	A2	2,118,060
	Health Care Inc, Series 2013J, 5.000%, 11/15/38
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	3,147,480
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series	4/26 at 100.00	AA	4,416,209
	2018A, 5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	6,322,524
	5.000%, 7/01/43
13,970	Total Kansas			16,004,273
	Kentucky – 1.0% (0.6% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	Baa2	5,191,078
	Healthcare Inc, Series 2000B, 0.000%, 10/01/28 – NPFG Insured
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	N/R (4)	2,027,020
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42 (Pre-refunded 8/15/21)
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	1,470,040
	Health, Refunding Series 2017A, 5.000%, 6/01/37
4,625	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,643,240
	Series 2019A-2, 5.000%, 8/01/49
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (5)	7/31 at 100.00	Baa2	5,991,300
8,610	0.000%, 7/01/46 (5)	7/31 at 100.00	Baa2	10,335,702
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa2	2,929,341
430	6.000%, 7/01/53	7/23 at 100.00	Baa2	476,371
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	4,648,381
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health
	Initiatives, Series 2012A:
2,980	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (4)	3,133,500
3,000	5.000%, 12/01/35	6/22 at 100.00	N/R	3,154,530
1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,585,399
	Project, Series 2019A, 4.000%, 5/01/44
42,620	Total Kentucky			46,585,902
	Louisiana – 2.9% (1.9% of Total Investments)
7,160	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	7,613,013
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
5,500	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	6,465,415
	4.000%, 2/01/45
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	2,303,952
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
$ 4,000	5.000%, 5/15/42	5/27 at 100.00	A3	$ 4,773,760
22,625	5.000%, 5/15/46	5/27 at 100.00	A3	26,852,029
20,745	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	23,942,427
	Project, Series 2020A, 4.000%, 5/15/49
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	4,560,720
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	1,937,639
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	23,235
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,618,427
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	24,222
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	2,253,850
	Series 2015, 5.000%, 5/15/47
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	14,890,291
	2013A, 5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series	11/27 at 100.00	AA–	1,265,238
	2017C, 5.000%, 5/01/45
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	13,705,680
	Project, Series 2015A, 5.000%, 1/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	5,965,450
	Project, Series 2017A, 5.000%, 1/01/48
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	7,188,967
	6/01/44 (Pre-refunded 6/01/24)
4,000	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities,	4/28 at 100.00	A2	4,782,800
	Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
5,000	Saint Tammany Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, St	7/28 at 100.00	A+	5,940,250
	Tammany Parish Hospital Project, Refunding Series 2018A, 5.000%, 7/01/48
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	1,594,280
	5.000%, 12/01/40
120,195	Total Louisiana			138,701,645
	Maine – 0.5% (0.3% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,307,790
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	6,860,511
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
3,440	5.000%, 7/01/43	7/28 at 100.00	A+	4,162,744
2,935	5.000%, 7/01/48	7/28 at 100.00	A+	3,530,071
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	N/R (4)	1,061,025
	Medical Center, Series 2011, 6.750%, 7/01/41 (Pre-refunded 7/01/21)
2,430	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	AA–	2,863,245
23,155	Total Maine			25,785,386
	Maryland – 1.1% (0.7% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	CCC	3,419,968
1,000	5.000%, 9/01/39	9/27 at 100.00	CCC	1,049,640
1,645	5.000%, 9/01/46	9/27 at 100.00	CCC	1,727,727

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	A+	$ 10,348,359
	5.000%, 7/01/41
275	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/30 at 100.00	Baa1	311,171
	Health System Issue; Series 2020, 4.000%, 7/01/50
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/21 at 100.00	BBB+	1,009,560
	Medical Cente, Series 2011, 6.250%, 7/01/31
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A– (4)	3,698,485
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A–	4,401,640
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
17,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA–	21,000,440
	Revitalization Program, Series 2018A, 5.000%, 5/01/42
1,250	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	1,639,275
	Series 2021A, 5.000%, 7/01/46
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,329,040
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,215,838
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,250	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	B–	2,338,380
	5.000%, 11/01/47
46,940	Total Maryland			54,489,523
	Massachusetts – 1.6% (1.1% of Total Investments)
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A	1,380,400
	Obligated Group, Series 2013, 5.250%, 11/15/41
435	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	537,199
	2019A, 5.000%, 6/01/39
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	1,049,384
	Green Bonds, Series 2015D, 5.000%, 7/01/44
11,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	13,672,311
	2016BB-1, 5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	4,346,780
	2018J-2, 5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A	1,296,658
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,235,724
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	9,730,160
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,978,343
	5.000%, 11/01/43
4,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	1/28 at 100.00	AA–	4,671,880
	Issue, Series 2017S-1, 4.000%, 7/01/35
805	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	BBB+	1,016,530
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/50
1,725	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	2,086,267
	5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,565,458
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,741,230
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,656,360
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	BBB+ (4)	$ 907,038
	2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	7,516,750
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender
	Option Bond Trust 2016-XF2223:
1,323	9.416%, 8/15/24 (Pre-refunded 8/15/22), 144A (IF)	8/22 at 100.00	N/R (4)	1,485,670
6,177	9.416%, 8/15/24, 144A (IF)	8/22 at 100.00	Aa2	6,939,682
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A–	8,111,985
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
68,030	Total Massachusetts			77,925,809
	Michigan – 16.1% (10.5% of Total Investments)
315	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	353,320
	Series 2019, 5.000%, 11/01/34
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa3	958,348
	School Building & Site Series 2015, 5.000%, 5/01/24
4,150	Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School	5/30 at 100.00	Aa1	4,859,691
	Building & Site Series 2020, 4.000%, 5/01/50
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,094,657
	5.000%, 5/01/28
1,000	Boyne City Public School District, Charlevoix and Antrim Counties, Michigan, General	5/30 at 100.00	AA	1,166,390
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/39 – AGM Insured
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	5,317,198
	Building & Site Series 2017I, 5.000%, 5/01/47
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	6/21 at 100.00	AA	1,004,400
500	4.000%, 5/01/33	6/21 at 100.00	AA	502,200
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,276,410
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
6,525	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/30 at 100.00	AA	7,664,395
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/50
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	A+	1,383,016
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	6/21 at 100.00	B	927,870
	5.250%, 11/01/36
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	Ba1	2,140,040
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series	6/21 at 100.00	B–	986,104
	2005, 5.750%, 11/01/30
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,937,152
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	5,652,966
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,494,088
	5.500%, 7/01/29 – NPFG Insured
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	6/21 at 100.00	A+	15,056
	2004A, 5.000%, 7/01/34 – AGM Insured
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%,	7/21 at 100.00	A1 (4)	10,081,800
	7/01/41 (Pre-refunded 7/01/21)
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	2,072,266
	2018, 5.000%, 4/01/43 – AGM Insured
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	A2	1,328,525
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	A2	2,725,430

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 11,165	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	$ 12,603,834
	AGM Insured
	Ferndale Public School District, Oakland County, Michigan, General Obligation Bonds,
	Refunding Series 2021A:
525	4.000%, 5/01/32	5/31 at 100.00	AA	654,922
630	4.000%, 5/01/33	5/31 at 100.00	AA	782,586
760	4.000%, 5/01/35	5/31 at 100.00	AA	938,364
770	4.000%, 5/01/37	5/31 at 100.00	AA	943,920
500	4.000%, 5/01/38	5/31 at 100.00	AA	611,090
1,045	4.000%, 5/01/42	5/31 at 100.00	AA	1,262,997
	Ferris State University, Michigan, General Revenue Bonds, Series 2020A:
1,000	4.000%, 10/01/39	10/29 at 100.00	A+	1,168,210
350	4.000%, 10/01/40	10/29 at 100.00	A+	407,995
	Genesee County, Michigan, Sewage Disposal System Revenue Bonds, Interceptors & Treatment
	Facilties, Series 2020A:
200	4.000%, 6/01/36 – BAM Insured	6/29 at 100.00	AA	232,254
200	4.000%, 6/01/37 – BAM Insured	6/29 at 100.00	AA	231,562
200	4.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	230,984
200	4.000%, 6/01/39 – BAM Insured	6/29 at 100.00	AA	230,434
220	4.000%, 6/01/40 – BAM Insured	6/29 at 100.00	AA	253,011
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,654,255
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,929,862
8,260	0.000%, 12/01/23	No Opt. Call	AAA	8,193,507
8,575	0.000%, 12/01/24	No Opt. Call	AAA	8,435,227
8,900	0.000%, 12/01/25	No Opt. Call	AAA	8,652,936
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,873,280
100	0.000%, 12/01/27	No Opt. Call	AAA	94,010
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,862,360
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds,
	Refunding Series 2011:
560	5.000%, 10/01/28 (Pre-refunded 10/01/21)	10/21 at 100.00	AA (4)	571,245
500	5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	AA (4)	510,040
500	5.000%, 10/01/31 (Pre-refunded 10/01/21)	10/21 at 100.00	AA (4)	510,040
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	A3	5,066,899
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	A3	1,183,970
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	A3	1,276,550
1,100	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	A3	1,374,791
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	A3	2,288,468
	Grand Rapids, Kent County, Michigan, Sanitary Sewer System Revenue Bonds, Improvement &
	Refunding Series 2020:
2,000	5.000%, 1/01/45	1/30 at 100.00	AA	2,527,580
1,000	4.000%, 1/01/50	1/30 at 100.00	AA	1,162,990
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	AA	1,119,500
1,000	5.000%, 1/01/33	1/24 at 100.00	AA	1,118,930
1,000	5.000%, 1/01/34	1/24 at 100.00	AA	1,117,800
1,855	5.000%, 1/01/44	1/24 at 100.00	AA	2,061,517
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	AA	3,033,425
1,055	5.000%, 1/01/48	1/28 at 100.00	AA	1,272,203

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2020:
$ 2,400	5.000%, 1/01/40 (UB) (6)	1/30 at 100.00	AA	$ 3,071,000
1,870	5.000%, 1/01/45 (UB) (6)	1/30 at 100.00	AA	2,370,184
3,000	5.000%, 1/01/50 (UB) (6)	1/30 at 100.00	AA	3,770,471
4,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	A1	4,024,960
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	A1	2,105,538
1,995	5.000%, 7/01/39	7/28 at 100.00	A1	2,425,541
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	576,195
	5.000%, 12/01/28
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A2	1,212,593
	Second Lien Series 2016C, 5.000%, 7/01/32
	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien
	Series 2016C:
6,245	5.000%, 7/01/32	7/26 at 100.00	A1	7,577,121
10,000	5.000%, 7/01/35	7/26 at 100.00	A1	12,076,800
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series	7/26 at 100.00	A1	33,145,462
	2016A, 5.000%, 7/01/46
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	Aa3	2,770,020
6,020	5.000%, 7/01/39	7/21 at 100.00	Aa3	6,064,428
	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation
	Bonds, School Building & Site Series 2020-I:
2,040	4.000%, 5/01/45	5/30 at 100.00	AA	2,409,199
7,615	4.000%, 5/01/49	5/30 at 100.00	AA	8,954,859
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,568,663
	5.000%, 5/01/30
1,675	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series	4/27 at 100.00	AA+	2,075,962
	2017, 5.000%, 4/01/30
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,218,310
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,754,013
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,947,459
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	2,042,007
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015,	1/25 at 100.00	AAA	1,188,324
	5.000%, 1/01/34
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	3,993,565
	5.000%, 1/01/31
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	Aa3 (4)	5,688,540
2,000	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	Aa3 (4)	2,068,560
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	1,117,320
1,020	5.000%, 10/01/26 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	1,139,666
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,888,825
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,779,360

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 7,100	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	$ 8,858,670
	5.000%, 7/01/48
9,600	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2021A,	7/31 at 100.00	AA–	12,489,120
	5.000%, 7/01/51
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option
	Bond Trust 2016-XF0394:
1,110	18.115%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (6)	7/21 at 100.00	AA– (4)	1,144,565
1,700	18.115%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (6)	7/21 at 100.00	AA– (4)	1,752,938
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,487,551
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,608,254
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Unlimited
	Tax, Series 2019:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,662,027
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,251,360
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,383,832
	Bonds, Series 2013A, 5.950%, 2/01/42
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
75	5.000%, 7/01/32	7/26 at 100.00	AA–	91,000
500	5.000%, 7/01/33	7/26 at 100.00	AA–	606,125
1,500	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,847,745
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
12,980	4.000%, 11/01/50	11/30 at 100.00	Aa3	15,085,486
5,000	4.000%, 11/01/55	11/30 at 100.00	Aa3	5,769,000
18,875	4.000%, 11/01/55	11/30 at 100.00	Aa3	21,971,255
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A2	4,305,140
	College Project, Refunding Series 2018, 5.000%, 12/01/43
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	2,031,710
	Refunding Series 2015A, 5.000%, 8/01/32
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R (4)	5,791,645
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
9,000	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	10,214,550
	2019A, 4.000%, 11/15/50
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+ (4)	5,543,938
	Refunding Series 2014, 5.000%, 6/01/39 (Pre-refunded 6/01/24)
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,270,456
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A	6,964,455
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	3,190,350
	2012, 5.000%, 11/15/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,227,460
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,312,760
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,589,888
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A2	5,466,820
1,070	5.000%, 7/01/35	7/25 at 100.00	A2	1,251,996
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	A1	1,703,190
1,625	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	A1	1,841,288

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	$ 1,373,723
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
175	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (4)	213,234
11,825	5.000%, 12/01/45	6/26 at 100.00	AA–	14,122,124
12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/27 at 100.00	AA–	14,427,798
	Refunding Series 2017A-MI, 4.000%, 12/01/36
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,345,835
	Refunding Series 2017MI, 5.000%, 12/01/30
6,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	7,916,570
	Refunding Series 2019A-MI, 4.000%, 12/01/49
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	10/21 at 100.00	B	930,798
	Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding
	Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A+	1,066,660
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,065,120
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	3,965,887
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
70	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	71,917
9,965	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	10,246,711
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	3,157,890
	2015MI, 5.000%, 12/01/31 (Pre-refunded 6/01/22)
1,135	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	1,213,247
	5.000%, 10/01/32 (Pre-refunded 10/01/22)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,089,778
3,200	5.000%, 10/01/25 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	3,420,608
11,730	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	14,923,023
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
10,330	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	11,571,356
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,775,370
	4.625%, 10/01/41
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA	1,020,440
	4.000%, 10/01/42
220	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	6/21 at 100.00	N/R	220,323
	Montessori Academy, Series 2007, 6.500%, 12/01/37
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	BBB+	1,952,649
5,845	5.000%, 1/01/43	1/22 at 100.00	BBB+	5,993,638
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	AA–	2,046,492
	2013-I-A, 5.000%, 10/15/29
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
2,085	5.000%, 4/15/31 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	2,505,294
14,915	5.000%, 4/15/31	10/25 at 100.00	AA–	17,788,971
5,615	5.000%, 4/15/38	10/25 at 100.00	AA–	6,623,847
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	AA–	2,954,600
	2016-I, 5.000%, 10/15/46
1,505	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St John’s	6/21 at 100.00	N/R (4)	1,627,341
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 3,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	$ 3,156,210
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,557,627
4,165	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	5,174,346
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	Aa2	2,257,066
	5.000%, 11/15/29
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	AA	4,112,400
	5.000%, 12/01/22
	Michigan State, General Obligation Bonds, Environmental Program, Series 2020A:
1,000	4.000%, 5/15/38	5/30 at 100.00	AA	1,213,400
1,010	4.000%, 5/15/40	5/30 at 100.00	AA	1,219,807
15,330	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%,	11/30 at 100.00	Aa2	18,408,836
	11/15/45 (UB) (6)
	Michigan State, Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	Aa2	1,128,281
1,750	5.000%, 11/15/29	11/21 at 100.00	Aa2	1,794,608
1,605	5.000%, 11/15/31	11/21 at 100.00	Aa2	1,645,831
1,160	4.000%, 11/15/32	11/21 at 100.00	Aa2	1,182,214
1,970	5.000%, 11/15/36	11/21 at 100.00	Aa2	2,018,620
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison	No Opt. Call	A	3,640,000
	Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
3,445	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	3,510,593
	5.000%, 10/01/34
4,790	Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School	5/29 at 100.00	Aa1	5,926,906
	Building & Site Series 2019I, 5.000%, 5/01/48
7,500	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School	5/30 at 100.00	AA	9,462,831
	Building & Site Series 2020I, 5.000%, 5/01/50 (UB) (6)
500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	513,890
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,313,802
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,610,402
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	2,051,867
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A	496,024
650	5.000%, 12/01/35	6/28 at 100.00	A	802,627
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	5,985,017
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	6,352,128
	Port Huron, Michigan, General Obligation Bonds, Limited Tax Refunding & Capital
	Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,615,575
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	652,941
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	540,224
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	816,008
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	509,965
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,531,875
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	5,996,279
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA	1,828,580
	Series 2018, 5.000%, 4/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A	$ 973,685
	2016A, 5.000%, 7/01/35
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,614,705
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	650,293
	Series 2015, 5.000%, 5/01/26
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,453,160
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,449,600
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,303,028
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,425,120
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	6,062,700
7,200	5.000%, 4/01/47 (UB) (6)	4/27 at 100.00	AAA	8,730,292
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,466,640
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (6)	4/26 at 100.00	AAA	6,784,288
2,400	5.000%, 4/01/46 (UB) (6)	4/26 at 100.00	AAA	2,834,316
2,150	University of Michigan, General Revenue Bonds, Series 2020A, 4.000%, 4/01/45	4/30 at 100.00	AAA	2,573,399
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1 (4)	1,792,064
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40 (Pre-refunded 11/01/23)
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,534,740
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
2,500	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/30 at 100.00	Aa1	3,233,475
	Bonds, School Building & Site Series 2020, 5.000%, 5/01/45
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A–	1,214,490
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	4,275,400
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A–	2,577,872
	County Airport, Series 2015D, 5.000%, 12/01/45
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	A+	4,092,348
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	A+	6,128,600
2,810	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/35	11/29 at 100.00	A+	3,597,671
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	A1	3,176,195
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%,	11/21 at 100.00	A (4)	538,556
	11/15/31 (Pre-refunded 11/15/21)
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	846,165
4,250	5.000%, 11/15/39 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	4,768,117
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	A	1,741,215
850	5.000%, 11/15/45	5/25 at 100.00	A	986,689
3,335	Western Michigan University, General Revenue Bonds, Refunding Series 2019A,	11/29 at 100.00	A	4,138,668
	5.000%, 11/15/49
700	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	769,251
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	3,149,631
	BAM Insured
676,035	Total Michigan			770,664,786
	Minnesota – 2.1% (1.3% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	303,417
	Academy, Refunding Series 2016A, 4.000%, 8/01/36

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley	9/26 at 102.00	N/R	$ 318,094
	Care Center Project, Refunding Series 2019, 4.000%, 9/01/39
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project,	10/24 at 102.00	N/R	4,164,639
	Series 2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
2,130	3.500%, 8/01/25, 144A	8/22 at 100.00	N/R	2,169,192
1,000	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,024,890
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
3,750	5.000%, 2/15/48	2/28 at 100.00	A–	4,447,950
8,250	5.000%, 2/15/53	2/28 at 100.00	A–	9,749,272
5,240	5.250%, 2/15/53	2/28 at 100.00	A–	6,300,314
5,500	5.000%, 2/15/58	2/28 at 100.00	A–	6,487,360
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	11,116,838
	School Building Series 2018A, 4.000%, 2/01/41
2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,185,280
	Series 2018A, 4.000%, 2/01/37
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
2,530	4.000%, 11/15/48	11/28 at 100.00	A3	2,831,854
3,395	5.000%, 11/15/49	11/28 at 100.00	A3	4,084,423
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	A+	4,172,455
5,000	5.000%, 1/01/46	1/27 at 100.00	A+	5,964,000
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	3,403,388
	5.000%, 12/01/47
4,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/29 at 100.00	A2	4,470,480
	2019, 4.000%, 5/01/49
4,170	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/24 at 102.00	BB+	4,371,703
	Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	3,492,870
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
595	4.000%, 11/15/35	11/27 at 100.00	A3	671,446
1,470	4.000%, 11/15/43	11/27 at 100.00	A3	1,632,641
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC	9/27 at 100.00	N/R	873,579
	Project, Refunding Series 2017, 5.000%, 9/01/42
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc, Series 2015A:
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	4,322,340
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	6,390,331
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,
	Refunding Series 2019:
300	5.000%, 8/01/32	8/24 at 102.00	N/R	321,225
150	5.000%, 8/01/33	8/24 at 102.00	N/R	160,421
250	5.000%, 8/01/35	8/24 at 102.00	N/R	267,128
600	4.000%, 8/01/39	8/24 at 102.00	N/R	613,644
2,000	5.000%, 8/01/49	8/24 at 102.00	N/R	2,118,560
86,725	Total Minnesota			99,429,734

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.3% (0.2% of Total Investments)
$ 11,465	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of	6/27 at 100.00	Aa2	$ 12,771,666
	Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A, 4.000%, 6/01/47
	Missouri – 4.4% (2.9% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2 (4)	2,763,210
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	(Pre-refunded 10/01/22)
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding
	Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	Ba1	2,600,391
4,590	5.000%, 8/01/35	8/26 at 100.00	Ba1	5,053,819
640	4.000%, 8/01/38	8/26 at 100.00	Ba1	661,517
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	3,358,441
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	1,163,770
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	7,643,151
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A2	4,215,350
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475	4.000%, 1/01/38	1/28 at 100.00	AA	2,923,272
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	5,263,380
1,585	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series	4/31 at 100.00	A2	2,048,597
	2021A, 5.000%, 4/01/39
2,700	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport	11/29 at 100.00	N/R	2,877,363
	Plaza Redevelopment Area, Series 2020, 4.125%, 11/01/38
5,385	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/30 at 100.00	AA+	6,904,701
	Series 2020B, 5.000%, 5/01/49
3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	7/27 at 102.00	A	3,247,260
	Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,593,284
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/35
5,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	5,785,750
	Saint Luke’s Health System, Inc, Series 2020, 4.000%, 11/15/50
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/27 at 100.00	A1	1,700,608
	Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	12,682,407
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
3,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	3,976,378
	BJC Health System, Series 2015A, 4.000%, 1/01/45
2,305	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/31 at 100.00	AA	2,744,033
	BJC Health System, Series 2021A, 4.000%, 7/01/46
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	1,659,225
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50
	(Mandatory Put 1/01/46)
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	15,699,125
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58
	(Mandatory Put 1/01/48) (UB) (6)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	18,951,458
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2019A:
4,165	4.000%, 11/15/44	5/29 at 100.00	A2	4,765,176
4,220	4.000%, 11/15/49	5/29 at 100.00	A2	4,785,185

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
$ 2,220	5.000%, 11/15/42	11/27 at 100.00	A+	$ 2,688,709
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,610,890
25,150	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	28,962,991
	Mercy Health, Series 2020, 4.000%, 6/01/53
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/24 at 100.00	A+	3,272,940
	SSM Health Care, Series 2014A, 4.000%, 6/01/33
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	11,029,400
	Hospital, Series 2017A, 4.000%, 5/15/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
1,540	5.000%, 2/01/35	2/24 at 100.00	BBB	1,666,896
2,000	5.000%, 2/01/44	2/24 at 100.00	BBB	2,142,600
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	1,281,020
	Services Projects, Series 2016A, 5.000%, 2/01/46
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	797,587
	Services Projects, Series 2016B, 5.000%, 2/01/34
1,700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	1,890,927
	Services Projects, Series 2019A, 5.000%, 2/01/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2019C:
1,500	5.000%, 2/01/42	2/29 at 102.00	BBB	1,789,500
1,000	4.000%, 2/01/48	2/29 at 100.00	BBB	1,078,630
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	A1	572,200
	University, Series 2019A, 4.000%, 10/01/48
7,085	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds,	6/26 at 100.00	A2	8,516,878
	Prairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,661,427
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of
	Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,916,552
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	3,019,388
220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	237,387
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	8,129,570
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
725	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	730,401
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29
189,165	Total Missouri			211,062,744
	Montana – 0.3% (0.2% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,514,810
	Corporation, Series 2017A, 5.250%, 5/15/47
3,310	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,923,740
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	5,720,723
	Regional Medical Center, Series 2018B, 5.000%, 7/01/48
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	2/27 at 100.00	A+	3,018,110
	Obligated Group, Refunding Series 2016, 5.000%, 2/15/41
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	2,245,115
	Series 2018A, 5.000%, 8/15/48
14,155	Total Montana			16,422,498

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.8% (0.5% of Total Investments)
$ 2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	$ 2,784,850
	5.000%, 9/01/42
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,
	Children’s Hospital Obligated Group, Refunding Series 2020A:
1,200	4.000%, 11/15/39	11/30 at 100.00	A1	1,426,164
1,625	4.000%, 11/15/40	11/30 at 100.00	A1	1,924,910
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	5/27 at 100.00	A1	3,553,230
	Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
3,500	5.000%, 11/01/45	11/25 at 100.00	A	4,040,540
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,610,294
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	N/R (4)	2,333,968
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA (4)	4,259,440
	(Pre-refunded 9/01/22)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,579,807
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,385,640
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	1,146,960
820	5.000%, 7/01/33	7/25 at 100.00	BBB	938,744
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,285,960
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	6,167,361
	2016A, 5.000%, 4/01/38
32,705	Total Nebraska			37,437,868
	Nevada – 2.3% (1.5% of Total Investments)
6,030	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	7,154,414
	Series 2017A, 5.000%, 9/01/47
4,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	4,597,920
	Series 2018A, 4.000%, 6/15/37
7,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	9,174,706
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
365	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	405,026
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,515,993
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,660,359
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,864,634
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	3,126,181
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA	10,036,500
	2011C, 5.000%, 6/01/38
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA	5,761,550
10,000	5.000%, 6/01/33	12/24 at 100.00	AA	11,523,100
6,620	5.000%, 6/01/39	12/24 at 100.00	AA	7,602,937
11,915	5.000%, 6/01/39 (UB) (6)	12/24 at 100.00	AA	13,684,202

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond
	Trust 2015-XF0233:
$ 1,000	18.168%, 12/01/22, 144A (IF) (6)	No Opt. Call	AA	$ 1,593,940
3,995	18.258%, 12/01/22, 144A (IF) (6)	No Opt. Call	AA	6,366,272
1,250	18.269%, 6/01/39, 144A (IF) (6)	12/24 at 100.00	AA	1,992,425
1,250	18.269%, 6/01/39, 144A (IF) (6)	12/24 at 100.00	AA	1,992,425
2,500	18.269%, 6/01/39, 144A (IF) (6)	12/24 at 100.00	AA	3,984,850
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	4,295,119
	5.000%, 6/01/42
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
395	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	398,010
530	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	534,039
7,615	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (4)	7,673,635
93,495	Total Nevada			108,938,237
	New Hampshire – 0.2% (0.1% of Total Investments)
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord	10/27 at 100.00	A2	1,770,180
	Hospital, Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds,
	Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,382,176
2,935	5.000%, 8/01/37	2/28 at 100.00	A	3,631,593
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	1,726,972
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
6,660	Total New Hampshire			8,510,921
	New Jersey – 6.1% (3.9% of Total Investments)
10,600	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	12,623,540
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Montclair	6/27 at 100.00	A2	7,168,320
	Properties LLC, Montclair State University Student Housing Project, Refunding Series 2017,
	5.000%, 6/01/42 – AGM Insured
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB	25,651,458
	Refunding Series 2016BBB, 5.500%, 6/15/30
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	BBB	6,225,167
935	5.000%, 6/15/40 (Pre-refunded 6/15/24)	6/24 at 100.00	N/R (4)	1,073,614
4,065	5.000%, 6/15/40	6/24 at 100.00	BBB	4,527,272
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB	1,212,630
	2018EEE, 5.000%, 6/15/43
2,550	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	2,893,944
	Series 2021QQQ, 4.000%, 6/15/50
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/21 at 100.00	BB+	2,026,100
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack	7/27 at 100.00	AA–	3,010,075
	Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	A1	795,038
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	13,132,626
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	796,449
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
$ 3,050	5.000%, 6/15/28	6/26 at 100.00	Baa1	$ 3,660,031
7,795	5.000%, 6/15/29	6/26 at 100.00	Baa1	9,300,370
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	BBB	4,641,250
16,495	0.000%, 12/15/33	No Opt. Call	BBB	12,341,394
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
1,815	0.000%, 12/15/26 – BHAC Insured	No Opt. Call	AA+	1,723,778
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB	8,368,900
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	29,589,840
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	32,252,400
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	6,927,700
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	5,604,550
	2010D, 5.000%, 12/15/23
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB	2,323,745
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB	1,045,400
	2012A, 5.000%, 6/15/42
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB	8,191,725
	2013AA, 5.500%, 6/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	6,344,350
	2019A, 5.000%, 12/15/32
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	5,636,550
	2019BB, 4.000%, 6/15/44
15,450	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	17,629,531
	2020AA, 4.000%, 6/15/45
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	16,952,320
	1/01/26 – AGM Insured
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	1,343,489
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
505	17.497%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF)	7/22 at 100.00	A2 (4)	619,297
810	17.497%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (6)	7/22 at 100.00	N/R (4)	993,327
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A2	1,742,115
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa3	2,903,370
	9/01/25 – NPFG Insured
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	2,194,080
910	5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	998,306
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	4,883,710
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
10,355	5.000%, 6/01/46	6/28 at 100.00	BBB+	12,282,066
4,710	5.250%, 6/01/46	6/28 at 100.00	BBB+	5,697,828
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,064,205
	Bonds, Series 2018B, 5.000%, 6/01/46
292,345	Total New Jersey			290,391,860
	New Mexico – 0.2% (0.1% of Total Investments)
7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	8,679,656
	Healthcare Services, Series 2019A, 4.000%, 8/01/48

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 8.5% (5.5% of Total Investments)
$ 7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	$ 3,429,860
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	BBB+	14,699,331
	Series 2015A, 5.000%, 7/01/50
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/22 at 100.00	AA– (4)	3,381,856
	2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	AA– (4)	4,421,520
	2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	1,160,780
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2015B Group C:
5	5.000%, 2/15/36 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R (4)	5,870
14,070	5.000%, 2/15/36	2/25 at 100.00	Aa2	16,359,752
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa2	15,435,250
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/45
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
9,000	4.000%, 2/15/47	2/30 at 100.00	Aa2	10,392,120
10,915	5.000%, 2/15/48	2/30 at 100.00	Aa2	13,683,480
17,000	4.000%, 2/15/49	2/30 at 100.00	Aa2	19,589,270
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	11,628,800
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/48
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
9,505	5.250%, 2/15/47	6/21 at 100.00	A+	9,538,553
1,275	5.750%, 2/15/47	6/21 at 100.00	A+	1,280,138
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	14,261,700
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,134,013
780	5.000%, 9/01/44	9/24 at 100.00	A	880,690
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,291,350
	2018, 5.000%, 9/01/37
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
5,010	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	5,335,650
10,090	5.000%, 9/01/42	9/22 at 100.00	A2	10,696,813
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/23 at 100.00	AA– (4)	1,105,380
	of Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	7,879,440
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	6,131,500
	General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37
12,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	14,122,080
	General Resolution Revenue Bonds, Fiscal 2021 Series BB-1, 4.000%, 6/15/50
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/27 at 100.00	Aa3	4,048,065
	Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,447,800
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,126,850
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	Aa1	12,349,900
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	$ 5,880,900
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/43
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA–	2,469,137
10,370	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/40	8/29 at 100.00	AA–	12,010,223
3,500	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/44	3/30 at 100.00	AA–	4,059,895
1,910	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/41	8/30 at 100.00	AA–	2,242,894
11,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/50	3/31 at 100.00	AA–	13,955,150
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	6/21 at 100.00	AA–	10,041
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	6/21 at 100.00	AA–	5,023
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	26,182,832
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A–	6,563,078
	Center Project, Series 2011, 5.750%, 11/15/51
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/22 at 100.00	AAA	4,699,724
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Tender Option Bond Trust, 13.638%, 6/15/26, 144A (IF) (6)
10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	11,855,400
	Series 2016A, 5.250%, 1/01/56
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020A:
15,440	4.000%, 3/15/45	9/30 at 100.00	Aa2	18,041,949
13,595	4.000%, 3/15/49	9/30 at 100.00	Aa2	15,813,840
5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	5,816,050
	General Purpose, Series 2020C, 4.000%, 3/15/49
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	2,222,080
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,376,924
	Seventy Ninth Series 2013, 5.000%, 12/01/38
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	AA–	10,364,716
	Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 7.234%, 11/15/21, 144A (IF) (6)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	5,744,100
	Refunding Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
	Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	8,703,981
1,105	0.000%, 11/15/32	No Opt. Call	A+	874,243
6,800	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	8,676,596
	Tunnels, Series 2021A, 5.000%, 11/15/51
7,175	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	9,241,400
	Lien Subseries 2021A-1, 5.000%, 5/15/51 (WI/DD Settling 5/05/21)
5,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	5,472,950
356,975	Total New York			406,100,937
	North Carolina – 7.8% (5.1% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University
	General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	BBB+	3,040,299
1,000	5.125%, 4/01/43	4/22 at 100.00	BBB+	1,028,470
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series	4/22 at 100.00	AA– (4)	1,196,033
	2012A, 5.000%, 4/01/25 (Pre-refunded 4/01/22)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,231,703
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,816,336

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 4,645	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue	8/29 at 100.00	AA+	$ 5,449,421
	Bonds, Refunding Series 2019A, 4.000%, 8/01/44
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds,	8/21 at 100.00	AA+ (4)	2,160,108
	Refunding Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,136,850
730	5.000%, 6/01/31	6/24 at 100.00	AA	829,667
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,	7/21 at 100.00	Aa3	1,435,972
	Refunding Series 2011A, 5.000%, 7/01/41
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,275,383
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,419,550
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2017A:
1,365	5.000%, 7/01/42 (UB) (6)	7/27 at 100.00	Aa3	1,660,833
5,390	5.000%, 7/01/47 (UB) (6)	7/27 at 100.00	Aa3	6,559,755
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2,	6/21 at 100.00	AA+	2,413,490
	Refunding Series 2008A, 5.000%, 6/01/33
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014,	12/24 at 100.00	AAA	2,359,603
	5.000%, 12/01/39
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,107,348
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,725,342
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018:
2,055	5.000%, 7/01/44	7/28 at 100.00	AAA	2,556,749
16,865	5.000%, 7/01/44 (UB) (6)	7/28 at 100.00	AAA	20,982,891
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	6/21 at 100.00	AA–	3,009,750
	Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/22 at 100.00	AA–	5,403,667
	Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43
4,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds,	1/29 at 100.00	AA–	4,995,720
	Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series	6/22 at 100.00	AA (4)	2,194,734
	2012B, 5.000%, 6/01/28 (Pre-refunded 6/01/22)
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,036,010
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%,	6/21 at 100.00	Aa1 (4)	8,631,648
	6/01/41 (Pre-refunded 6/01/21)
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A,	10/23 at 100.00	AA–	5,518,800
	5.000%, 10/01/41
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A,	4/26 at 100.00	AA–	2,773,617
	5.000%, 10/01/29
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series	6/21 at 100.00	AA+	1,053,707
	2009, 5.000%, 4/01/30
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A,	6/27 at 100.00	Aa1	5,479,315
	4.000%, 6/01/47
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series	4/28 at 100.00	AA+	2,485,040
	2018A, 5.000%, 4/01/42
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	590,145
339	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013,	2/23 at 100.00	N/R	351,289
	7.750%, 2/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds,
	Series 2012:
$ 1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	$ 1,111,966
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,216,376
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,044,100
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	208,820
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012,	5/22 at 100.00	Aa2 (4)	1,608,741
	5.000%, 5/01/28 (Pre-refunded 5/01/22)
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series	5/22 at 100.00	BBB	4,396,061
	2012, 5.000%, 11/01/41
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/23 at 100.00	N/R (4)	556,090
	Center, Refunding Series 2013, 5.000%, 10/01/26 (Pre-refunded 10/01/23)
6,140	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	N/R (4)	7,747,698
	Center, Series 2017, 5.000%, 10/01/47 (Pre-refunded 10/01/27)
1,800	North Carolina Agricultural & Technical State University, General Revenue Bonds,	10/25 at 100.00	A1	2,100,258
	Refunding Series 2015A, 5.000%, 10/01/40
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College,
	Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	519,945
250	5.000%, 3/01/28	3/22 at 100.00	AA+	259,845
500	5.000%, 3/01/29	3/22 at 100.00	AA+	519,390
500	5.000%, 3/01/32	3/22 at 100.00	AA+	518,840
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,274,674
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	4,722,744
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University
	Project, Series 2015 A:
1,605	5.000%, 10/01/55 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+ (4)	1,929,627
9,485	5.000%, 10/01/55 (Pre-refunded 10/01/25) (UB) (6)	10/25 at 100.00	AA+ (4)	11,403,448
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales
	University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	Baa2	1,672,382
1,000	5.000%, 4/01/33	4/23 at 100.00	Baa2	1,071,650
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	7/26 at 100.00	Aa3	5,634,950
	Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37
2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	1/28 at 100.00	Aa3	3,032,225
	Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist	3/22 at 100.00	BB	4,473,256
	University, Series 2012, 5.000%, 3/01/34
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
	Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	BBB+ (4)	103,874
180	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	186,973
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A,	7/22 at 100.00	N/R (4)	3,698,485
	5.000%, 1/01/25 (Pre-refunded 7/01/22)
22,210	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex	1/30 at 100.00	A2	25,199,688
	Healthcare, Series 2020A, 4.000%, 7/01/49
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	2,943,149
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalchian	7/21 at 100.00	N/R (4)	2,706,880
	Regional HealthCare System, Series 2011A, 6.500%, 7/01/31 (Pre-refunded 7/01/21)
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear	10/22 at 100.00	A– (4)	2,538,732
	Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27 (Pre-refunded 10/01/22)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield	11/26 at 100.00	A	3,126,130
	Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/26 at 100.00	AA	$ 1,501,587
	University Health System, Refunding Series 2016D, 5.000%, 6/01/29
7,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA (4)	7,368,410
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
12,775	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	14,812,357
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex	7/25 at 100.00	A2	2,273,340
	Healthcare, Series 2015A, 5.000%, 7/01/44
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake	12/22 at 100.00	A2	3,182,100
	Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
2,000	5.000%, 10/01/27	10/22 at 100.00	A2	2,108,820
6,800	5.000%, 10/01/31	10/22 at 100.00	A2	7,169,988
1,500	5.000%, 10/01/38	10/22 at 100.00	A2	1,581,615
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional	6/22 at 100.00	BBB+	3,032,872
	Medical Center, Refunding Series 2012, 5.000%, 6/01/32
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/23 at 100.00	N/R	477,644
	Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33
500	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge	1/27 at 103.00	N/R	560,700
	Project, Refunding Series 2019A, 5.000%, 1/01/39
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding
	Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,837,824
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,764,270
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/26 at 100.00	A	912,912
	Series 2016A, 5.000%, 1/01/30
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%,	10/23 at 100.00	AA (4)	2,254,381
	10/01/42 (Pre-refunded 10/01/23)
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,705,600
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29 (UB) (6)	5/27 at 100.00	AA+	2,489,082
4,000	5.000%, 5/01/30 (UB) (6)	5/27 at 100.00	AA+	4,954,967
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds,	7/21 at 100.00	AA+	8,127,100
	Series 2011, 5.000%, 7/01/41
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital
	Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	Baa3	696,507
800	0.000%, 7/01/30	7/26 at 83.69	Baa3	600,848
850	0.000%, 7/01/31	7/26 at 79.58	Baa3	604,427
2,400	0.000%, 7/01/33	7/26 at 71.99	Baa3	1,536,144
3,160	0.000%, 7/01/36	7/26 at 61.63	Baa3	1,718,787
3,100	0.000%, 7/01/37	7/26 at 58.52	Baa3	1,593,834
1,900	0.000%, 7/01/40	7/26 at 50.36	Baa3	836,095
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	457,280
	5.000%, 7/01/47
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	1,214,510
	Series 2018, 5.000%, 1/01/40
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	BBB	2,634,654
	Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2009B:
$ 150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	BBB	$ 127,208
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	BBB	3,518,287
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	BBB	1,797,933
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	BBB	1,809,276
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	BBB	5,422,336
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	BBB	1,020,195
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015,	6/25 at 100.00	A2	3,539,107
	5.000%, 6/01/33
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds,
	Refunding Series 2017:
200	5.000%, 10/01/27	No Opt. Call	AA+	253,936
150	5.000%, 10/01/28	10/27 at 100.00	AA+	189,096
400	5.000%, 10/01/30	10/27 at 100.00	AA+	500,576
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	572,308
1,600	5.000%, 3/01/31 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,664,896
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,445,600
3,785	5.000%, 3/01/43 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	4,122,319
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series	3/27 at 100.00	AAA	5,745,300
	2016A, 4.000%, 3/01/46
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,237,690
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+ (4)	1,117,320
	(Pre-refunded 10/01/23)
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,383,201
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,512,351
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA–	780,208
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A	366,951
1,250	4.000%, 9/01/35	9/27 at 100.00	A	1,435,425
1,265	4.000%, 9/01/36	9/27 at 100.00	A	1,449,197
1,000	4.000%, 9/01/37	9/27 at 100.00	A	1,142,970
1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A,	6/29 at 100.00	Aa2	1,287,407
	4.000%, 6/01/44
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
1,360	5.000%, 2/01/45	No Opt. Call	Aa3	2,002,818
840	5.000%, 2/01/49	No Opt. Call	Aa3	1,266,905
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015,	4/25 at 100.00	A+	920,776
	5.000%, 4/01/45
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A,	10/27 at 100.00	A+	212,027
	5.000%, 10/01/31
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	2,354,087
1,175	5.000%, 4/01/33 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,336,257
1,385	5.000%, 4/01/35 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,575,077
4,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/42	10/27 at 100.00	A+	5,798,812
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017,	4/28 at 100.00	A+	1,773,561
	5.000%, 4/01/31
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000	5.000%, 4/01/32	4/24 at 100.00	A+	1,125,380
3,065	5.000%, 4/01/39	4/24 at 100.00	A+	3,435,099

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 4,765	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018,	4/28 at 100.00	A+	$ 5,818,875
	5.000%, 4/01/43
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,000	4.000%, 10/01/39	10/29 at 100.00	Aa3	1,191,380
1,500	4.000%, 10/01/44	10/29 at 100.00	Aa3	1,763,970
1,845	4.000%, 10/01/49	10/29 at 100.00	Aa3	2,157,008
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series	10/25 at 100.00	Aa3	1,459,450
	2015A, 5.000%, 10/01/45
341,469	Total North Carolina			373,077,472
	North Dakota – 1.0% (0.7% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	5,314,340
	Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (4)	1,542,345
3,910	6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (4)	4,025,189
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	1,027,444
	Obligated Group, Series 2012, 5.000%, 12/01/35
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2017A:
1,000	5.000%, 12/01/37	12/27 at 100.00	Baa2	1,115,240
8,525	5.000%, 12/01/42	12/27 at 100.00	Baa2	9,420,040
7,070	4.000%, 12/01/47	12/27 at 100.00	Baa2	7,457,082
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	939,060
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley	No Opt. Call	N/R	535,750
	Homes Obligated Group, Series 2016A, 5.125%, 12/01/24
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
11,065	5.000%, 6/01/43	6/28 at 100.00	BBB–	12,732,606
2,610	5.000%, 6/01/48	6/28 at 100.00	BBB–	2,985,240
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	855,550
	Project, Series 2013, 7.750%, 9/01/38 (7)
44,595	Total North Dakota			47,949,886
	Ohio – 6.5% (4.2% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	Baa2	3,531,075
8,255	5.250%, 11/15/46	11/26 at 100.00	Baa2	9,591,402
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	332,816
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
860	4.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	893,230
650	5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	681,558
800	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	838,840
11,940	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding &	11/24 at 100.00	A+	13,522,050
	Improvement Series 2015A, 5.000%, 11/01/43
8,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	9,962,165
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	A+	3,324,392
25,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,951,671
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
990	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,119,324
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 42,115	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	$ 47,344,420
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	15,527,540
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities	1/29 at 100.00	AA	5,822,650
	Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
7,060	5.000%, 12/01/51	6/23 at 100.00	A1	7,619,717
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	11,539,528
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
300	4.000%, 7/01/37	7/31 at 100.00	A3	357,732
300	4.000%, 7/01/38	7/31 at 100.00	A3	356,649
350	4.000%, 7/01/39	7/31 at 100.00	A3	414,911
1,000	4.000%, 7/01/51	7/31 at 100.00	A3	1,158,820
5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities	6/26 at 100.00	AA	5,791,773
	Construction & Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	6,179,166
	Project, Series 2013, 5.000%, 6/15/43
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	1,534,324
	Improvement Series 2012A, 5.000%, 11/01/42
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2 (4)	6,510,541
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB–	1,641,105
1,120	5.000%, 1/01/52	1/27 at 100.00	BBB–	1,221,718
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	BBB–	3,700,473
6,000	5.000%, 1/01/51	1/26 at 100.00	BBB–	6,469,080
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
6,920	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	7,481,627
14,850	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (6)	1/23 at 100.00	Aa3 (4)	16,055,366
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
875	17.955%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	Aa3 (4)	1,159,086
1,050	17.955%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	Aa3 (4)	1,390,904
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	2,377,100
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
5,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/28 at 100.00	A2	6,065,200
	Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/45
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	8,027,760
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
5,880	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	2/31 at 100.00	A2	6,790,224
	Obligated Group Project, Refunding & Improvement Series 2021, 4.000%, 8/01/51
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding	11/24 at 100.00	AA+ (4)	24,479,700
	& Improvement Series 2014, 5.000%, 11/15/49 (Pre-refunded 11/15/24)
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A2	11,411,065
	2018A, 5.000%, 12/01/48
7,550	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	9,364,869
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (5)

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 19,515	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	A+ (4)	$ 21,197,193
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
9,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,	2/28 at 100.00	A+	10,245,240
	Infrastructure Projects, Junior Lien Series 2018A, 4.000%, 2/15/46
4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	5,235,905
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	142,217
130	6.000%, 12/01/42	12/22 at 100.00	BB–	134,135
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	Aa3	5,190,279
	Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	3,996,960
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
297,415	Total Ohio			311,683,500
	Oklahoma – 0.3% (0.2% of Total Investments)
1,165	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019,	9/29 at 100.00	Baa1	1,429,303
	5.000%, 9/01/45
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
2,205	5.250%, 8/15/48	8/28 at 100.00	BB+	2,673,739
2,700	5.500%, 8/15/52	8/28 at 100.00	BB+	3,315,870
4,570	5.500%, 8/15/57	8/28 at 100.00	BB+	5,599,621
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,247,580
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
11,765	Total Oklahoma			14,266,113
	Oregon – 1.7% (1.1% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred
	Interest Series 2017A:
760	5.000%, 6/15/38	6/27 at 100.00	Aa1	925,186
2,750	5.000%, 6/15/39	6/27 at 100.00	Aa1	3,341,635
1,185	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	1,277,845
	Series 2020A, 5.375%, 11/15/55
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,594,729
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,071,814
2,000	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A, 4.000%, 8/01/49	8/30 at 100.00	AA–	2,369,460
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	8,638,883
	5.000%, 6/01/46
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding
	Series 2016A:
6,275	5.000%, 10/01/35	10/26 at 100.00	BBB+	7,364,089
140	5.000%, 10/01/46 (Pre-refunded 10/01/26)	10/26 at 100.00	N/R (4)	172,144
2,120	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,446,840
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien	11/23 at 100.00	Aa1 (4)	9,985,781
	Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
30,870	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series	5/29 at 100.00	A+	34,852,539
	2019A, 4.000%, 5/15/49
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Project,	5/26 at 100.00	A+	6,062,332
	Refunding Series 2016A, 5.000%, 5/15/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	$ 596,455
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/36, 144A
71,190	Total Oregon			81,699,732
	Pennsylvania – 4.9% (3.2% of Total Investments)
15,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	18,044,100
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
1,790	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	2,119,181
	4.000%, 6/01/50
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water
	Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	A2	3,107,969
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	3,083,469
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	3,058,819
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,978,478
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,868,860
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,520,812
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,664,150
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/27 at 100.00	A+	1,419,840
	Medical Center Project, Series 2018A, 5.000%, 11/15/42
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	1,098,970
	Settlement, Series 2018, 5.000%, 6/01/34
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	2,239,741
	Health System Project, Series 2012A, 5.000%, 6/01/42
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A	32,288,458
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue	No Opt. Call	A1	1,346,268
	Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A:
1,315	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,348,572
2,685	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	2,753,548
4,915	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	5,204,739
	Community, Series 2017A, 5.000%, 12/01/47
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	3,560,346
5,180	0.000%, 12/01/32	No Opt. Call	A	3,991,760
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
4,310	5.125%, 12/01/47	12/23 at 100.00	A	4,769,618
4,960	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	5,581,587
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	6,603,771
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	1,147,020
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/44
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	5,557,200
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	6/21 at 100.00	N/R	157,552
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23
213	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	53,138
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%,
	12/31/23 (Cash 5.000%, PIK 5.000%)
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/22 at 100.00	Ba1	1,711,985
	Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1,
	4.000%, 11/01/32

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,570	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/31 at 100.00	Aa3	$ 4,264,900
	Pennsylvania Health System, Refunding Series 2021A, 4.000%, 8/15/43
5,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	6,912,513
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
965	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	992,001
1,035	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,064,259
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2013A:
1,105	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,189,267
2,010	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (4)	2,163,283
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	22,328,467
	2009E, 6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,548,395
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1,	6/26 at 100.00	A1	7,583,591
	5.000%, 12/01/41
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021A, 4.000%, 12/01/51	6/31 at 100.00	A+	11,740,000
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	24,327,380
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
3,735	4.000%, 12/01/45	12/30 at 100.00	A3	4,344,701
4,620	4.000%, 12/01/50	12/30 at 100.00	A3	5,344,555
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities,	7/27 at 100.00	BB	1,534,445
	Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series
	2017A, 5.000%, 7/01/37
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	530,417
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	No Opt. Call	A1 (4)	4,306,114
	8/01/27 – AMBAC Insured (ETM)
2,020	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	2,374,369
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31	12/21 at 100.00	AA (4)	1,158,424
	(Pre-refunded 12/01/21) – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	1,957,232
	Series 2012B, 4.000%, 1/01/33
204,318	Total Pennsylvania			232,944,264
	Puerto Rico – 1.7% (1.1% of Total Investments)
3,996	Cofina Class 2 Trust Tax-Exempt Class 2054 Unit, Puerto Rico, 0.000%, 8/01/54	No Opt. Call	N/R	853,055
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS,	6/21 at 100.00	D	641,556
	5.000%, 7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,073,290
	7/01/24 – NATIONAL PUB Insured
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	1,375,013
	5.250%, 7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,103,760
	5.250%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,281	4.500%, 7/01/34	7/25 at 100.00	N/R	5,775,407
9,399	4.550%, 7/01/40	7/28 at 100.00	N/R	10,431,198
33,017	5.000%, 7/01/58	7/28 at 100.00	N/R	37,278,174

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	$ 1,520,453
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
5,399	4.329%, 7/01/40	7/28 at 100.00	N/R	5,915,145
5,580	4.329%, 7/01/40	7/28 at 100.00	N/R	6,113,337
9,000	4.784%, 7/01/58	7/28 at 100.00	N/R	10,036,890
76,972	Total Puerto Rico			82,117,278
	Rhode Island – 0.7% (0.4% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	1,505,425
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/21 at 15.96	CCC–	28,286,058
	Bonds, Series 2007A, 0.000%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A	2,608,200
	5.000%, 10/01/40
177,940	Total Rhode Island			32,399,683
	South Carolina – 3.8% (2.5% of Total Investments)
3,050	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019,	7/29 at 100.00	A	3,813,110
	5.000%, 7/01/43
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A	1,487,512
6,820	5.000%, 11/01/46	5/26 at 100.00	A	7,818,516
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	22,468,879
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	12,500,994
1,370	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	1,517,645
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 5.000%, 4/01/54
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod
	Health Projects, Refunding & Improvement Series 2018:
19,130	5.000%, 11/01/43	5/28 at 100.00	AA–	22,895,549
7,580	5.000%, 11/01/48	5/28 at 100.00	AA–	8,993,367
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	380,738
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	11,941,300
	Series 2016B, 5.000%, 12/01/56
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	23,134,615
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
3,850	5.000%, 12/01/39	12/24 at 100.00	A–	4,403,129
4,000	5.000%, 12/01/46	12/24 at 100.00	A–	4,572,360
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	7,560,054
	2013A, 5.125%, 12/01/43
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A–	2,246,560
17,240	5.500%, 12/01/54	6/24 at 100.00	A–	19,590,674
17,170	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	21,068,792
4,500	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Revenue	4/22 at 100.00	A3	4,686,300
	Bonds, Refunding Series 2012A, 5.000%, 4/15/32
167,575	Total South Carolina			181,080,094

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 1.0% (0.7% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
$ 3,000	5.000%, 11/01/42	11/26 at 100.00	BB	$ 3,213,750
3,150	5.125%, 11/01/47	11/26 at 100.00	BB	3,374,437
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	A1	9,798,712
	System, Series 2014, 5.000%, 7/01/44
5,205	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	6,196,292
	Refunding Series 2017, 5.000%, 7/01/46
11,200	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	12,665,184
	Health, Inc, Series 2020A, 4.000%, 9/01/50
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	4,051,801
	Series 2014B, 5.000%, 11/01/44
8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	9,637,603
	Series 2015, 5.000%, 11/01/45
43,180	Total South Dakota			48,937,779
	Tennessee – 1.0% (0.6% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	11,552,196
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
3,090	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	3,808,085
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	A–	2,682,185
	Ballad Health, Series 2018A, 5.000%, 7/01/35
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	8/22 at 100.00	A–	2,163,294
	Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42
55	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	6/21 at 100.00	N/R (4)	55,900
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 6/01/21) – NPFG Insured
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,767,050
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	1,136,120
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2017:
445	5.000%, 4/01/31	4/27 at 100.00	BBB	526,364
1,755	5.000%, 4/01/36	4/27 at 100.00	BBB	2,048,664
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	2,474,044
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	1,105,660
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	Aa1	13,080,760
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
40,485	Total Tennessee			46,400,322
	Texas – 10.5% (6.8% of Total Investments)
18,000	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/48 –	2/28 at 100.00	A1	21,781,080
	AGM Insured
4,000	Austin, Texas, Airport System Revenue Bonds, Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A	4,999,600
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	17,112,037
	11/15/45 (UB) (6)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	Baa2	811,580
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	Baa1 (4)	1,437,943
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,100	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	Baa1	$ 3,928,785
	5.000%, 1/01/46
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	8,883,515
	5.000%, 1/01/45
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,978,862
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,027,060
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties,	No Opt. Call	Aaa	2,482,775
	Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A	6,483,728
	Improvement Series 2012C, 5.000%, 11/01/45
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	178,458
	2014A, 5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds,	8/26 at 100.00	Aaa	4,413,286
	School Building Series 2017, 5.000%, 8/15/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
6,545	4.000%, 10/01/39	4/30 at 100.00	A2	7,777,227
8,100	4.000%, 10/01/45	4/30 at 100.00	A2	9,461,934
2,500	4.000%, 10/01/49	4/30 at 100.00	A2	2,907,975
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
15,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (6)	10/23 at 100.00	AA (4)	16,759,811
16,920	5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (4)	18,905,054
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,512,532
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	9,712,800
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (6)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	3,098,233
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,666,492
9,500	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	11,391,830
	4.000%, 8/15/45
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	AA	17,209,015
2,000	4.000%, 8/15/48	2/28 at 100.00	AA	2,297,100
4,040	Harris County, Texas, Toll Road Revenue Bonds, Tender Options Bond Trust 2015-XF2184	No Opt. Call	AAA	7,872,829
	14.434%, 8/15/28 – AGM Insured, 144A (IF) (6)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	532,540
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	1,014,077
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	1,072,459
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,780,217
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	3,784,604
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	2,089,601
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	743,520
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,454,800
2,710	5.000%, 7/01/48	7/28 at 100.00	A	3,326,471
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B,	7/22 at 100.00	A (4)	4,805,255
	5.000%, 7/01/31 (Pre-refunded 7/01/22)

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B:
$ 135	5.450%, 7/01/24 – AGM Insured (ETM)	No Opt. Call	AA (4)	$ 136,135
855	5.450%, 7/01/24 – AGM Insured	No Opt. Call	A	960,823
6,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	6,156,540
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,469,077
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A	10,158,421
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,285,530
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	2,900,279
	Refunding Series 2012A, 5.000%, 8/01/46
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,182,609
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,403,640
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	6/21 at 100.00	BBB	3,062,520
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	9,540,950
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,950,951
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,979,154
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding
	Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A3	19,034,234
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	A2	11,746,198
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,352,777
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	2,026,538
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	11/24 at 102.00	BB+	914,099
	Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016,
	5.000%, 11/15/31
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	4,411,407
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	2,595,678
7,990	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	11,941,135
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	4,759,560
	Appreciation Series 2008I, 6.500%, 1/01/43
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,965,901
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A+	10,957,064
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	13,887,947
5,110	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,872,463
	4.000%, 1/01/44
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018,	1/28 at 100.00	A	5,984,200
	5.000%, 1/01/48
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	7,254,336
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,610,640
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,604,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	$ 2,439,900
	Edward?s University Project, Series 2016, 4.000%, 6/01/36
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	11/21 at 100.00	AA– (4)	2,472,877
	Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
	(Pre-refunded 11/15/21)
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (4)	3,905,848
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	(Pre-refunded 9/01/23)
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	8/23 at 100.00	AA– (4)	4,439,520
	Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43
	(Pre-refunded 8/15/23)
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,954,400
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
1,805	4.000%, 12/31/37	12/30 at 100.00	BBB–	2,105,966
2,500	4.000%, 6/30/38	12/30 at 100.00	BBB–	2,910,250
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,611,425
	Series 2012A, 5.000%, 4/01/31 (Pre-refunded 4/01/22)
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	18,849,576
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A3	8,266,871
	First Tier Series 2015B, 5.000%, 8/15/37
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	Baa1	4,106,359
6,385	5.000%, 8/15/37	8/24 at 100.00	Baa1	7,145,262
44,120	5.000%, 8/15/42	8/24 at 100.00	Baa1	49,123,649
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,833,840
	2002A, 0.000%, 8/15/25 – AMBAC Insured
8,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/29 at 100.00	AAA	9,486,640
	Trust Series 2019A, 4.000%, 10/15/54
460,825	Total Texas			501,452,674
	Utah – 0.5% (0.3% of Total Investments)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A	4,287,130
1,975	5.000%, 7/01/47	7/27 at 100.00	A	2,380,250
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	A	4,840,760
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter
	Academies Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,170,540
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,691,664
2,040	5.000%, 10/15/48	10/27 at 100.00	AA	2,354,242
3,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020A,	5/30 at 100.00	AA+	3,556,530
	4.000%, 5/15/43
17,895	Total Utah			21,281,116
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	1,105,720
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	11,675,600
11,000	Total Vermont			12,781,320

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.2% (0.2% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
$ 1,385	4.000%, 7/01/39	7/30 at 100.00	A+	$ 1,630,200
670	4.000%, 7/01/40	7/30 at 100.00	A+	786,955
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	453,113
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	4,562,010
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (6)
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	1,930,014
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	2,075,960
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	4.000%, 11/01/33
10,285	Total Virginia			11,438,252
	Washington – 2.6% (1.7% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/26 at 100.00	Aa1	8,448,790
	Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	Aa3	11,664,482
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
4,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/30 at 100.00	AA–	4,823,880
	Refunding Series 2020A, 4.000%, 7/01/39
8,075	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/28 at 100.00	A2	9,951,872
	Bonds, Refunding Series 2018, 5.000%, 12/01/43
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/26 at 100.00	A–	5,024,796
	Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36
4,000	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	4,621,280
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+ (4)	15,485,550
	(Pre-refunded 1/01/22)
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	A+	3,431,550
	5.000%, 4/01/40
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series	12/23 at 100.00	AA (4)	1,406,087
	2014, 5.000%, 12/01/44 (Pre-refunded 12/01/23)
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+	13,259,142
	Bonds, Series 2013A, 5.000%, 12/01/38
5,250	Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	Aa2	6,101,445
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	628,771
	2019A-1, 4.000%, 8/01/44
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,250,800
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,394,300
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	3,348,807
	Refunding Series 2012B, 5.000%, 10/01/30 (Pre-refunded 10/01/22)
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	8,791,286
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
2,325	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	BB+	2,525,043
	Bonds, Series 2018, 4.000%, 7/01/58
2,410	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,726,409
	University, Series 2020, 4.000%, 5/01/50
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,	1/25 at 102.00	BB	535,580
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%,
	1/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	$ 8,295,750
	6/01/28 – FGIC Insured
116,680	Total Washington			125,715,620
	West Virginia – 0.9% (0.6% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United
	Health System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	3,319,980
16,845	5.500%, 6/01/44 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	18,685,148
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	10,699,740
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	4,123,840
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
1,050	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail	No Opt. Call	N/R	1,057,717
	and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	AA–	6,748,890
	4.000%, 6/01/42
39,145	Total West Virginia			44,635,315
	Wisconsin – 3.0% (1.9% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A (7)	No Opt. Call	N/R	1,323
42	0.000%, 1/01/47, 144A (7)	No Opt. Call	N/R	1,256
42	0.000%, 1/01/48, 144A (7)	No Opt. Call	N/R	1,229
42	0.000%, 1/01/49, 144A (7)	No Opt. Call	N/R	1,195
41	0.000%, 1/01/50, 144A (7)	No Opt. Call	N/R	1,134
45	0.000%, 1/01/51, 144A (7)	No Opt. Call	N/R	1,222
1,163	3.750%, 7/01/51, 144A (7)	3/28 at 100.00	N/R	800,454
45	0.000%, 1/01/52, 144A (7)	No Opt. Call	N/R	1,168
44	0.000%, 1/01/53, 144A (7)	No Opt. Call	N/R	1,132
44	0.000%, 1/01/54, 144A (7)	No Opt. Call	N/R	1,096
43	0.000%, 1/01/55, 144A (7)	No Opt. Call	N/R	1,058
43	0.000%, 1/01/56, 144A (7)	No Opt. Call	N/R	1,028
42	0.000%, 1/01/57, 144A (7)	No Opt. Call	N/R	994
42	0.000%, 1/01/58, 144A (7)	No Opt. Call	N/R	959
42	0.000%, 1/01/59, 144A (7)	No Opt. Call	N/R	935
41	0.000%, 1/01/60, 144A (7)	No Opt. Call	N/R	900
41	0.000%, 1/01/61, 144A (7)	No Opt. Call	N/R	863
40	0.000%, 1/01/62, 144A (7)	No Opt. Call	N/R	837
40	0.000%, 1/01/63, 144A (7)	No Opt. Call	N/R	808
39	0.000%, 1/01/64, 144A (7)	No Opt. Call	N/R	789
39	0.000%, 1/01/65, 144A (7)	No Opt. Call	N/R	758
39	0.000%, 1/01/66, 144A (7)	No Opt. Call	N/R	712
501	0.000%, 1/01/67, 144A (7)	No Opt. Call	N/R	8,632
2,250	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian	1/31 at 100.00	BBB	2,537,753
	Regional Healthcare System Obligated Group, Series 2021A, 4.000%, 7/01/56
2,000	Public Finance Authority of Wisconsin, Retirement Communities Revenue Bonds, ACTS	11/27 at 103.00	A–	2,411,400
	Retirement – Life Communities, Inc Obligated Group, Series 2020A, 5.000%, 11/15/41
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	6,703,140
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,576,906
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA– (4)	4,477,118
	2013A, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	1,067,303
	Inc Obligated Group, Series 2012A, 5.000%, 4/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 18,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic	2/27 at 100.00	A–	$ 21,263,918
	Health System, Inc, Series 2017C, 5.000%, 2/15/47
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,028,780
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,028,780
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	4,871,273
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,302,660
	Series 2016B, 5.000%, 2/15/35
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	7,943,268
	Inc, Series 2012, 5.000%, 6/01/39
615	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital	No Opt. Call	A1	653,591
	Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	2,814,353
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	1,018,770
	Lutheran, Series 2011A, 5.250%, 10/15/39
5,155	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,824,119
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	A1	2,355,780
	Aspirus, Inc Obligated Group, Series 2017, 5.000%, 8/15/52
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,735,550
	Health Care, Inc, Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Benevolent Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,195,403
955	5.000%, 6/01/41	6/25 at 103.00	N/R	1,020,551
3,620	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/30 at 100.00	Aa3	4,235,979
	Children’s Hospital of Wisconsin, Inc, Series 2020, 4.000%, 8/15/50
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	1,255,010
1,110	5.000%, 9/01/31 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	1,393,061
1,100	5.000%, 9/01/32 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	1,380,511
1,725	5.000%, 9/01/33 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	2,164,892
1,775	5.000%, 9/01/34 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	2,227,643
1,910	5.000%, 9/01/35 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	2,397,069
2,065	5.000%, 9/01/36 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB– (4)	2,591,596
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	2/26 at 100.00	A–	9,648,010
	Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	6,002,850
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc, Series 2018A:
1,240	5.000%, 9/15/31	9/23 at 100.00	BBB–	1,314,202
7,955	5.000%, 9/15/50	9/23 at 100.00	BBB–	8,303,986
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	A1	11,532,791
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
10,770	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/29 at 100.00	A1	12,206,933
	ThedaCare Inc, Series 2019, 4.000%, 12/15/49
128,998	Total Wisconsin			143,315,431

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3% (0.2% of Total Investments)
$ 9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+	$ 10,195,570
	Series 2013A, 5.000%, 9/01/37
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
2,000	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,060,520
1,000	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,033,010
12,625	Total Wyoming			13,289,100
$ 6,962,756	Total Long-Term Investments (cost $6,570,738,594)			7,363,084,341
	Floating Rate Obligations – (2.8)%			(133,490,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (6.6)% (8)			(316,308,651)
	MuniFund Preferred Shares, net of deferred offering costs – (22.8)% (9)			(1,086,246,978)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (24.2)% (10)			(1,153,609,064)
	Other Assets Less Liabilities – 2.2%			100,942,237
	Net Assets Applicable to Common Shares – 100%			$ 4,774,371,885

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 4.3%.
(9)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 14.8%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 15.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives, for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2021 (Unaudited)

	NAD	NEA
Assets
Long-term investments, at value (cost $5,242,742,312 and $6,570,738,594, respectively)	$5,866,093,174	$7,363,084,341
Short-term investments, at value (cost approximates value)	5,100,000	—
Cash	3,227,913	2,335,786
Receivable for:
Dividends	533	—
Interest	72,368,367	87,710,393
Investments sold	53,841,326	57,766,093
Other assets	1,378,028	2,388,074
Total assets	6,002,009,341	7,513,284,687
Liabilities
Floating rate obligations	115,510,000	133,490,000
Payable for:
Dividends	11,912,115	16,719,125
Interest	350,838	459,064
Investments purchased – regular settlement	—	5,848,300
Investments purchased - when-issued/delayed-delivery settlement	18,496,916	19,620,230
Offering costs	—	541,753
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $727,500,000 and $316,500,000, respectively)	727,145,829	316,308,651
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $679,000,000 and $1,088,900,000, respectively)	678,392,696	1,086,246,978
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $632,000,000 and $1,159,400,000, respectively)	630,330,617	1,153,609,064
Accrued expenses:
Management fees	2,674,412	3,330,373
Trustees fees	1,129,461	1,526,225
Other	1,419,697	1,213,039
Total liabilities	2,187,362,581	2,738,912,802
Commitments and contingencies (Note 8)
Net assets applicable to common shares	$3,814,646,760	$4,774,371,885
Common shares outstanding	233,404,656	299,037,392
Net asset value (“NAV”) per common share outstanding	$16.34	$15.97
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,334,047	$2,990,374
Paid-in-surplus	3,226,286,587	4,015,803,582
Total distributable earnings	586,026,126	755,577,929
Net assets applicable to common shares	$3,814,646,760	$4,774,371,885
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2021 (Unaudited)

	NAD	NEA
Investment Income	$103,810,762	$134,655,071
Expenses
Management fees	14,773,811	19,309,610
Interest expense and amortization of offering costs	6,683,434	6,320,154
Liquidity fees	2,384,377	5,473,472
Remarketing fees	317,756	977,737
Custodian fees	209,149	256,962
Trustees fees	82,769	106,103
Professional fees	194,575	524,996
Shareholder reporting expenses	119,983	143,622
Shareholder servicing agent fees	54,365	59,882
Stock exchange listing fees	58,204	37,550
Investor relations expenses	91,869	124,345
Reorganization expenses	295,000	60,000
Other	64,145	100,438
Net expenses	25,329,437	33,494,871
Net investment income (loss)	78,481,325	101,160,200
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	5,617,068	8,454,766
Change in net unrealized appreciation (depreciation) of Investments	119,188,133	117,124,720
Net realized and unrealized gain (loss)	124,805,201	125,579,486
Net increase (decrease) in net assets applicable to common shares from operations	$203,286,526	$226,739,686

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAD		NEA
	Six Months		Six Months
	Ended		Ended
	4/30/21	Year Ended	4/30/21	Year Ended
	(Unaudited)	10/31/20	(Unaudited)	10/31/20
Operations
Net investment income (loss)	$78,481,325	$146,764,330	$101,160,200	$191,357,878
Net realized gain (loss) from investments	5,617,068	(11,900,124)	8,454,766	(3,608,635)
Change in net unrealized appreciation (depreciation) of investments	119,188,133	(32,006,896)	117,124,720	(24,512,170)
Net increase (decrease) in net assets applicable to common shares
from operations	203,286,526	102,857,310	226,739,686	163,237,073
Distributions to Common Shareholders
Dividends	(75,558,708)	(138,980,629)	(100,698,131)	(183,762,876)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(75,558,708)	(138,980,629)	(100,698,131)	(183,762,876)
Capital Share Transactions
Common Shares:
Issued in the Reorganization	352,666,794	159,102,613	329,945,848	245,521,737
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	352,666,794	159,102,613	329,945,848	245,521,737
Net increase (decrease) in net assets applicable to common shares	480,394,612	122,979,294	455,987,403	224,995,934
Net assets applicable to common shares at the beginning of period	3,334,252,148	3,211,272,854	4,318,384,482	4,093,388,548
Net assets applicable to common shares at the end of period	$3,814,646,760	$3,334,252,148	$4,774,371,885	$4,318,384,482

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2021 (Unaudited)

	NAD	NEA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$203,286,526	$226,739,686
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(246,568,845)	(473,243,733)
Proceeds from sales and maturities of investments	272,667,152	481,575,882
Proceeds from (Purchase of) short-term investments, net	(5,100,000)	5,000,000
Payment-in-kind distributions	—	(1,200)
Proceeds from litigation settlement	—	125
Taxes paid	(44,077)	(47,572)
Amortization (Accretion) of premiums and discounts, net	(114,710)	(407,830)
Amortization of deferred offering costs	105,831	743,526
(Increase) Decrease in:
Receivable for interest	(390,223)	(1,768,362)
Receivable for investments sold	(36,521,326)	(31,066,093)
Other assets	11,995	(81,265)
Increase (Decrease) in:
Payable for interest	227,493	332,025
Payable for investments purchased – regular settlement	—	5,848,300
Payable for investments purchased – when-issued/delayed-delivery settlement	15,163,649	19,620,230
Payable for offering costs	—	541,753
Accrued management fees	209,114	169,551
Accrued Trustees fees	272,569	380,719
Accrued other expenses	454,972	75,087
Net realized (gain) loss from:
Investments	(5,617,068)	(8,454,766)
Paydowns	307,172	175,634
Change in net unrealized appreciation (depreciation) of investments	(119,188,133)	(117,124,720)
Net cash provided by (used in) operating activities	79,162,091	109,006,977
Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	—	(3,916,633)
Proceeds from MFP Shares issued, at liquidation preference	—	130,900,000
(Repayments) of VRDP Shares issued, at liquidation preference	—	(130,900,000)
Proceeds from reverse repurchase agreements	—	130,900,000
(Repayments of) reverse repurchase agreements	—	(130,900,000)
(Payments for) deferred offering costs	—	(961,800)
(Repayments of) floating rate obligations	(1,875,000)	(4,890,000)
Cash distributions paid to common shareholders	(75,570,911)	(99,524,060)
Net cash provided by (used in) financing activities	(77,445,911)	(109,292,493)
Net Increase (Decrease) in Cash	1,716,180	(285,516)
Cash at the beginning of period	263,532	—
Cash acquired in connection with the Reorganization	1,248,201	2,621,302
Cash at the end of period	$3,227,913	$2,335,786

Supplemental Disclosure of Cash Flow Information(1)	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$6,257,475	$5,081,914

(1) See Notes to Financial Statements, Note 1 – General Information for more information of the non-cash activities related to the Funds’ Reorganizations.

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price

NAD
Year Ended 10/31:
2021(d)	$15.75	$0.37	$ 0.58	$ 0.95	$(0.36)	$ —	$(0.36)	$ —	$16.34	$15.32
2020	15.91	0.70	(0.19)	0.51	(0.67)	—	(0.67)	—	15.75	14.44
2019	14.42	0.67	1.46	2.13	(0.64)	—	(0.64)	—	15.91	14.42
2018	15.41	0.69	(0.99)	(0.30)	(0.69)	—	(0.69)	—*	14.42	12.41
2017	15.75	0.73	(0.29)	0.44	(0.78)	—	(0.78)	—	15.41	13.86
2016	15.44	0.71	0.45	1.16	(0.85)	—	(0.85)	—	15.75	14.19

NEA
Year Ended 10/31:
2021(d)	15.50	0.35	0.47	0.82	(0.35)	—	(0.35)	—	15.97	15.05
2020	15.58	0.69	(0.11)	0.58	(0.66)	—	(0.66)	—	15.50	14.33
2019	14.16	0.66	1.40	2.06	(0.64)	—	(0.64)	—	15.58	14.20
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—*	14.16	12.13
2017	15.36	0.71	(0.26)	0.45	(0.74)	—	(0.74)	—	15.07	13.57
2016	14.82	0.72	0.58	1.30	(0.76)	—	(0.76)	—	15.36	13.75

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)
6.05%	8.62%	$3,814,647	1.46%**	4.56%**	5%
3.27	4.89	3,334,252	1.87	4.47	15
15.03	21.78	3,211,273	2.45	4.35	8
(2.03)	(5.69)	2,910,735	2.34	4.57	20
3.01	3.26	3,110,034	1.95	4.84	18
7.54	6.88	3,179,168	1.90	4.64	11
5.33	7.52	4,774,372	1.48**	4.46**	7
3.84	5.74	4,318,384	1.85	4.46	16
14.81	22.78	4,093,389	2.40	4.41	8
(1.62)	(5.84)	3,719,774	2.29	4.63	11
3.16	4.21	3,959,861	1.94	4.80	15
8.84	9.33	4,037,193	1.77	4.59	12

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
•
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2021(d)	0.55%**	2021(d)	0.56%**
2020	0.94	2020	0.94
2019	1.50	2019	1.47
2018	1.39	2018	1.35
2017	1.00	2017	1.00
2016	0.90	2016	0.78

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	Unaudited. For the six months ended April 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
									AMTP, MFP,
									VMTP and/or
									VRDP Shares
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		of Period
		Asset		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference
NAD
Year Ended 10/31:
2021(b)	$727,500	$287,130	$679,000	$287,130	$ —	$ —	$ 632,000	$287,130	$2.87
2020	545,500	279,599	679,000	279,599	—	—	632,000	279,599	2.80
2019	545,500	279,954	607,000	279,954	—	—	632,000	279,954	2.80
2018	—	—	607,000	263,112	545,500	263,112	632,000	263,112	2.63
2017	—	—	—	—	952,500	296,279	632,000	296,279	2.96
2016	—	—	—	—	952,500	300,642	632,000	300,642	3.01

NEA
Year Ended 10/31:
2021(b)	316,500	286,150	1,088,900	286,150	—	—	1,159,400	286,150	2.86
2020	143,500	280,550	958,000	280,550	—	—	1,290,300	280,550	2.81
2019	—	—	958,000	282,066	—	—	1,290,300	282,066	2.82
2018	—	—	958,000	265,448	—	—	1,290,300	265,448	2.65
2017	—	—	—	—	773,000	291,919	1,290,300	291,919	2.92
2016	—	—	—	—	773,000	295,667	1,290,300	295,667	2.96

(a)
NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares were as follows:

Asset
Coverage
Per
$1,000
NEA	Share
Series D
Year Ended 10/31:
2021(b)	$2,862
2020	2,805
2019	2,800
2018	—
2017	—
2016	—
(b)                 Unaudited. For the six months ended April 30, 2021.
See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen Quality Municipal Income Fund (NAD)
●	Nuveen AMT-Free Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
The end of the reporting period for the Funds is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the ”current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganizations
Effective prior to the opening of business on April 12, 2021, Nuveen Maryland Quality Municipal Income Fund (NMY) (a “Target Fund”) was merged into NAD (an “Acquiring Fund”) and effective prior to the opening of business on February 8, 2021, Nuveen Michigan Quality Municipal Income Fund (NUM) (a “Target Fund”) was merged into NEA (an “Acquiring Fund”) (each a “Reorganization” and collectively the “Reorganizations”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of each Reorganization, each Target Fund transferred its assets to its respective Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of their respective Acquiring Fund. Holders of common shares of each Target Fund received newly issued common shares of their respective Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to each Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of each Target Fund receive on a one-for-one basis newly issued preferred shares of their respective Acquiring Fund, in exchange for preferred shares of each Target Fund held immediately prior to each Reorganization. Details of each Reorganization are further described in Note 10 – Fund Reorganizations.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV

Notes to Financial Statements (Unaudited) (continued)
for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of the Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NAD	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$5,865,521,258	$—	$5,865,521,258
Investment Companies	571,916	—	—	571,916
Short-Term Investments:
Municipal Bonds*	—	5,100,000	—	5,100,000
Total	$571,916	$5,870,621,258	$—	$5,871,193,174

NEA
Long-Term Investments:
Municipal Bonds*	$—	$7,363,084,341	$—	$7,363,084,341

* Refer to the Fund’s Portfolio of Investments for state classifications.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

Notes to Financial Statements (Unaudited) (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$115,510,000	$133,490,000
Floating rate obligations: externally-deposited Inverse Floaters	122,945,000	144,155,000
Total	$238,455,000	$277,645,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$123,338,115	$151,818,361
Average annual interest rate and fees	0.61%	0.61%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$98,570,000	$139,265,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	35,340,000	98,085,000
Total	$133,910,000	$237,350,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NAD	NEA
Purchases	$246,568,845	$473,243,733
Sales and maturities	272,667,152	481,575,882
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed

Notes to Financial Statements (Unaudited) (continued)
delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NAD		NEA
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/21	10/31/20	4/30/21	10/31/20
Common shares:
Issued in the Merger	21,755,613	9,784,676	20,447,125	15,869,620

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, NAD and NEA had $727,145,829 and 316,308,651 of AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
	2028-2*	1,820	182,000,000
NEA	2028	1,435	$143,500,000
	2028-1*	1,730	173,000,000

* AMTP Shares issued in connection with the Merger.

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAD	360-day	2028	December 1, 2028**	November 30, 2019
	360-day	2028-1	December 1, 2028**	November 30, 2019
	360-day	2028-2	December 1, 2028**	November 30, 2019
NEA	360-day	2028	December 1, 2028**	November 30, 2019
	360-day	2028-1	December 1, 2028**	December 13, 2019
** Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NAD	NEA
Average liquidation preference of AMTP Shares outstanding	$564,604,972	$221,875,691
Annualized dividend rate	0.97%	0.94%
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Notes to Financial Statements (Unaudited) (continued)
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider with, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NEA incurred offering costs of $961,800 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NAD and NEA had $678,392,696 and $1,086,246,978 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NAD	A	6,070	$607,000,000	January 3, 2028	VRM	January 3, 2028*
	B	720	72,000,000	September 1, 2047	VRM	September 28, 2022
NEA	A	1,850	$185,000,000	February 3, 2048	VRM	February 3, 2048*
	B	3,350	335,000,000	March 2, 2028	VRM	March 2, 2028*
	C	2,380	238,000,000	March 2, 2028	VRDM	March 2, 2028*
	D	330,900	330,900,000	March 1, 2029	VRRM	N/A
* Subject to earlier termination by either the Fund or the shareholder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NAD	NEA
Average liquidation preference of MFP Shares outstanding	$679,000,000	$1,009,347,514
Annualized dividend rate	0.86%	0.62%
Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAD and NEA had $630,330,617 and 1,153,609,064 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10	267,500,000	September 11, 2026
	3	1,277	0.10	127,700,000	September 11, 2026
NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	3	3,509	0.05	350,900,000	March 1, 2040
	4	4,895	0.10	489,500,000	September 11, 2026
	5	1,000	0.10	100,000,000	October 1, 2046
* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,230,997,238
Annualized dividend rate	0.16%	0.14%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2021
NAD	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028-2	1,820	$182,000,000
	Six Months Ended
	April 30, 2021
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028-1	1,730	$173,000,000

Notes to Financial Statements (Unaudited) (continued)

	Year Ended
	October 31, 2020
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028	1,435	$143,500,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2021
NEA	Series	Shares	Amount
MFP Shares issued	D	1,309	$130,900,000

	Year Ended
	October 31, 2020
NAD	Series	Shares	Amount
MFP Shares issued in connection with the Merger	B	720	$72,000,000

Transactions VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2021
NEA	Series	Shares	Amount
VRDP Shares redeemed	2	(1,309)	$(130,900,000)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.
	NAD	NEA
Tax cost of investments	$5,128,334,309	$6,429,694,433
Gross unrealized:
Appreciation	$635,882,549	$803,055,400
Depreciation	(8,532,411)	(3,155,891)
Net unrealized appreciation (depreciation) of investments	$627,350,138	$799,899,509
Permanent differences, primarily due to federal taxes paid, paydowns, nondeductible offering costs, distribution reallocations, nondeductible reorganization expenses, reorganization adjustments and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2020, the Funds’ last tax year end, were as follows:
	NAD	NEA
Undistributed net tax-exempt income[1]	$15,583,764	$19,083,074
Undistributed net ordinary income[2]	1,391,979	1,805,049
Undistributed net long-term capital gains	—	—
1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2020, and paid on November 2, 2020.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	NAD	NEA
Distributions from net tax-exempt income	$163,888,867	$210,634,570
Distributions from net ordinary income[2]	385	246
Distributions from net long-term capital gains	—	—
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of October 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NAD[3]	NEA[3]
Not subject to expiration:
Short-term	$44,288,986	$41,864,100
Long-term	9,713,774	16,323,771
Total	$54,002,760	$58,187,871
3	A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7.	Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of April 30, 2021, the complex-level fee for each Fund was 0.1544%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAD	NEA
Purchases	$36,645,870	$20,161,158
Sales	50,132,893	20,173,400
Realized gain (loss)	(240,011)	(479,484)
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Fund Leverage
Reverse Repurchase Agreements
During the current fiscal period, NEA utilized reverse repurchase agreements as means of temporary borrowings awaiting the settlement of newly issued preferred shares.
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.
As of the end of the reporting period, the Fund did not have any outstanding reverse repurchase agreements.
During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Utilization period (days outstanding)	18
Average daily balance outstanding	$ 130,900,000*
Average interest rate	0.81%
* For the period February 1, 2021 through February 18, 2021.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:
	NAD	NEA
Maximum outstanding balance	$4,149,160	$84,900,000
During the Funds’ utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NAD	NEA
Utilization period (days outstanding)	4	7
Average daily balance outstanding	$4,149,160	$36,678,973
Average annual interest rate	1.39%	1.38%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds

Notes to Financial Statements (Unaudited) (continued)
covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
10. Fund Reorganizations
The Reorganizations as previously described in Note 1 — General Information were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganizations, were as follows:
NMY
Cost of investments	$486,183,039
Fair value of investments	529,460,773
Net unrealized appreciation (depreciation) of investments	43,277,734
NUM
Cost of investments	$452,413,776
Fair value of investments	495,438,757
Net unrealized appreciation (depreciation) of investments	43,024,981
For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:
Target Fund – Prior to Reorganization	NMY
Common shares outstanding	23,099,664
Net assets applicable to common shares	$352,666,794
NAV per common share outstanding	$15.27

Target Fund – Prior to Reorganization	NUM
Common shares outstanding	20,226,887
Net assets applicable to common shares	$329,945,848
NAV per common share outstanding	$16.31
Acquiring Fund – Prior to Reorganization	NAD
Common shares outstanding	211,649,043
Net assets applicable to common shares	$3,430,907,502
NAV per common share outstanding	$16.21
Acquiring Fund – Prior to Reorganization	NEA
Common shares outstanding	278,590,267
Net assets applicable to common shares	$4,495,465,583
NAV per common share outstanding	$16.14
Acquiring Fund – Post Reorganization	NAD
Common shares outstanding	233,404,656
Net assets applicable to common shares	$3,783,574,297
NAV per common share outstanding	$16.21
Acquiring Fund – Post Reorganization	NEA
Common shares outstanding	299,037,392
Net assets applicable to common shares	$4,825,411,431
NAV per common share outstanding	$16.14
Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal periods were June 1, 2020 for NMY and March 1, 2020 for NUM. Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for each Fund’s current fiscal period, are as follows:
Acquiring Fund – Pro Forma Results from Operations	NAD
Net investment income (loss)	$84,798,458
Net realized and unrealized gains (losses)	135,281,240
Change in net assets resulting from operations	220,079,699
Acquiring Fund – Pro Forma Results from Operations	NEA
Net investment income (loss)	$104,522,498
Net realized and unrealized gains (losses)	134,685,688
Change in net assets resulting from operations	239,208,187
Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations of their respective Acquiring Fund since the Reorganizations were consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.
11. Subsequent Event
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Shareholder Update (Unaudited)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this semi-annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
Nuveen Quality Municipal Income Fund (NAD)
Fund Reorganization
As noted in the Notes to Financial Statements of this report, effective April 12, 2021 Nuveen Maryland Quality Municipal Income Fund (“NMY”) was reorganized into NAD. Holders of common shares of NMY received newly issued common shares of NAD, with cash being distributed in lieu of fractional common shares.
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
Fund Reorganization
As noted in the Notes to Financial Statements of this report, effective March 8, 2021 Nuveen Michigan Quality Municipal Income Fund (“NUM”) was reorganized into NEA. Holders of common shares of NUM received newly issued common shares of NEA, with cash being distributed in lieu of fractional common shares.

Risk Considerations (Unaudited)
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Quality Municipal Income Fund (NAD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund,are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk,and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAD.
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund,are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEA.

Additional Fund
Information

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta*	Joanne T. Medero*	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Effective June 1, 2021.

Investment Adviser	Custodian	Legal Counsel		Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP		Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street			200 East Randolph Street	Company, N.A.
	Boston, MA 02111			Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NAD	NEA
Common shares repurchased	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (Unaudited) (continued)
■ Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-B-0421D 1668432-INV-B-06/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 7, 2021